File Nos. 333-76651, 811-093011


    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2003


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 6
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                                 Amendment No. 9
                        (CHECK APPROPRIATE BOX OR BOXES.)
                       -----------------------------------


                      TIAA-CREF Institutional Mutual Funds
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                730 Third Avenue
                          New York, New York 10017-3206
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 842-2733

                                 Lisa Snow, Esq.
                      TIAA-CREF Institutional Mutual Funds
                                730 Third Avenue
                          New York, New York 10017-3206
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement.

                  It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)


[X]  On February 1, 2003 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2) [ ] On (date) pursuant to paragraph (a)(1)

[ ]  On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FEBRUARY 1, 2003


TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Prospectus

         GROWTH EQUITY FUND                    MID-CAP VALUE INDEX FUND
         GROWTH & INCOME FUND                  MID-CAP BLEND INDEX FUND
         INTERNATIONAL EQUITY FUND             SMALL-CAP GROWTH INDEX FUND
         LARGE-CAP VALUE FUND                  SMALL-CAP VALUE INDEX FUND
         MID-CAP GROWTH FUND                   SMALL-CAP BLEND INDEX FUND
         MID-CAP VALUE FUND                    INTERNATIONAL EQUITY INDEX FUND
         SMALL-CAP EQUITY FUND                 REAL ESTATE SECURITIES FUND
         LARGE-CAP GROWTH INDEX FUND           SOCIAL CHOICE EQUITY FUND
         LARGE-CAP VALUE INDEX FUND            BOND FUND
         EQUITY INDEX FUND                     INFLATION-LINKED BOND FUND
         S&P 500 INDEX FUND                    MONEY MARKET FUND
         MID-CAP GROWTH INDEX FUND

                               -----------------
                               [GRAPHIC OMITTED]
                               -----------------

The TIAA-CREF Institutional Mutual Funds consists of twenty-three investment portfolios, or "Funds," and currently offers three classes of shares: Retirement Class, Institutional Class and Retail Class shares. Each of these classes is described in this prospectus.

The Funds' share classes have different expenses. As a result, each Fund's share classes will have different share prices and different investment performance.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


SUMMARY INFORMATION............................................................1
         OVERVIEW OF THE FUNDS.................................................1
         GENERAL INFORMATION ABOUT THE FUNDS...................................2
         THE EQUITY FUNDS......................................................2
                  RISKS OF INVESTING IN THE EQUITY FUNDS.......................2
         ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)..4
                  DUAL INVESTMENT MANAGEMENT STRATEGY(R).......................4
                  GROWTH EQUITY FUND...........................................5
                  GROWTH & INCOME FUND.........................................6
                  INTERNATIONAL EQUITY FUND....................................6
                  LARGE-CAP VALUE FUND.........................................8
                  MID-CAP GROWTH FUND..........................................8
                  MID-CAP VALUE FUND...........................................9
         ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY.......10
                  QUANTITATIVE MANAGEMENT STRATEGY............................10
                  SMALL-CAP EQUITY FUND.......................................11
         EQUITY INDEX FUNDS...................................................11
                  LARGE-CAP GROWTH INDEX FUND.................................13
                  LARGE-CAP VALUE INDEX FUND..................................13
                  EQUITY INDEX FUND...........................................13
                  S&P 500 INDEX FUND..........................................13
                  MID-CAP GROWTH INDEX FUND...................................14
                  MID-CAP VALUE INDEX FUND....................................14
                  MID-CAP BLEND INDEX FUND....................................15
                  SMALL-CAP GROWTH INDEX FUND.................................15
                  SMALL-CAP VALUE INDEX FUND..................................15
                  SMALL-CAP BLEND INDEX FUND..................................16
                  INTERNATIONAL EQUITY INDEX FUND.............................16
         SPECIALTY EQUITY FUNDS...............................................17
                  SOCIAL CHOICE EQUITY FUND...................................17

         REAL ESTATE SECURITIES FUND..........................................19
                  RISKS OF INVESTING IN THE REAL ESTATE SECURITIES FUND.......19
                  REAL ESTATE SECURITIES FUND.................................20
         FIXED-INCOME FUNDS...................................................21
                  RISKS OF INVESTING IN THE FIXED-INCOME FUNDS................21
                  BOND FUND...................................................22
                  INFLATION-LINKED BOND FUND..................................24
         MONEY MARKET FUND....................................................25
                  MONEY MARKET FUND...........................................25
         PAST PERFORMANCE.....................................................26
         FEES AND EXPENSES....................................................30
                  FEES AND EXPENSES FOR THE RETIREMENT CLASS SHARES...........30
                  FEES AND EXPENSES FOR THE INSTITUTIONAL CLASS SHARES........32
                  FEES AND EXPENSES FOR THE RETAIL CLASS SHARES...............35
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...................................36
         INVESTMENT MANAGEMENT STYLES.........................................36
         MORE ABOUT BENCHMARK AND OTHER INDICES...............................37
                  ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT
                    STRATEGY..................................................37
                  GROWTH EQUITY FUND..........................................37
                  GROWTH & INCOME FUND........................................37
                  INTERNATIONAL EQUITY FUND...................................37
                  LARGE-CAP VALUE FUND........................................38
                  MID-CAP GROWTH FUND.........................................38
                  MID-CAP VALUE FUND..........................................38
                  ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT
                    STRATEGY..................................................39
                  SMALL-CAP EQUITY FUND.......................................39
                  EQUITY INDEX FUNDS..........................................39
                  LARGE-CAP GROWTH INDEX FUND.................................39
                  LARGE-CAP VALUE INDEX FUND..................................39
                  EQUITY INDEX FUND...........................................40
                  S&P 500 INDEX FUND..........................................40

                  MID-CAP GROWTH INDEX FUND...................................40
                  MID-CAP VALUE INDEX FUND....................................41
                  MID-CAP BLEND INDEX FUND....................................41
                  SMALL-CAP GROWTH INDEX FUND.................................41
                  SMALL-CAP VALUE INDEX FUND..................................41
                  SMALL-CAP BLEND INDEX FUND..................................42
                  INTERNATIONAL EQUITY INDEX FUND.............................42
                  SPECIALTY EQUITY FUNDS......................................42
                  SOCIAL CHOICE EQUITY FUND...................................42
         ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS................43
                  THE REAL ESTATE SECURITIES FUND.............................43
                  REAL ESTATE SECURITIES FUND.................................43
                  THE FIXED INCOME FUNDS......................................44
                  BOND FUND...................................................44
                  INFLATION-LINKED BOND FUND..................................44
         ADDITIONAL INVESTMENT STRATEGIES FOR THE FIXED INCOME FUNDS..........44
                  THE MONEY MARKET FUND.......................................44
                  MONEY MARKET FUND...........................................44
SHARE CLASSES.................................................................45
MANAGEMENT OF THE FUNDS.......................................................46
         THE FUNDS' INVESTMENT ADVISER........................................46
         OTHER SERVICES.......................................................47
CALCULATING SHARE PRICE.......................................................48
DIVIDENDS AND DISTRIBUTIONS...................................................49
TAXES.........................................................................50
YOUR ACCOUNT:  BUYING, SELLING OR EXCHANGING SHARES...........................52
         RETIREMENT CLASS SHARES..............................................52
                  HOW TO PURCHASE SHARES......................................52
                  HOW TO EXCHANGE SHARES......................................54
                  HOW TO REDEEM SHARES........................................55
                  OTHER INVESTOR INFORMATION..................................56

                  ELECTRONIC PROSPECTUSES.....................................57
         INSTITUTIONAL CLASS SHARES...........................................57
                  HOW TO PURCHASE SHARES......................................57
                  HOW TO REDEEM SHARES........................................59
                  HOW TO EXCHANGE SHARES......................................60
                  OTHER INVESTOR INFORMATION..................................60
         RETAIL CLASS SHARES..................................................61
                  TYPES OF ACCOUNTS...........................................61
                  HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS......62
                  POINTS TO REMEMBER FOR ALL PURCHASES........................64
                  HOW TO REDEEM SHARES........................................65
                  HOW TO EXCHANGE SHARES......................................66
                  OTHER INVESTOR INFORMATION:.................................68
ELECTRONIC PROSPECTUSES.......................................................69
GLOSSARY......................................................................69
FINANCIAL HIGHLIGHTS..........................................................70

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

The twenty-three Funds offered by the TIAA-CREF Institutional Mutual Funds are divided into three general types:

o Nineteen EQUITY FUNDS that invest primarily in equity securities. The Equity Funds consist of four subcategories of Equity Funds reflecting different investment management techniques. They are:

         o    ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY:

                           Growth Equity Fund
                           Growth & Income Fund
                           International Equity Fund
                           Large-Cap Value Fund
                           Mid-Cap Growth Fund
                           Mid-Cap Value Fund

         o    ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:

                           Small-Cap Equity Fund

          o   EQUITY INDEX FUNDS:

                           Large-Cap Growth Index Fund
                           Large-Cap Value Index Fund
                           Equity Index Fund
                           S&P 500 Index Fund
                           Mid-Cap Growth Index Fund
                           Mid-Cap Value Index Fund
                           Mid-Cap Blend Index Fund
                           Small-Cap Growth Index Fund
                           Small-Cap Value Index Fund
                           Small-Cap Blend Index Fund
                           International Equity Index Fund

         o    SPECIALTY EQUITY FUNDS:

                           Social Choice Equity Fund

o The REAL ESTATE SECURITIES FUND, which invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

o    Two FIXED INCOME FUNDS that primarily invest in fixed-income securities:

                           Bond Fund
                           Inflation-Linked Bond Fund

o The MONEY MARKET FUND, which invests primarily in high-quality, short-term money market instruments.

GENERAL INFORMATION ABOUT THE FUNDS

This Prospectus describes the twenty-three Funds offered by the TIAA-CREF Institutional Mutual Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the "Board of Trustees") without shareholder approval. Certain investment restrictions described in the Statement of Additional Information ("SAI") are fundamental and may only be changed with shareholder approval.

The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

Each Fund has a policy of investing at least 80% of its net assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to this policy.

Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

THE EQUITY FUNDS


TIAA-CREF Institutional Mutual Funds consists of nineteen Funds that invest primarily in equity securities. There are four subcategories of Equity Funds:
Active Equity Funds using the Dual Investment Management Strategy, Active Equity Funds using the Quantitative Management Strategy, Equity Index Funds and Specialty Equity Funds.

RISKS OF INVESTING IN THE EQUITY FUNDS
In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. An investment in an Equity Fund will be subject to the following principal investment risks described below:

o MARKET RISK-- The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as MARKET RISK. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore such trends often vary from country to country and region to region.

o COMPANY RISK (often called FINANCIAL RISK)-- The risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value over short or extended periods of time. Therefore, the value of an investment in those Funds that hold equity securities may increase or decrease.

The Funds that make foreign investments are subject to:

o FOREIGN INVESTMENT RISK--The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

     The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

The Funds that are managed according to a growth or value investment style are subject to:

o STYLE RISK--Funds that use either a GROWTH INVESTING or a VALUE INVESTING style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. STYLE RISK, therefore, is the risk that a Fund's GROWTH INVESTING or VALUE INVESTING style falls out of favor with investors for a period of time.

The Equity Index Funds are subject to:

o INDEX RISK. This is the risk that a Fund's performance will not match its index for any period of time. Although each Equity Index Fund attempts to closely track the investment performance of its respective index, an Equity Index Fund may not duplicate the exact composition of its index. In addition, unlike a Fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Equity Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Equity Index Funds can guarantee that its performance will match its index for any period of time.


In addition to the principal investment risks set forth above, special risks associated with a particular Active Equity Fund using the Dual Investment Management Strategy(R) are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.


NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.


ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)

DUAL INVESTMENT MANAGEMENT STRATEGY(R)
The Dual Investment Management Strategy(R) seeks to achieve higher returns over each Fund's benchmark index, while attempting to maintain a risk profile for each Fund similar to its benchmark index.


Each Fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each Fund's benchmark.


The Dual Investment Management Strategy(R) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.


o Certain team members focus on active stock selection within the Fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

o Other team members use quantitative analysis to build an overall portfolio that incorporates recommendations of the active team managers, staying within the Fund's guidelines for relative risk versus the benchmark. The quantitative team managers may also attempt to outperform the benchmark indices by over- or under-weighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring models.


Using the Dual Investment Management Strategy(R), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the Funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The Growth Equity, Growth & Income, International Equity, Large-Cap Value, Mid-Cap Growth and Mid-Cap Value Funds use TIAA-CREF's Dual Investment Management Strategy(R).


GROWTH EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.


PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark, the Russell 1000(R) Growth Index (Russell 1000 is a trademark and a service mark of the FranK Russell Company). The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.


SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk and foreign investment risk. It is also subject to special risks of investing in growth stocks. Funds investing in securities of large companies also have the risk that these companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund's performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund's benchmark index.

GROWTH & INCOME FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.


PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in income-producing equity securities. The Fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The Fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark, the Standard & Poor's 500 ("S&P 500") Index. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.


SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk, modest foreign investment risk and income risk. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund's benchmark index.

INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.


PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the Fund's country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the Fund's sector and country exposure against the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index (the "MSCI EAFE Index"), in order to control risk.

The Fund looks for companies of all sizes with:

o     sustainable earnings growth
o     focused management with successful track records
o     unique and easy-to-understand franchises (brands)
o stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects
o     consistent generation of free cash flow


Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.


SPECIAL INVESTMENT RISKS: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. While the Fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the MSCI EAFE Index. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund's benchmark index.

LARGE-CAP VALUE FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.


PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of large domestic companies, as defined by the Fund's benchmark index (the Russell 1000 Value Index), that appear undervalued by the market based on our evaluation of their potential worth.


The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

     o    analyses of previous historical valuations of the same security;

     o valuations of comparable securities in the same sector or the overall market;

     o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

     o    free cash flow generated by the company.


The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.


SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP GROWTH FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.


PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Growth Index), that present the opportunity for growth.

The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and those that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or special situations.


We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.


SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. The Fund also is subject to substantial style risk in that growth investing may fall out of favor with investors. In addition, stocks of medium-sized companies entail greater risk and are usually more volatile than the shares of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. The stocks of "growth" oriented companies can be volatile for similar reasons. Because the value of "growth" companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP VALUE FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.


PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Value Index), that appear undervalued by the market based on our evaluation of their potential worth.


The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

     o    analyses of previous historical valuations of the same security;

     o valuations of comparable securities in the same sector or the overall market;
     o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and
     o    free cash flow generated by the company.

We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth.


The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.


SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Equity securities that we believe undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. In addition, equity securities of medium-sized companies entail greater risk and are usually more volatile than those of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund's benchmark index.

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY


QUANTITATIVE MANAGEMENT STRATEGY
TIAA-CREF's Quantitative Management Strategy works differently from either the Dual Investment Management Strategy(R) or indexing in how it builds a portfolio of stocks. Essentially, quantitative management uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the Fund invests. These models typically weight many different variables, including:


o        the valuation of the individual stock versus the market or its peers;
o        future earnings and sustainable growth prospects; and
o        the price and volume trends of the stock

The score, combined with additional inputs listed below, are used to form the portfolio.

o       weightings of the stock, and its corresponding sector, in the benchmark;
o       correlations between the performance of the stocks in the universe; and
o       trading costs

Overall, the goal of TIAA-CREF's quantitative management area is to build a portfolio of stocks that adds return versus the Fund's stated benchmark index, while also managing the relative risk of the Fund versus its benchmark.

SMALL-CAP EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Quantitative Management Strategy and invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

The Fund seeks to add incremental return over its stated benchmark, the Russell 2000 Index, while also managing the relative risk of the Fund versus its benchmark.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk and very substantial company risk. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

EQUITY INDEX FUNDS


Each of the Equity Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly traded stocks, as represented by a broad stock market index. The Equity Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. These Funds do NOT use either the Dual Investment Management Strategy(R) or the Quantitative Management Strategy. Each of these Funds is described below.

PRINCIPAL INVESTMENT STRATEGY: Each Equity Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund invests substantially all of its net assets in equity securities selected to track a designated broad stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund's ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Equity Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

SPECIAL INVESTMENT RISKS: Each Equity Index Fund is subject to substantial market and index risk as well as modest company risk. Although each Equity Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index. Therefore, none of the Equity Index Funds can guarantee that its performance will match its index for any period of time.

WHO MAY WANT TO INVEST: Each of the Equity Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

The index for each Equity Index Fund is shown in the table below. These indices are described in detail below in "More About Benchmark and Other Indices".

EQUITY INDEX FUND                              INDEX

Large-Cap Growth Index Fund                    Russell 1000 Growth Index

Large-Cap Value Index Fund                     Russell 1000 Value Index

Equity Index Fund                              Russell 3000 Index

S&P 500 Index Fund                             S&P 500 Index

Mid-Cap Growth Index Fund                      Russell Midcap Growth Index

Mid-Cap Value Index Fund                       Russell Midcap Value Index

Mid-Cap Blend Index Fund                       Russell Midcap Index

Small-Cap Growth Index Fund                    Russell 2000 Growth Index

Small-Cap Value Index Fund                     Russell 2000 Value Index

Small-Cap Blend Index Fund                     Russell 2000 Index

International Equity Index Fund                MSCI EAFE Index

LARGE-CAP GROWTH INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

FUND BENCHMARK:  RUSSELL 1000 GROWTH INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Large-Cap Growth Index Fund is subject to style risk in that growth investing may fall out of favor with investors. The value of equity securities of "growth" oriented companies can fluctuate substantially for similar reasons. In addition, because the value of "growth" companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

LARGE-CAP VALUE INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

FUND BENCHMARK:  RUSSELL 1000 VALUE INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Large-Cap Value Index Fund is subject to style risk in that value investing may fall out of favor with investors. Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

EQUITY INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

FUND BENCHMARK:  RUSSELL 3000 INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Equity Index Fund is subject to more than moderate company risk. The prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded.

S&P 500 INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

FUND BENCHMARK:  S&P 500 INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: An investment in securities of larger companies carries with it the risk that the company (and its earnings) may grow more slowly than the economy as whole or not at all. Similarly, larger companies offer fewer opportunities to identify securities that the market undervalues or misprices. Also, larger companies have a greater tendency than smaller ones to fall out of favor with the investing public for reasons unrelated to their business or economic fundamentals.

MID-CAP GROWTH INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

FUND BENCHMARK:  RUSSELL MIDCAP GROWTH INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Growth Index Fund is subject to style risk in that growth investing may fall out of favor with investors. In addition, equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies. The value of equity securities of "growth" oriented companies can fluctuate substantially for similar reasons. In addition, because the value of "growth" companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

MID-CAP VALUE INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

FUND BENCHMARK:  RUSSELL MIDCAP VALUE INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Value Index Fund is subject to style risk in that value investing may fall out of favor with investors. Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. In addition, equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.

MID-CAP BLEND INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

FUND BENCHMARK:  RUSSELL MIDCAP INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Blend Index Fund is subject to more than modest company risk. Equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.

SMALL-CAP GROWTH INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

FUND BENCHMARK:  RUSSELL 2000 GROWTH INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Growth Index Fund is subject to very substantial company risk and to style risk in that growth investing may fall out of favor with investors. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

The value of equity securities of "growth" oriented companies can fluctuate substantially for similar reasons. In addition, because the value of "growth" companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

SMALL-CAP VALUE INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

FUND BENCHMARK:  RUSSELL 2000 VALUE INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Value Index Fund is subject to very substantial company risk and to style risk in that value investing may fall out of favor with investors. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

SMALL-CAP BLEND INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

FUND BENCHMARK:  RUSSELL 2000 INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Blend Index Fund is subject to very substantial company risk in that it is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

INTERNATIONAL EQUITY INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

FUND BENCHMARK:  MSCI EAFE INDEX.

ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the International Equity Index Fund is subject to very substantial foreign investment risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging countries.

SPECIALTY EQUITY FUNDS

TIAA-CREF Institutional Mutual Funds consists of the following Specialty Equity
Fund: the Social Choice Equity Fund.

SOCIAL CHOICE EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the Fund's social criteria. It does this by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI"),1 which is a

--------
1 The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. KLD Research & Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT subset of companies in the Russell 3000 Index screened to eliminate companies that do not meet certain "social" criteria. In this way, the Fund's portfolio approaches the overall investment characteristics of the Russell 3000 Index.

Companies that are currently excluded from the BMSI include:

o Companies that derive any revenues from the manufacture of alcohol or tobacco products;
o    Companies that derive any revenues from gambling;
o Companies that derive significant revenues from the production of military weapons; and
o Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

o Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

o Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

o Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.

----------
LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

KLD Broad Market Social IndexSM is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company ("FRC"). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2003, the BMSI comprised approximately 2,380 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.


The Fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its total assets in foreign investments.

SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk, moderate index risk and moderate foreign investment risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don't use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain "social" criteria.

REAL ESTATE SECURITIES FUND

RISKS OF INVESTING IN THE REAL ESTATE SECURITIES FUND
An investment in the Real Estate Securities Fund will be subject to the following principal investment risks described below:

o MARKET RISK-- An investment in the Real Estate Securities Fund will be subject to MARKET RISK, which is described above on page ___.

o COMPANY RISK (often called FINANCIAL RISK)-- An investment in the Real Estate Securities Fund will be subject to COMPANY RISK, which is described above on page ___.

To the extent that the Real Estate Securities Fund invests in fixed-income securities, an investment in the Real Estate Securities Fund will be subject to the principal investment risks associated with the Fixed-Income Funds (namely, INCOME VOLATILITY, CREDIT RISK, INTEREST RATE RISK and PREPAYMENT RISK AND EXTENSION RISK), which are described below on page ___.

In addition to the principal investment risks set forth above, special risks associated with the Real Estate Securities Fund are discussed in the following Fund summary. The use of a particular benchmark index by the Real Estate Securities Fund is not a fundamental policy and can be changed.

NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.

REAL ESTATE SECURITIES FUND
INVESTMENT OBJECTIVE: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry and is not diversified (see "Special Investment Risks" below).

An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Wilshire Real Estate Securities Index.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk, income risk, substantial market risk and very substantial company risk. It is also subject to risks arising from the fact that, unlike the other Funds, it is not a diversified investment company. As a "non-diversified" investment company, the Fund can invest in fewer individual companies than a diversified company. Because it concentrates its investments in only one industry and often holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

FIXED-INCOME FUNDS

TIAA-CREF Institutional Mutual Funds consists of two Funds that primarily invest in fixed-income securities: the Bond Fund and the Inflation-Linked Bond Fund.

RISKS OF INVESTING IN THE FIXED-INCOME FUNDS
An investment in a Fixed-Income Fund will be subject to the following principal investment risks described below:

o INCOME VOLATILITY--INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of INCOME VOLATILITY is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

o CREDIT RISK (a type of COMPANY RISK)--The risk that a decline in a company's financial position may prevent it from making principal and interest payments on fixed-income securities when due. CREDIT RISK relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.

o INTEREST RATE RISK (a type of MARKET RISK)--The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security's yield.

o PREPAYMENT RISK AND EXTENSION RISK--PREPAYMENT RISK AND EXTENSION RISK are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (PREPAYMENT RISK) or lengthen (EXTENSION RISK). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

In addition to the principal investment risks set forth above, special risks associated with a particular Fixed-Income Fund are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.

BOND FUND
INVESTMENT OBJECTIVE: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.


PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in investment grade bonds and other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We don't rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers Aggregate Bond Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The Fund is managed to maintain a duration that is similar to the Lehman Brothers Aggregate Bond Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2002, the duration of the Lehman Brothers Aggregate Bond Index was 3.79 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

The Bond Fund's investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

The Fund may use an investment strategy called "mortgage rolls" (also referred to as "dollar rolls"), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon Advisors' ability to predict correctly mortgage prepayments and interest rates.

The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. The duration-neutral relative value trading strategy is designed to enhance the Fund's returns but increases the Fund's portfolio turnover rate.

SPECIAL INVESTMENT RISKS: The Fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

Under the Fund's mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

Securities originally rated "investment grade" are sometimes downgraded later on, should a ratings agency like Moody's or S&P believe the issuer's business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the Fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

Also, the Fund may experience high portfolio turnover, which can have a negative impact on the Fund's performance.

WHO MAY WANT TO INVEST: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

INFLATION-LINKED BOND FUND
INVESTMENT OBJECTIVE: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in inflation-indexed bonds - fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities ("TIIS"). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a "real" rate of interest (I.E., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers ("CPI-U"). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be "stripped" or sold separately. The Fund can buy or sell either component.

The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund's investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.


The Fund is managed to maintain a duration that is similar to its benchmark index, the Salomon Smith Barney Inflation-Linked Bond Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2002, the duration of the Salomon Smith Barney Inflation-Linked Bond Index was 9.48 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund will invest in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of domestic inflation-indexed bonds.


The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated below investment grade. The benchmark index for the Fund is the Salomon Smith Barney Inflation-Linked Bond Index.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market's inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in "Taxes." As with any mutual fund, you can lose money by investing in this Fund.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest "real" rate of return (I.E., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a "value preservation" option.

MONEY MARKET FUND

TIAA-CREF Institutional Mutual Funds consists of one Fund that primarily invests in high-quality, short-term money market instruments. This Fund is described below.

MONEY MARKET FUND
INVESTMENT OBJECTIVE: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The benchmark index for the Fund is the iMoneyNet Money Fund Report Average - All Taxable.

SPECIAL INVESTMENT RISKS: The principal risk of investing in the Money Market Fund is CURRENT INCOME RISK--that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to MARKET RISK and COMPANY RISK, which are described above on page ___, and INCOME volatility, INTEREST RATE RISK and PREPAYMENT RISK AND EXTENSION RISK, which are described above on page ___. The use of the Money Market Fund's benchmark index by a Fund is not a fundamental policy and can be changed. No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST: The Fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

PAST PERFORMANCE


The bar charts and performance table help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts present information for the Institutional Class shares of the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, the Equity Index Fund, the Social Choice Equity Fund, the Bond Fund and the Money Market Fund only, because the other Funds comprising the TIAA-CREF Institutional Mutual Funds were formed in 2002 and thus do not have annual returns for at least one calendar year. The bar charts and performance table also do not present information about Retirement Class and Retail Class shares because shares of the Retirement Class and Retail Class were not available during the time periods shown. The bar charts show each Fund's performance, before taxes, in 2000, 2001 and 2002, and below each chart we note each Fund's best and worst returns for a calendar quarter since 2000. The performance table following the charts shows each Fund's returns (before and after taxes) over the 2002 calendar year and since inception for the Institutional Class shares only, and how those returns compare to those of broad-based securities market indexes. The performance returns included in the bar charts and performance table for the periods shown below reflect an agreement by Teachers Advisors, Inc. ("Advisors"), the Fund's investment advisor, no longer in effect, to: (1) waive a portion of the investment management fees payable to Advisors for services it provided to the funds under the investment management agreement, and (2) reimburse the funds so that "other expenses", which do not include investment management fee expenses, do not exceed, annually, a certain percentage of each fund's average daily net assets. How the Funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

GROWTH EQUITY FUND

                           [bar chart]


                           -20.34%          -22.88%             -29.91%
                           2000             2001                 2002

Best quarter: 15.69%, for the quarter ended December 31, 2001. Worst quarter:
-22.50%, for the quarter ended March 31, 2001. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 7.32%.


GROWTH & INCOME FUND

                           [bar chart]


                           -7.94%           -12.79%             -24.01%
                           2000             2001                2002

Best quarter: 10.79%, for the quarter ended December 31, 2001. Worst quarter:
-16.46%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 7.26%.

INTERNATIONAL EQUITY FUND


                           [bar chart]


                           -19.14%          -23.07%             -14.77%
                           2000             2001                2002

Best quarter: 7.21%, for the quarter ended December 31, 2001. Worst quarter:
-19.39%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 6.59%.


EQUITY INDEX FUND

                           [bar chart]


                           -7.74%           -11.40%             -21.62%
                           2000             2001                2002

Best quarter: 11.57%, for the quarter ended December 31, 2001. Worst quarter:
-17.24%, for the quarter ended December 31, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 8.02%.

SOCIAL CHOICE EQUITY FUND

                           [bar chart]


                           -6.64%           -12.54%             -20.72%
                           2000             2001                2002

Best quarter: 10.23%, for the quarter ended December 31, 2001. Worst quarter:
-16.32%, for the quarter ended September 30, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 8.34%.


BOND FUND
                           [bar chart]


                           11.71%           8.20%               10.65%
                           2000             2001                2002

Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter:
-0.37%, for the quarter ended December 31, 2001. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 1.59%.


MONEY MARKET FUND

                           [bar chart]


                           6.45%            4.09%               1.68%
                           2000             2001                2002

Best quarter: 1.65%, for the quarter ended December 31, 2000. Worst quarter:
0.40%, for the quarter ended December 31, 2002. The Fund's performance for the period of October 1, 2002 to December 31, 2002 was 0.40%.

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES (BEFORE AND AFTER TAXES)


                                                                  ONE YEAR             SINCE INCEPTION
                                                            (JANUARY 1, 2002 TO       (JULY 1, 1999 TO
                                                             DECEMBER 31, 2002)      DECEMBER 31, 2002)
---------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
     Return Before Taxes                                          -29.91%                  -17.40%
     Return After Taxes on Distributions                          -30.45%                  -17.77%
     Return After Taxes on Distributions and Sale of              -18.37%                  -13.20%
         Fund Shares
     Russell 1000 Growth Index                                    -27.89%                  -16.29%
     Russell 3000 Growth Index                                    -28.04%                  -15.99%

GROWTH & INCOME FUND
     Return Before Taxes                                          -24.01%                  -11.17%
     Return After Taxes on Distributions                          -24.37%                  -11.64%
     Return After Taxes on Distributions and Sale of              -14.73%                   -8.77%
         Fund Shares
     S&P 500 Index                                                -22.10%                  -10.72%

INTERNATIONAL EQUITY FUND
     Return Before Taxes                                          -14.77%                   -6.64%
     Return After Taxes on Distributions                          -15.23%                   -7.29%
     Return After Taxes on Distributions and Sale of               -8.99%                   -5.34%
         Fund Shares
     MSCI EAFE Index                                              -15.64%                   -9.91%

EQUITY INDEX FUND
     Return Before Taxes                                          -21.62%                   -9.90%
     Return After Taxes on Distributions                          -21.88%                  -10.31%
     Return After Taxes on Distributions and Sale of              -13.24%                   -7.82%
         Fund Shares
     Russell 3000 Index                                           -21.54%                   -9.75%

SOCIAL CHOICE EQUITY FUND
     Return Before Taxes                                          -20.72%                  -10.06%
     Return After Taxes on Distributions                          -21.14%                  -10.64%
     Return After Taxes on Distributions and Sale of              -12.73%                   -8.04%
         Fund Shares
     Russell 3000 Index                                           -21.54%                   -9.75%
     S&P 500 Index                                                -22.10%                  -10.72%

BOND FUND
     Return Before Taxes                                           10.65%                    8.83%
     Return After Taxes on Distributions                            8.29%                    6.02%
     Return After Taxes on Distributions and                        6.52%                    5.67%

                                                                    ONE YEAR              SINCE INCEPTION
                                                              (JANUARY 1, 2002 TO        (JULY 1, 1999 TO
                                                               DECEMBER 31, 2002)       DECEMBER 31, 2002)
------------------------------------------------------------------------------------------------------------

         Sale of Fund Shares
     Lehman Brothers Aggregate Bond Index                           10.26%                     8.75%

MONEY MARKET FUND
     Return Before Taxes                                             1.68%                     4.25%
     iMoneyNet Money Fund Report Average - All Taxable               1.28%                     3.78%
------------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

The table only presents the after-tax returns of the Institutional Class shares. After-tax returns of Retirement Class and Retail Class shares will vary.

The benchmark indices reflect no deductions for fees, expenses or taxes.

On July 1, 2002, the Social Choice Equity Fund began to use the Russell 3000 Index as its benchmark index. Prior to that date, the benchmark index for the Social Choice Equity Fund was the S&P 500 Index Fund. Because the Social Choice Equity Fund began investing in the KLD BMSI, a socially screened subset of companies in the Russell 3000 Index, the Social Choice Equity Fund believed it was more appropriate to use the Russell 3000 Index, as opposed to the S&P 500 Index, as its benchmark index.


On October 1, 2002, the Growth Equity Fund's benchmark was changed to the Russell 1000(R) Growth Index. Prior to that date, the benchmark index for the Growth Equity Fund was the Russell 3000 Growth Index. Because the Growth Equity Fund generally invests in large-cap growth securities, the Growth Equity Fund believes it is more appropriate to use the Russell 1000(R) Growth Index, as opposed to the Russell 3000(R) Growth Index, as its benchmark index.


For the Money Market Fund's most current 7-day yield, please call us at 800 897-9069.

FEES AND EXPENSES

The Funds offer three different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

FEES AND EXPENSES FOR THE RETIREMENT CLASS SHARES

The following tables describe the fees and expenses that you pay if you buy and hold Retirement Class shares of the Funds:

SHAREHOLDER FEES (DEDUCTED DIRECTLY                                                                  RETIREMENT
FROM GROSS AMOUNT OF TRANSACTION)                                                                       CLASS
Maximum Sales Charge Imposed on Purchases (percentage of offering price)                                 0%
Maximum Deferred Sales Charge                                                                            0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions                             0%
Redemption Fee                                                                                           0%
Exchange Fee                                                                                             0%
Maximum Account Fee                                                                                      0%

                            ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------
                                                                                                        Total Annual
                                       Manage-                Distribution                              Fund
                                       ment                   (12b-1)               Other               Operating
                                       Fees                   Fees(1)               Expenses            Expenses
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                   0.08%                  0.04%                 0.31%               0.43%
International Equity Fund              0.09%                  0.04%                 0.37%               0.50%
Large-Cap Value Fund                   0.08%                  0.04%                 0.31%               0.43%
Mid-Cap Growth Fund                    0.08%                  0.04%                 0.31%               0.43%
Mid-Cap Value Fund                     0.08%                  0.04%                 0.31%               0.43%
Small-Cap Equity Fund                  0.08%                  0.04%                 0.31%               0.43%
Large-Cap Growth Index Fund            0.04%                  0.04%                 0.29%               0.37%
Large-Cap Value Index Fund             0.04%                  0.04%                 0.29%               0.37%
S&P 500 Index Fund                     0.04%                  0.04%                 0.29%               0.37%
Mid-Cap Growth Index Fund              0.04%                  0.04%                 0.29%               0.37%
Mid-Cap Value Index Fund               0.04%                  0.04%                 0.29%               0.37%
Mid-Cap Blend Index Fund               0.04%                  0.04%                 0.29%               0.37%
Small-Cap Growth Index Fund            0.04%                  0.04%                 0.29%               0.37%
Small-Cap Value Index Fund             0.04%                  0.04%                 0.29%               0.37%
Small-Cap Blend Index Fund             0.04%                  0.04%                 0.29%               0.37%
International Equity Index Fund        0.04%                  0.04%                 0.36%               0.44%
Social Choice Equity Fund              0.04%                  0.04%                 0.29%               0.37%
Real Estate Securities Fund            0.09%                  0.04%                 0.31%               0.44%

(1) The Funds have adopted distribution plans pursuant to 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") that permits Retirement Class shares to reimburse Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of TIAA and principal underwriter for the Funds, for certain promotional expenses of selling Retirement Class shares in an amount up to 0.04% of the net asset value of the shares on an annual basis.

EXAMPLE

The following example is intended to help you compare the cost of investing in Retirement Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 Year              3 Years
------------------------------------------------------------------------------
Growth & Income Fund                              $44                 $138
International Equity Fund                         $51                 $160
Large-Cap Value Fund                              $44                 $138
Mid-Cap Growth Fund                               $44                 $138
Mid-Cap Value Fund                                $44                 $138
Small-Cap Equity Fund                             $44                 $138
Large-Cap Growth Index Fund                       $38                 $119
Large-Cap Value Index Fund                        $38                 $119
S&P 500 Index Fund                                $38                 $119
Mid-Cap Growth Index Fund                         $38                 $119
Mid-Cap Value Index Fund                          $38                 $119
Mid-Cap Blend Index Fund                          $38                 $119
Small-Cap Growth Index Fund                       $38                 $119
Small-Cap Value Index Fund                        $38                 $119
Small-Cap Blend Index Fund                        $38                 $119
International Equity Index Fund                   $45                 $141
Social Choice Equity Fund                         $38                 $119
Real Estate Securities Fund                       $45                 $141

FEES AND EXPENSES FOR THE INSTITUTIONAL CLASS SHARES

The following tables describe the fees and expenses that you pay if you buy and hold Institutional Class shares of the Funds:

SHAREHOLDER FEES (DEDUCTED DIRECTLY                                                                 INSTITUTIONAL
FROM GROSS AMOUNT OF TRANSACTION)                                                                       CLASS
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (percentage of offering price)                                 0%
Maximum Deferred Sales Charge                                                                            0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions                             0%
Redemption Fee                                                                                           0%
Exchange Fee                                                                                             0%
Maximum Account Fee                                                                                      0%

           ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                       Total
                                                                       Annual
                                    Manage-                            Fund
                                    ment              Other            Operating
                                    Fees              Expenses         Expenses
--------------------------------------------------------------------------------
  Growth Equity Fund                0.08%             0.06%            0.14%
  Growth & Income Fund              0.08%             0.06%            0.14%
  International Equity Fund         0.09%             0.11%            0.20%
  Large-Cap Value Fund              0.08%             0.06%            0.14%
  Mid-Cap Growth Fund               0.08%             0.06%            0.14%
  Mid-Cap Value Fund                0.08%             0.06%            0.14%
  Small-Cap Equity Fund             0.08%             0.06%            0.14%
  Large-Cap Growth Index Fund       0.04%             0.04%            0.08%
  Large-Cap Value Index Fund        0.04%             0.04%            0.08%
  Equity Index Fund                 0.04%             0.04%            0.08%
  S&P 500 Index Fund                0.04%             0.04%            0.08%
  Mid-Cap Growth Index Fund         0.04%             0.04%            0.08%
  Mid-Cap Value Index Fund          0.04%             0.04%            0.08%
  Mid-Cap Blend Index Fund          0.04%             0.04%            0.08%
  Small-Cap Growth Index Fund       0.04%             0.04%            0.08%
  Small-Cap Value Index Fund        0.04%             0.04%            0.08%
  Small-Cap Blend Index Fund        0.04%             0.04%            0.08%
  International Equity Index Fund   0.04%             0.11%            0.15%
  Social Choice Equity Fund         0.04%             0.04%            0.08%
  Real Estate Securities Fund       0.09%             0.06%            0.15%
  Bond Fund                         0.08%             0.06%            0.14%
  Inflation-Linked Bond Fund        0.09%             0.05%            0.14%
  Money Market Fund                 0.04%             0.05%            0.09%

EXAMPLE

The following example is intended to help you compare the cost of investing in Institutional Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     1 Year           3 Years          5 Years          10 Years
------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                                    $14               $45              $79              $179
Growth & Income Fund                                  $14               $45              $79              $179
International Equity Fund                             $20               $64              $113             $255
Large-Cap Value Fund                                  $14               $45              N/A              N/A
Mid-Cap Growth Fund                                   $14               $45              N/A              N/A
Mid-Cap Value Fund                                    $14               $45              N/A              N/A
Small-Cap Equity Fund                                 $14               $45              N/A              N/A
Large-Cap Growth Index Fund                           $ 8               $26              N/A              N/A
Large-Cap Value Index Fund                            $ 8               $26              N/A              N/A
Equity Index Fund                                     $ 8               $26              $45              $103
S&P 500 Index Fund                                    $ 8               $26              N/A              N/A
Mid-Cap Growth Index Fund                             $ 8               $26              N/A              N/A
Mid-Cap Value Index Fund                              $ 8               $26              N/A              N/A
Mid-Cap Blend Index Fund                              $ 8               $26              N/A              N/A
Small-Cap Growth Index Fund                           $ 8               $26              N/A              N/A
Small-Cap Value Index Fund                            $ 8               $26              N/A              N/A
Small-Cap Blend Index Fund                            $ 8               $26              N/A              N/A
International Equity Index Fund                       $15               $48              N/A              N/A
Social Choice Equity Fund                             $ 8               $26              $45              $103
Real Estate Securities Fund                           $15               $48              N/A              N/A
Bond Fund                                             $14               $45              $79              $179
Inflation-Linked Bond Fund                            $14               $45              N/A              N/A
Money Market Fund                                     $ 9               $29              $51              $115

FEES AND EXPENSES FOR THE RETAIL CLASS SHARES

The following tables describe the fees and expenses that you pay if you buy and hold Retail Class shares of the Funds:

SHAREHOLDER FEES (DEDUCTED DIRECTLY                                                                    RETAIL
FROM GROSS AMOUNT OF TRANSACTION)                                                                       CLASS
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (percentage of offering price)                                 0%
Maximum Deferred Sales Charge                                                                            0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions                             0%
Redemption Fee                                                                                           0%
Exchange Fee                                                                                             0%
Maximum Annual Account Fee                                                                              $25(1)


1 This low-balance fee is assessed annually on a unique fund-account registration basis. By our definition, 'Account' refers to each unique fund-account registration owned by a shareholder. As such, each account with a balance below $1,500, will be charged a low-balance fee of $25. The low-balance fee is waived for investors who either have $50,000 or more invested in a TIAA-CREF mutual fund or annuity contract or who have set up an Automatic Investment Program (AIP) of at least $100 per month, per unique fund-account registration. (See page __).



                            ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------
                                                                                                    Total
                                                                                                    Annual
                                                                  Management                        Fund
                                                                  Fees             Other            Operating
                                                                                   Expenses         Expenses
------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                                                   0.08%            0.36%             0.44%
Mid-Cap Growth Fund                                                    0.08%            0.36%             0.44%
Mid-Cap Value Fund                                                     0.08%            0.36%             0.44%
Small-Cap Equity Fund                                                  0.08%            0.22%             0.30%
Real Estate Securities Fund                                            0.09%            0.36%             0.45%
Inflation-Linked Bond Fund                                             0.09%            0.21%             0.30%

EXAMPLE

The following example is intended to help you compare the cost of investing in Retail Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                     1 Year           3 Years
-------------------------------------------------------------------------------
Large-Cap Value Fund                                  $45              $141
Mid-Cap Growth Fund                                   $45              $141
Mid-Cap Value Fund                                    $45              $141
Small-Cap Equity Fund                                 $31              $ 97
Real Estate Securities Fund                           $46              $144
Inflation-Linked Bond Fund                            $31              $ 97

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

GROWTH INVESTING. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer's earnings (I.E., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

VALUE INVESTING. This is a portfolio management style that typically involves seeking securities that:

     o Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

     o Can be acquired for less than what one believes is the issuer's potential value; and

     o    Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer's potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARK AND OTHER INDICES

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY


GROWTH EQUITY FUND
The benchmark index for the GROWTH EQUITY FUND is the Russell 1000 Growth Index. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2002, the market capitalization of companies in the Russell 1000 Growth Index ranged from $190 million to $280 billion, with a mean market capitalization of $10.9 billion and a median market capitalization of $2.9 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 1000 Growth Index is not a mutual fund and you cannot invest directly in the index.


GROWTH & INCOME FUND
The benchmark index for the GROWTH & INCOME FUND is the S&P 500 Index. The S&P 500 Index is a market capitalization-weighted index of the 500 largest capitalized stocks in the U.S. that is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, transportation and financial companies of the U.S. markets. The index represents over 75% of the New York Stock Exchange ("NYSE") market capitalization and 15% of NYSE issues. Standard & Poor's determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time. The S&P 500 Index is not a mutual fund and you cannot invest directly in the index.

INTERNATIONAL EQUITY FUND
The benchmark index for the INTERNATIONAL EQUITY FUND is the MSCI EAFE Index. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America - in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time. The MSCI EAFE Index is not a mutual fund and you cannot invest directly in the index.


LARGE-CAP VALUE FUND
The benchmark for LARGE-CAP VALUE FUND is the Russell 1000 Value Index. The Russell 1000 Value Index is a subset of the Russell 1000 Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2002, the market capitalization of companies in the Russell 1000 Value Index ranged from $190 million to $237 billion, with a mean market capitalization of $8 billion and a median market capitalization of $2.6 billion. The market capitalization ranges and overall risk and return profile of the Fund are likely to be roughly comparable to the Fund's Russell 1000 Value Index benchmark.

MID-CAP GROWTH FUND
The benchmark for the MID-CAP GROWTH FUND is the Russell Midcap Growth Index. The Russell Midcap Growth Index is a subset of the Russell Midcap Index which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2002, the market capitalization of companies in the Russell Midcap Growth Index ranged from $190 million to $13.3 billion, with a mean market capitalization of $3 billion and a median market capitalization of $2.2 billion. The market capitalization ranges and overall risk and return profile of the Fund are likely to be roughly comparable to the Fund's Russell Midcap Growth Index benchmark.

MID-CAP VALUE FUND
The benchmark for the MID-CAP VALUE FUND is the Russell Midcap Value Index. The Russell Midcap Value Index is a subset of the Russell Midcap Index which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2002, the market capitalization of companies in the Russell Midcap Value Index ranged from $190 million to $10.2 billion, with a mean market capitalization of $2.8 billion and a median market capitalization of $2.1 billion. The market capitalization ranges and overall risk and return profile of the Fund are likely to be roughly comparable to the Fund's Russell Midcap Value Index benchmark.


ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY


SMALL-CAP EQUITY FUND
The benchmark for the SMALL-CAP EQUITY FUND is the Russell 2000 Index. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2002, the market capitalization of companies in the Russell 2000 Index ranged from $10 million to $2.4 billion, with a mean market capitalization of $400 million and a median market capitalization of $310 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time. The Russell 2000 Index is not a mutual fund and you cannot invest directly in the index.


EQUITY INDEX FUNDS

The Equity Index Funds are not promoted, endorsed, sponsored or sold by or affiliated with the companies that maintain their respective index.


LARGE-CAP GROWTH INDEX FUND
The benchmark for the LARGE-CAP GROWTH INDEX FUND is the Russell 1000 Growth Index. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2002, the market capitalization of companies in the Russell 1000 Growth Index ranged from $190 million to $280 billion, with a mean market capitalization of $10.9 billion and a median market capitalization of $2.9 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 1000 Growth Index is not a mutual fund and you cannot invest directly in the index.

LARGE-CAP VALUE INDEX FUND
The benchmark for the LARGE-CAP VALUE INDEX FUND is the Russell 1000 Value Index. The Russell 1000 Value Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index represents those Russell 1000 Index securities with lower relative forecasted growth rates and price/book ratios. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and higher growth rates, including sectors such as financial services and energy. As of December 31, 2002, the market capitalization of companies in the Russell 1000 Value Index ranged from $190 million to $237 billion, with a mean market capitalization of $8 billion and a median market capitalization of $2.6 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 1000 Value Index is not a mutual fund and you cannot invest directly in the index.

EQUITY INDEX FUND
The benchmark for the EQUITY INDEX FUND is the Russell 3000(R) Index. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2002, the market capitalization of companies in the Russell 3000 Index ranged from $10 million to $280 billion, with a mean market capitalization of $3.4 billion and a median market capitalization of $550 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.


S&P 500 INDEX FUND
The benchmark for the S&P 500 INDEX FUND is the S&P 500 Index. The S&P 500 Index is a market capitalization-weighted index of the 500 largest capitalized stocks in the U.S. that is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, transportation and financial companies of the U.S. markets. The index represents over 75% of the New York Stock Exchange ("NYSE") market capitalization and 15% of NYSE issues. Standard & Poor's determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time. The S&P 500 Index is not a mutual fund and you cannot invest directly in the index.


MID-CAP GROWTH INDEX FUND
The benchmark for the MID-CAP GROWTH INDEX FUND is the Russell Midcap Growth Index. The Russell Midcap Growth Index is a sub-set of the Russell Midcap Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities of the Russell 1000 Index. The Russell Midcap Growth Index has higher weightings in those 800 Russell Midcap securities with higher relative growth rates and price/book values. The Russell Midcap Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2002, the market capitalization of companies in the Russell Midcap Growth Index ranged from $190 million to $13.3 billion, with a mean market capitalization of $3 billion and a median market capitalization of $2.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell Midcap Growth Index is not a mutual fund and you cannot invest directly in the index.

MID-CAP VALUE INDEX FUND
The benchmark for the MID-CAP VALUE INDEX FUND is the Russell Midcap Value Index. The Russell Midcap Value Index is a sub-set of the Russell Midcap Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities of the Russell 1000 Index. The Russell Midcap Value Index has higher weightings in those 800 Russell Midcap securities with lower relative growth rates and price/book values. The Russell Midcap Value Index has higher weightings in those sectors of the market with typically lower relative valuations and lower growth rates, including sectors such as financial services and energy. As of December 31, 2002, the market capitalization of companies in the Russell Midcap Value Index ranged from $190 million to $10.2 billion, with a mean market capitalization of $2.8 billion and a median market capitalization of $2.1 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell Midcap Value Index is not a mutual fund and you cannot invest directly in the index.

MID-CAP BLEND INDEX FUND
The benchmark for the MID-CAP BLEND INDEX FUND is the Russell Mid-Cap Index. The Russell Mid-Cap Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2002, the market capitalization of companies in the Russell Mid-Cap Index ranged from $190 million to $13.3 billion, with a mean market capitalization of $3 billion and a median market capitalization of $2.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell Mid-Cap Index is not a mutual fund and you cannot invest directly in the index.

SMALL-CAP GROWTH INDEX FUND
The benchmark for the SMALL-CAP GROWTH INDEX FUND is the Russell 2000 Growth Index. The Russell 2000 Growth Index is a sub-set of the Russell 2000 Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2002, the market capitalization of companies in the Russell 2000 Growth Index ranged from $10 million to $2.4 billion, with a mean market capitalization of $410 million and a median market capitalization of $320 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 2000 Growth Index is not a mutual fund and you cannot invest directly in the index.

SMALL-CAP VALUE INDEX FUND
The benchmark for the SMALL-CAP VALUE INDEX FUND is the Russell 2000 Value Index. The Russell 2000 Value Index is a sub-set of the Russell 2000 Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2002, the market capitalization of companies in the Russell 2000 Value Index ranged from $10 million to $2 billion, with a mean market capitalization of $400 million and a median market capitalization of $300 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 2000 Value Index is not a mutual fund and you cannot invest directly in the index.

SMALL-CAP BLEND INDEX FUND
The benchmark for the SMALL-CAP BLEND INDEX FUND is the Russell 2000 Index. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2002, the market capitalization of companies in the Russell 2000 Index ranged from $10 million to $2.4 billion, with a mean market capitalization of $400 million and a median market capitalization of $310 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time. The Russell 2000 Index is not a mutual fund and you cannot invest directly in the index.


INTERNATIONAL EQUITY INDEX FUND
The benchmark for the INTERNATIONAL EQUITY INDEX FUND is the MSCI EAFE Index. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America - in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time. The MSCI EAFE Index is not a mutual fund and you cannot invest directly in the index.

SPECIALTY EQUITY FUNDS


SOCIAL CHOICE EQUITY FUND
The benchmark for the SOCIAL CHOICE EQUITY FUND is the Russell 3000 Index. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2002, the market capitalization of companies in the Russell 3000 Index ranged from $10 million to $280 billion, with a mean market capitalization of $3.4 billion and a median market capitalization of $550 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS

The Equity Funds may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund's investment objective and restrictions.

THE REAL ESTATE SECURITIES FUND

REAL ESTATE SECURITIES FUND
The benchmark for the REAL ESTATE SECURITIES FUND is the Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. Companies in the Wilshire Real Estate Securities Index generally have market capitalizations of at least $100 million, and hold real estate assets with book values of at least $100 million. The market capitalization ranges and overall risk and return profile of the Fund are likely to be roughly comparable to the Fund's benchmark.

The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above in the section entitled "Additional Investment Strategies for the Equity Funds" as well as the investment strategies used by the Fixed-Income Funds that are described below in the section entitled "Additional Investment Strategies for the Fixed Income Funds."

THE FIXED INCOME FUNDS

BOND FUND
The benchmark for the BOND FUND is the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-based securities.

INFLATION-LINKED BOND FUND
The benchmark for the INFLATION-LINKED BOND FUND is the Salomon Smith Barney Inflation-Linked Bond Index. The Salomon Smith Barney Inflation-Linked Bond Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index ("CPI"). To be selected for inclusion in the Salomon Smith Barney Inflation-Linked Bond Index, the securities must have a minimum maturity of one year and a minimum amount outstanding of $1 billion for both entry and exit.

ADDITIONAL INVESTMENT STRATEGIES FOR THE FIXED INCOME FUNDS

The Fixed Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund's investment objective and restrictions.

THE MONEY MARKET FUND

MONEY MARKET FUND
The MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund's assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. WE CAN'T ASSURE YOU THAT WE WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE FOR THIS FUND.

The Fund will invest primarily in:

      (1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

      (2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

      (3) Securities issued by or whose principal and interest are guaranteed by the U.S. Government or one of its agencies or instrumentalities;

      (4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

      (5) Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

      (6) Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

      (7) Asset-backed securities issued by domestic corporations or trusts;

      (8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

      (9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities," that is rated within the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

SHARE CLASSES

TIAA-CREF Institutional Mutual Funds offers the following share classes for investors (a Fund may not offer all classes of shares):

     o Retirement Class shares are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with TIAA-CREF Individual and Institutional Services, Inc. ("Services"), a broker-dealer affiliate of Teachers Insurance and Annuity Association of America ("TIAA") and its companion organization, the College Retirement Equities Fund ("CREF" and, together with TIAA, "TIAA-CREF") in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans. Retirement Class shares also may be offered through custody accounts established by individuals with Services as Individual Retirement Accounts ("IRAs").

     o Institutional Class shares are available for purchase only by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time.

     o    Retail Class shares are offered directly to the investing public.

MANAGEMENT OF THE FUNDS


THE FUNDS' INVESTMENT ADVISER
Teachers Advisors, Inc. ("Advisors") manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2002, Advisors and Investment Management together had $121 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.


Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Advisors, Advisors is entitled to an annual fee for the investment management services it provides to each of the Funds. The annual fees with respect to each Fund are as follows:

                                                     ANNUAL FEE (AS A
                                                PERCENTAGE OF THE AVERAGE
FUND                                          DAILY NET ASSETS OF THE FUND)
--------------------------------------------------------------------------------
Growth Equity Fund                                        0.08%
Growth & Income Fund                                      0.08%
International Equity Fund                                 0.09%
Large-Cap Value Fund                                      0.08%
Mid-Cap Growth Fund                                       0.08%
Mid-Cap Value Fund                                        0.08%
Small-Cap Equity Fund                                     0.08%
Large-Cap Growth Index Fund                               0.04%
Large-Cap Value Index Fund                                0.04%
Equity Index Fund                                         0.04%
S&P 500 Index Fund                                        0.04%
Mid-Cap Growth Index Fund                                 0.04%
Mid-Cap Value Index Fund                                  0.04%
Mid-Cap Blend Index Fund                                  0.04%
Small-Cap Growth Index Fund                               0.04%
Small-Cap Value Index Fund                                0.04%
Small-Cap Blend Index Fund                                0.04%
International Equity Index Fund                           0.04%
Social Choice Equity Fund                                 0.04%
Real Estate Securities Fund                               0.09%
Bond Fund                                                 0.08%
Inflation-Linked Bond Fund                                0.09%
Money Market Fund                                         0.04%

Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund's investments.

OTHER SERVICES

TIAA-CREF Institutional Mutual Funds has entered into a Service Agreement with Advisors, under which Advisors has agreed to provide or arrange for a number of services to the Funds, including transfer agency, dividend disbursing, accounting, administrative and shareholder services. The Funds' compensation to Advisors for these services is reflected as an administrative expense of the Funds. Services that are provided to a particular class of shares are borne only by that class. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Service Agreement.

TIAA-CREF Institutional Mutual Funds has adopted a Distribution Plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Retirement Class shares of the Funds. Under the Distribution Plan, TIAA-CREF Institutional

Mutual Funds may reimburse TPIS for all or part of certain expenses that are incurred in connection with the promotion and distribution of the Retirement Class shares of a Fund, up to an annual rate of 0.04% of the average daily net asset value of such Fund attributable to Retirement Class shares. Fees to be paid with respect to the Funds under the Distribution Plan will be calculated daily and paid monthly. The annual fees payable with respect to the Retirement Class shares of a Fund are intended to reimburse TPIS for expenses it incurs promoting the sale of Retirement Class shares and provide ongoing servicing and maintenance of the accounts of Retirement Class shares, and for providing personal and account maintenance services to Retirement Class shareholders and salaries and other expenses relating to the Retirement Class account servicing efforts. Because the fees are paid out of a Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATING SHARE PRICE

We determine the net asset value ("NAV") per share, or share price, of a Fund on each day the New York Stock Exchange is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on all U.S. national exchanges (generally, 4:00 p.m. Eastern Time) where securities or other investments of a Fund are principally traded. We will not price Fund shares on days that the NYSE is closed. This remains the case for Funds that invest in foreign securities, even though such securities may continue to trade and their values may fluctuate. We compute a Fund's NAV by dividing the value of the Fund's assets, less its liabilities, by the number of outstanding shares of that Fund.

For Funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the Board of Trustees. Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund's NAV is calculated.

To calculate the Money Market Fund's NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

FUND                                                      DIVIDEND PAID
-----------------------------------------------------------------------
Growth Equity Fund                                             Annually
Growth & Income Fund                                          Quarterly
International Equity Fund                                      Annually
Large-Cap Value Fund                                           Annually
Mid-Cap Growth Fund                                            Annually
Mid-Cap Value Fund                                             Annually
Small-Cap Equity Fund                                          Annually
Large-Cap Growth Index Fund                                    Annually
Large-Cap Value Index Fund                                     Annually
Equity Index Fund                                              Annually
S&P 500 Index Fund                                             Annually
Mid-Cap Growth Index Fund                                      Annually
Mid-Cap Value Index Fund                                       Annually
Mid-Cap Blend Index Fund                                       Annually
Small-Cap Growth Index Fund                                    Annually
Small-Cap Value Index Fund                                     Annually
Small-Cap Blend Index Fund                                     Annually
International Equity Index Fund                                Annually
Social Choice Equity Fund                                      Annually
Real Estate Securities Fund                                   Quarterly
Bond Fund                                                       Monthly
Inflation-Linked Bond Fund                                    Quarterly
Money Market Fund                                               Monthly

Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from Funds that have them once a year.

Dividends and capital gain distributions paid to holders of Retirement Class shares of a Fund will automatically be reinvested in additional shares of the Fund. Holders of Institutional Class or Retail Class shares can elect from among the following distribution options:

      1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your distribution option.

      2. REINVESTMENT OPTION, DIFFERENT FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

      3. INCOME-EARNED OPTION. We'll automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

      4. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

      5. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.

We make distributions for each Fund on a per share basis to the shareholders of record on the Fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of "Buying a dividend" below). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

As with any investment, you should consider how your investment in any Fund will be taxed.

TAXES ON DIVIDENDS AND DISTRIBUTIONS. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service ("IRS") a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 20 percent to individual investors (or at 10 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

TAXES ON TRANSACTIONS. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.


BACKUP WITHHOLDING. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 30 percent of all the taxable distributions and redemption proceeds paid from your account during 2003. This amount decreases to 29% for amounts paid during 2004 and 2005. We are also required to begin backup withholding if instructed by the IRS to do so.


"BUYING A DIVIDEND." If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund's distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

OTHER RESTRICTIONS. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

SPECIAL CONSIDERATIONS FOR CERTAIN INSTITUTIONAL INVESTORS. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify in your hands for the corporate dividends-received deduction. However, the portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.


SPECIAL CONSIDERATIONS FOR INFLATION-LINKED BOND FUND SHAREHOLDERS. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

CLIENTS OF TIAA-CREF TRUST COMPANY, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.

TAXES RELATED TO RETIREMENT CLASS SHARES. Generally, individuals are not subject to federal income tax in connection with Retirement Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, Services or your tax advisor.

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT:  BUYING, SELLING OR EXCHANGING SHARES

RETIREMENT CLASS SHARES

HOW TO PURCHASE SHARES

ELIGIBLE RETIREMENT CLASS INVESTORS

Retirement Class shares of the TIAA-CREF Institutional Mutual Funds are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with Services in connection with certain employee benefit plans (the "plan(s)"), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Retirement Class shares also may be offered through custody accounts established by individuals with Services as IRAs pursuant to section 408 of the Code.

STARTING OUT

If you are a participant in such a plan and your employer or plan trustee has established a plan account with Services, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center's online enrollment feature at WWW.TIAA-CREF.ORG.

PURCHASE OF RETIREMENT CLASS SHARES

You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see "Allocating Retirement Contributions to a Fund" below). You may also direct the purchase of Retirement Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer's plan.

There is currently no minimum investment requirement for Retirement Class shares. We also do not currently restrict the frequency of investments made in the Funds by participant accounts, although we reserve the right to impose such restrictions in the future. Your employer's plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. Services accepts purchase payments only in U.S. dollars. Each investment in your participant account must be for a specified dollar amount. Services does not accept purchase requests specifying a certain price, date, or number of shares.

Services has the right to reject your custody application and to refuse to sell additional Retirement Class shares of any Fund to any investor for any reason. Services treats all orders to purchase Retirement Class shares as being received by it when they are received in "good order" (see page __). We may suspend or terminate the offering of Retirement Class shares of one or more Funds to your employer's plan.

ALLOCATING RETIREMENT CONTRIBUTIONS TO A FUND

If you are just starting out and are initiating contributions to your employer's plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

     o    using the TIAA-CREF Web Center at WWW.TIAA-CREF.ORG;
     o calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;
     o calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 11:00 p.m. Eastern Time and weekends from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
     o    faxing us at: 800 914-8922; or
     o    writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

OPENING AN IRA OR KEOGH ACCOUNT

Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account with Services and purchase Retirement Class shares for their account. For more information about opening an IRA, please call our Telephone Counseling Center at 800 842-

2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. We reserve the right to limit the availability of the Retirement Class shares of certain Funds to IRAs and Keogh accounts.

HOW TO EXCHANGE SHARES

GENERAL INFORMATION ABOUT EXCHANGES FOR RETIREMENT CLASS SHARES

Subject to the limitations outlined below and any limitations under your employer's plan, you may exchange Retirement Class shares of a Fund for those of another Fund available under the plan. An "exchange" means:

          o a sale of Retirement Class shares of one Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another Fund for your account;

          o a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of a Fund for your participant, IRA or Annuity account;

          o a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, a TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

     o    using the TIAA-CREF Web Center at WWW.TIAA-CREF.ORG;
     o calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;
     o calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 11:00 p.m. Eastern Time and weekends from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
     o    faxing us at: 800 914-8922; or
     o    writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

Services may, in its sole discretion, reject any exchange request for any reason and modify, suspend, or terminate the exchange privilege at any time.

EXCHANGE LIMITATION

Retirement Class shares are subject to the following exchange limitation:

          o ELECTRONIC EXCHANGES INVOLVING INTERNATIONAL FUNDS. You may not make electronic exchanges (I.E., over the Internet, by telephone or by fax) involving the International Equity Fund and the International Equity Index Fund (collectively, the "International Funds") after 2:30 p.m. Eastern Time or the close of the NYSE, if earlier. Any exchange request placed after 2:30 p.m. or the close of the NYSE, if earlier, will be rejected. Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time or the close of the NYSE, if earlier.


HOW TO REDEEM SHARES

RETIREMENT CLASS INVESTORS

You may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer's plan. A redemption can be part of an exchange. If it is, follow the procedures in the "How to Exchange Shares" Section above. Otherwise, to request a redemption, you can do one of the following:

     o call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 11:00 p.m. Eastern Time and weekends from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
     o   fax us at: 800 914-8922; or
     o   write to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

We accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

Pursuant to your instructions, Services reinvests redemption proceeds in (1) Retirement Class shares of other Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that Services receives your request in good order (see page __), and credits your participant or IRA account within seven days thereafter. If you request a redemption shortly after a recent purchase of Retirement Class shares by check, Services may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, Services will send the proceeds by check to the address, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct Services by letter with a signature guarantee.

Services also may postpone payment of redemption proceeds if a Fund does not redeem shares tendered by Services for redemption. This can happen if: (1) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Fund shareholders.

IN-KIND REDEMPTIONS OF SHARES

The Fund, in its sole discretion, may pay "in kind" any redemption requests made by Services on your behalf that exceed the lesser of $250,000 or 1% of the Fund's total assets during any 90-day period. A payment "in kind" means a payment of a pro-rata portion of the Fund's portfolio securities instead of cash. In such an event, Services will distribute these securities to you from your participant account. If you have an IRA custody account, Services will leave these securities in your account.

OTHER INVESTOR INFORMATION

GOOD ORDER. Purchase, redemption and exchange requests from participants and IRA account owners are not processed by Services until it receives them in good order. "Good order" means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction.

The share price used by Services for all transactions is the NAV per share next calculated after the Fund's transfer agent, Boston Financial Data Services ("BFDS"), receives a purchase or redemption order from Services on your behalf. Except as described above for the International Funds, if you place a purchase, redemption or exchange order for Retirement Class shares with Services in connection with your participant or IRA custody account anytime before the close of regular trading on the NYSE (usually 4:00 p.m. New York time), Services executes the transaction using the NAV per share for that day.

TIAA-CREF WEB CENTER AND TELEPHONIC TRANSACTIONS. The Funds and Services aren't liable for losses from unauthorized TIAA-CREF Web Center and telephonic transactions so long as the Funds and Services follow reasonable procedures designed to verify the identity of the person effecting the transaction. Services takes the following precautions to ensure your instructions are genuine. Services requires the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given through TIAA-CREF's Web Center or by telephone are genuine. Services also tape records telephone instructions and provides written confirmations of such instructions. Services accepts all telephone instructions that it reasonably believes are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. Services may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please contact us using the TIAA-CREF Web Center at WWW.TIAA-CREF.ORG and we will send one to you.

INSTITUTIONAL CLASS SHARES

HOW TO PURCHASE SHARES

ELIGIBLE INVESTORS
Institutional class shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries"), such as TIAA-CREF Trust Company, FSB (the "Trust Company"), or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Collectively with TIAA-CREF Intermediaries, these contractually eligible investors are referred to as "Eligible Investors" in the rest of this prospectus.

PURCHASE OF FUND SHARES
There is no minimum investment requirement for Eligible Investors. All purchases must be in U.S. dollars.

We consider all requests for purchases to be received when they are received in "good order" (see page __).

There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

PURCHASES BY ELIGIBLE INVESTORS
Only Eligible Investors may invest in the Funds. All other prospective investors should contact their TIAA-CREF Intermediary for applicable purchase requirements.

To purchase shares, an Eligible Investor should instruct its bank to wire money to

          State Street Bank and Trust Company
          ABA Number 011000028
          DDA Number 9905-454-6.

Specify on the wire:

          (1)   TIAA-CREF Institutional Mutual Funds;

          (2) account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

          (3) whether the investment is for a new or existing account (provide Fund account number if existing); and

          (4) the Fund or Funds in which you want to invest, and amount to be invested in each.

INVESTING THROUGH THE TRUST COMPANY
Clients of the Trust Company may invest in TIAA-CREF Institutional Mutual Funds only through the Trust Company, which is an Eligible Investor and serves as the TIAA-CREF Intermediary for its clients. Contact the Trust Company regarding how investments in Fund shares are held for your benefit. In addition to the fees and expenses deducted by the Funds, you may be charged a fee by the Trust Company for the services it provides you.

POINTS TO REMEMBER FOR ALL PURCHASES
o Each investment by an Eligible Investor in TIAA-CREF Institutional Mutual Funds must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o If you invest in TIAA-CREF Institutional Mutual Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their TIAA-CREF Intermediary (in addition to the fees and expenses deducted by the Funds).

o If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

IN-KIND PURCHASES OF SHARES
Advisors, at its sole discretion, may permit an Eligible Investor to purchase shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund's investment restrictions. If the Fund accepts the securities, the Eligible Investor's account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact their TIAA-CREF Intermediary.

HOW TO REDEEM SHARES

REDEMPTIONS BY ELIGIBLE INVESTORS
Eligible Investors can redeem (sell) their Fund shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your TIAA-CREF Intermediary.

We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

We accept redemption orders through a telephone request made by calling 800 897-9069.

Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is in good order (see page __). If a redemption is requested shortly after a recent purchase by check, the redemption proceeds may not be paid until payment for the purchase is collected. This can take up to ten days.

We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

REDEEMING SHARES THROUGH THE TRUST COMPANY
If you purchased shares through the Trust Company, it is responsible for making any redemption proceeds available to you. In addition, the Trust Company may impose its own restrictions on your ability to redeem shares. Please contact the Trust Company directly for more information.

IN-KIND REDEMPTIONS OF SHARES
Large redemptions by any Eligible Investor that exceed the lesser of $250,000 or 1% of a Fund's assets during any 90-day period may be considered detrimental to the Fund's other shareholders. Therefore, at its sole discretion, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a pro-rata portion of the Fund's entire portfolio.

HOW TO EXCHANGE SHARES

EXCHANGES BY ELIGIBLE INVESTORS
Eligible Investors can exchange shares in a Fund for shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through a TIAA-CREF Intermediary or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore is a taxable event.

We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time for any shareholder or class of shareholders.

Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

MAKING EXCHANGES THROUGH THE TRUST COMPANY
If you purchased shares through the Trust Company, it is responsible for making any exchanges on your behalf. In addition, the Trust Company may impose its own restrictions on your ability to make exchanges. Please contact the Trust Company directly for more information.



OTHER INVESTOR INFORMATION

GOOD ORDER. Requests for transactions by Eligible Investors will not be processed until they are received in good order by our transfer agent, BFDS. "Good order" means that an Eligible Investor's transaction request includes its Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required.

SHARE PRICE. The share price we use for transactions will be the NAV per share next calculated after BFDS receives an Eligible Investor's request in good order. If an Eligible Investor purchases or redeems shares anytime before the NYSE closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the NYSE closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor (including the Trust Company) may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day's NAV per share as the transaction price.

TAXPAYER IDENTIFICATION NUMBER. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your social security number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor doesn't furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

SIGNATURE GUARANTEE. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a signature guarantee. This requirement is designed to protect you and the TIAA-CREF Institutional Mutual Funds from fraud, and to comply with rules on stock transfers.

TRANSFERRING SHARES. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

ADVICE ABOUT YOUR ACCOUNT. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

RETAIL CLASS SHARES

TYPES OF ACCOUNTS

Retail Class shares of the TIAA-CREF Institutional Mutual Funds are available for purchase in the following types of accounts:

     o Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see page __ for more details).
     o    Trust accounts (other than foreign trust accounts).

     o Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

     o Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

     o Coverdell Education Savings Accounts ("Coverdell" accounts, formerly Education IRAs). This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

     o    Corporate and institutional accounts.

We will only accept accounts with a U.S. address of record. We will not accept a post office box as the address of record for accounts. We will not accept accounts with a foreign address of record.


For more information about opening an IRA or corporate or institutional account, please call us at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS

To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at WWW.TIAA-CREF.ORG.


The minimum initial investment is $2,500 per Fund for all accounts, including custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund. You can also establish an Automatic Investment Plan ("AIP") where the minimum initial and subsequent investment per Fund is $50, with each contribution to be invested no less frequently than monthly. We reserve the right to deduct a $25 annual low-balance fee for any unique fund-account registration that ceases AIP contributions before reaching a minimum account balance of $1,500. (See pages __ and __). Before imposing any such fee, we will provide you with 60 days advance written notice.


Subsequent investments per Fund for all account types is at least $50. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.

We consider all requests for purchases, checks and other forms of payments to be received when they are received in "good order". (See page __.) We won't accept third party checks to establish a new account (we consider any check not made payable directly to TIAA-CREF Institutional Mutual Funds-Retail Class as a third party check). In addition, once established, we won't accept any subsequent third party checks over $10,000.

TO OPEN AN ACCOUNT ON-LINE: Please visit our Web Center at WWW.TIAA-CREF.ORG and click on Mutual Funds. You can establish an individual, joint, custodian (UGMA or UTMA), Traditional IRA and Roth IRA account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

TO OPEN AN ACCOUNT BY MAIL: Send your check, made payable to TIAA-CREF Institutional Mutual Funds-Retail Class, and application to:


         First Class Mail: The TIAA-CREF Institutional Mutual Funds-Retail Class
                           c/o Boston Financial
                               Data Services
                           P.O. Box 8009 Boston, MA 02266-8009

         Overnight Mail:   The TIAA-CREF Institutional Mutual Funds-Retail Class
                           c/o Boston Financial
                               Data Services
                           66 Brooks Drive
                           Braintree, MA 02184-3839

TO OPEN AN ACCOUNT BY WIRE: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

                                    State Street Bank
                                    ABA Number 011000028
                                    DDA Number 99052771

Specify on the wire:

     o    The TIAA-CREF Institutional Mutual Funds-Retail Class

     o Account registration (names of registered owners), address and social security number(s) or taxpayer identification number

     o Indicate if this is for a new or existing account (provide Fund account number if existing)


     o The Fund(s) in which you want to invest, and amount per Fund to be invested


You can purchase additional shares in any of the following ways:


BY MAIL: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, and the Fund(s) you want to invest in and the amount to be invested in each Fund(s).


BY AUTOMATIC INVESTMENT PLAN: You can make subsequent investments automatically by electing this service on your initial application or later upon request. By electing this option you authorize us to take regular, automatic withdrawals from your bank.


To begin this service, send us a voided check or savings account investment slip. It will take us up to 10 days from the time we receive it to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next following business day if those days are not business days). Investments must be for at least $50 per Fund.


You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

BY TELEPHONE: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the TIAA-CREF Institutional Mutual Funds over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or canceled.

All shareholders automatically have the right to buy shares by telephone. If you don't want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account.

OVER THE INTERNET: With TIAA-CREF's Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF's Web Center can be accessed through TIAA-CREF's homepage at WWW.TIAA-CREF.ORG.

Before you can use TIAA-CREF's Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF's Web Center will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF's Web Center are recorded electronically. Once made, your transactions cannot be modified or cancelled.

BY WIRE: To buy additional shares by wire, follow the instructions above for opening an account by wire (you do not have to send us an application again).

POINTS TO REMEMBER FOR ALL PURCHASES

     o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

     o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the Funds.


     o Your ability to purchase shares may be restricted due to limitations on exchanges. See "Points to Remember When Exchanging" below.


     o If you have a securities dealer (including a mutual fund "supermarket"), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

     o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds. There is a $15 fee for all returned items, including checks and electronic funds transfers.

HOW TO REDEEM SHARES

You can redeem (sell) your Retail Class shares at any time. Redemptions must be for at least $250 or the balance of your investment in a Fund, if less.

Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page __). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a signature guarantee for each account holder (see page ___). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read "Points to Remember When Redeeming," below. We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

YOU CAN REDEEM SHARES IN ANY OF THE FOLLOWING WAYS:

BY MAIL: Send your written request to either of the addresses listed in the "How to Open an Account and Make Subsequent Investments" section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

BY TELEPHONE: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account. Telephone redemptions are not available for IRA accounts.

BY SYSTEMATIC REDEMPTION PLAN: You can elect this feature only from Funds with balances of at least $5,000. We'll automatically redeem enough shares in a particular Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) to provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which Fund you want to redeem shares.

If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN REDEEMING:

     o We can't accept redemption requests specifying a certain price or date; these requests will be returned.

     o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee of all owners exactly as registered on the account.

     o For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

HOW TO EXCHANGE SHARES

Investors holding Retail Class shares of a Fund are accorded certain exchange privileges involving their Retail Class shares of a Fund. For purposes of making an exchange involving Retail Class shares, an "exchange" means:

     o a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase Retail Class shares of another Fund;

     o a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase shares of a mutual fund of TIAA-CREF Mutual Funds; and

     o a sale (redemption) of shares of a mutual fund of TIAA-CREF Mutual Funds and the use of the proceeds to purchase of Retail Class shares of a Fund.


In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below. The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a Fund in which you already own shares must be at least $50. An exchange to a new Fund must meet the account minimums as stated by account type above (I.E., $2,500 per Fund for all accounts, including Custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA or Coverdell accounts is $2,000 per Fund).

Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and social security number or taxpayer identification number.

YOU CAN MAKE EXCHANGES IN ANY OF THE FOLLOWING WAYS:

BY MAIL: Send a letter of instruction to either of the addresses in the "How to Open an Account and Make Subsequent Investments" section. The letter must include your name, address, and the Funds and accounts you want to exchange between.

BY TELEPHONE: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

OVER THE INTERNET: You can exchange shares using TIAA-CREF's Web Center, which can be accessed through TIAA-CREF's homepage at WWW.TIAA-CREF.ORG. Once made, your transaction cannot be modified or canceled.


BY SYSTEMATIC EXCHANGE: You can elect this feature only if the balance of the Fund from which you are transferring shares is at least $5,000. We automatically redeem shares from a specified Fund and purchase shares in another Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the Funds involved in the exchange. An exchange to a Fund in which you already own shares must be for at least $50, and an exchange to a new Fund must meet the account minimums as stated by account type above (I.E., $2,500 per Fund for all accounts, including Custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA or Coverdell accounts is $2,000 per Fund).


If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN EXCHANGING:

     o Make sure you understand the investment objective of the Fund you exchange shares into. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

     o We reserve the right to suspend the exchange privileges if you have made more than 12 exchanges within a 12-month period for any Fund. We count each purchase or sale order as one exchange. For example, an exchange out of one Fund and purchase of another Fund would count as one exchange for each Fund. We also reserve the right to reject any exchange request and to modify or terminate the exchange option at any time.

     o An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION:

GOOD ORDER. Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, BFDS. Good order means that your application is properly completed or your transaction request includes your Fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

SHARE PRICE. If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after BFDS receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund "supermarket"), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary accepts the order. If this occurs before the NYSE closes (usually 4:00 p.m. Eastern Time), your price will be the NAV per share for that day. If it's after the NYSE closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account on-line and are transferring assets from another institution, your transaction will be processed at the NAV per share next calculated after BFDS receives your check or wire in good order.


LOW BALANCE FEE. For each unique fund-account registration below $1,500, we assess an annual low balance fee of $25.00. This fee will be assessed and charged beginning November 15, 2003, and at the end of every twelve month period thereafter. We will waive the low balance fee if you have $50,000 or more invested with us. For the purpose of determining this $50,000, we include any amount that you have invested in a TIAA-CREF mutual fund or annuity contract. We will also waive the low balance fee if you have established a monthly AIP of at least $100 a month. However, to be eligible for this exclusion, the $100 AIP must be invested in a SINGLE unique fund-account registration. Aggregating smaller AIPs (i.e. $25 or $50) from multiple fund-account registrations will NOT be considered for exclusion from the low-balance fee, even if the total number of the multiple AIP contributions meet or exceed $100 per month.

MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining smaller Accounts, we reserve the right to redeem shares in any Account if the value of that Account drops below $500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your Account value up to at least the specified minimum before the redemption is processed.

TAXPAYER IDENTIFICATION NUMBER. You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior underreporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.


CHANGING YOUR ADDRESS. To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

SIGNATURE GUARANTEE. For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a signature guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Institutional Mutual Funds from fraud, and to comply with rules on stock transfers. You can get a signature guarantee from a bank or trust company, savings bank, savings and loan association, or a member of a national stock exchange. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

TRANSFERRING SHARES. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

TRANSFER ON DEATH. If you live in certain states, you can designate one or more persons ("beneficiaries") to whom your TIAA-CREF Institutional Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death ("TOD") registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York and North Carolina allow transfer on death. Transfer on death is also currently unavailable in the District of Columbia.

TELEPHONE AND TIAA-CREF WEB CENTER TRANSACTIONS. The Funds aren't liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF's Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you do not want to be able to effect transactions over the telephone, call us for instructions.

ADVICE ABOUT YOUR ACCOUNT. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

GLOSSARY

CODE: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

DURATION: The approximate percentage change in the price of a fixed-income security in response to a change in prevailing interest rates. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, Duration is the weighted average of each security's Duration.

EQUITY SECURITIES: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FIXED-INCOME SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (I.E., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

FOREIGN INVESTMENTS: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

FOREIGN ISSUERS: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U. S. GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

INVESTMENT GRADE: A security is Investment Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization ("NRSRO") or unrated securities that the investment adviser determines are of comparable quality.

FINANCIAL HIGHLIGHTS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS


The Financial Highlights table is intended to help you understand the Funds' financial performance since they began operations on June 14, 1999 through the period ended September 30, 2002. The table reflects the financial results for the Institutional Class shares of the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, the Equity Index Fund, the Social Choice Equity Fund, the Bond Fund and the Money Market Fund only, because the other Funds were formed in 2002 and were not available during the time periods shown below. Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information through the period ended September 30, 2002 has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Institutional Mutual Funds' Annual Report. It is available without charge upon request.

                                                       INTERNATIONAL
                                                        EQUITY FUND                                     GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                         Year                              June 14, 1999        Year       Year       Year
                                        Ended  Year Ended  Year Ended   (Commencement of       Ended      Ended      Ended
                                        Sept.   Sept. 30,    Sept. 30,    Operations) to   Sept. 30,  Sept. 30,  Sept. 30,
                                     30, 2002        2001        2000  Sept. 30,1999 (a)        2002       2001       2000
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
      Net asset value, beginning
          of period                     $8.08      $12.55     $ 10.66            $10.00       $6.40     $12.55      $10.14
                                        -----      ------     -------            ------       -----     ------      ------

      Gain (loss) from
          investment
          operations:

          Net investment income       0.15(b)        0.10        0.07              0.04     0.04(b)       0.02        0.03

          Net realized and
              unrealized gain
              (loss) on total
              investments              (1.29)      (4.06)        1.94              0.62      (1.60)     (5.90)        2.40
                                       ------      ------        ----              ----      ------     ------        ----

              Total gain (loss)
                  from investment
                    operations         (1.14)      (3.96)        2.01              0.66      (1.56)     (5.88)        2.43
                                       ------      ------        ----              ----      ------     ------        ----

      Less distributions from:

          Net investment income        (0.08)      (0.04)      (0.05)               --       (0.02)     (0.02)      (0.02)
                                                                                   ----

          Net realized gains             --        (0.47)      (0.07)               --         --       (0.25)        --
                                       ------      ------      ------              ----       ----     ------        ----

              Total distributions      (0.08)      (0.51)      (0.12)               --       (0.02)     (0.27)      (0.02)
                                       ------      ------      ------              ----      ------     ------      ------

      Net asset value, end of
        period                          $6.86       $8.08     $ 12.55            $10.66       $4.82      $6.40     $ 12.55
                                        =====       =====     =======            ======       =====      =====     =======

      TOTAL RETURN                   (14.28)%    (32.63)%      18.58%             6.60%    (24.44)%   (47.57)%      24.01%

RATIOS AND SUPPLEMENTAL DATA

      Net assets at end of period
          (in thousands)             $205,899    $120,436     $83,841           $27,472    $487,620   $149,981    $130,529

      Ratio of expenses to
          average net assets
          before expense waiver         0.44%       0.52%       0.70%             0.39%       0.32%      0.41%       0.56%
          and reimbursement

      Ratio of expenses to
          average net assets
          after expense waiver          0.29%       0.29%       0.29%             0.09%       0.22%      0.22%       0.22%
          and reimbursement

      Ratio of net investment
          income to  average net        1.80%       1.51%       0.94%             0.45%       0.66%      0.38%       0.30%
          assets

      Portfolio turnover rate          77.63%      77.83%     105.37%            21.35%      61.08%     34.44%      56.67%

                             GROWTH & INCOME FUND
-------------------------------------------------------------------------------
    June 14, 1999       Year        Year          Year           June 14, 1999
    (Commencement      Ended       Ended         Ended           (Commencement
of Operations) to  Sept. 30,   Sept. 30,     Sept. 30,       of Operations) to
Sept. 30,1999 (a)       2002        2001          2000       Sept. 30, 1999 (a)
-------------------------------------------------------------------------------

       $ 10.00         $7.91     $11.24         $ 9.76                $10.00
       -------         -----     ------         ------                ------





          0.02       0.09(b)       0.09           0.10                  0.04



          0.12        (1.78)     (3.15)           1.49                (0.25)
          ----        ------     ------           ----                ------



          0.14        (1.69)     (3.06)           1.59                (0.21)
          ----        ------     ------           ----                ------




           --         (0.08)     (0.09)         (0.10)                (0.03)
          ----

           --           --       (0.18)         (0.01)                  --
          ----         ----     ------          ------                ------

           --         (0.08)     (0.27)         (0.11)                (0.03)
          ----        ------     ------         ------                ------


        $10.14         $6.14      $7.91        $ 11.24                $ 9.76
        ======         =====      =====        =======                ======

         1.40%      (21.51)%   (27.66)%         16.18%               (2.05)%




       $30,535      $376,529   $169,880        $65,334               $25,174



         0.35%         0.29%      0.44%          0.78%                 0.38%




         0.07%         0.22%      0.22%          0.22%                 0.07%



         0.20%         1.18%      1.10%          1.02%                 0.36%


        21.08%       127.75%     49.56%         37.95%                10.95%


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.

                                                                   EQUITY INDEX FUND
---------------------------------------------------------------------------------------------------------------
                                                                                              June 14, 1999
                                                                                              (Commencement
                                                                   Year Ended   Year Ended   of Operations)
                                                Year Ended Sept.    Sept. 30,    Sept. 30,     to Sept. 30,
                                                        30, 2002         2001         2000         1999 (a)
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

      Net asset value, beginning of period                 $8.06       $11.37        $9.76           $10.00
                                                           -----       ------        -----           ------

      Gain (loss) from investment operations:

          Net investment income                          0.11(b)         0.09         0.10             0.04

          Net realized and unrealized gain
              (loss) on total investments                 (1.63)       (3.20)         1.61           (0.28)
                                                          ------       ------         ----           ------

              Total gain (loss) from
                  investment operations                   (1.52)       (3.11)         1.71           (0.24)
                                                          ------       ------         ----           ------

      Less distributions from:

          Net investment income                           (0.06)       (0.10)       (0.07)             --

          Net realized gains                                --         (0.10)       (0.03)             --
                                                          ------       ------       ------           ------

              Total distributions                         (0.06)       (0.20)       (0.10)             --
                                                          ------       ------       ------           ------

      Net asset value, end of period                       $6.48        $8.06       $11.37           $ 9.76
                                                           =====        =====       ======           ======

      TOTAL RETURN                                      (19.04)%     (27.71)%       17.49%          (2.40)%

RATIOS AND SUPPLEMENTAL DATA

      Net assets at end of period (in
          thousands)                                    $419,771     $101,247      $51,669          $25,064

      Ratio of expenses to average net
          assets  before expense waiver                    0.27%        0.51%        0.71%            0.36%
          and  reimbursement

      Ratio of expenses to average net
          assets after expense waiver and                  0.17%        0.17%        0.17%            0.05%
          reimbursement

      Ratio of net investment income to
          average net assets                               1.41%        1.19%        1.04%            0.39%

      Portfolio turnover rate                             13.77%        7.19%       11.58%            9.51%

                        SOCIAL CHOICE EQUITY FUND
----------------------------------------------------------------------------
                                                              June 14, 1999
                     Year Ended   Year Ended               (Commencement of
  Year Ended Sept.    Sept. 30,    Sept. 30,                 Operations) to
          30, 2002         2001         2000             Sept. 30, 1999 (a)
----------------------------------------------------------------------------

             $8.03       $11.16        $9.86                         $10.00
             -----       ------        -----                         ------



           0.11(b)         0.10         0.11                           0.04


            (1.64)       (2.94)         1.25                         (0.18)
            ------       ------         ----                         ------


            (1.53)       (2.84)         1.36                         (0.14)
            ------       ------         ----                         ------



            (0.09)       (0.11)       (0.06)                            --

              --         (0.18)          --                             --
            ------       ------       ------                            --

            (0.09)       (0.29)       (0.06)                            --
            ------       ------       ------                            --

             $6.41        $8.03       $11.16                          $9.86
             =====        =====       ======                          =====

          (19.34)%     (25.99)%       13.84%                        (1.40)%




           $36,180      $26,460      $29,307                        $24,731


             0.81%        0.97%        0.90%                          0.37%



             0.18%        0.18%        0.18%                          0.05%



             1.34%        1.12%        1.00%                          0.37%

            21.71%        4.96%       16.22%                          0.06%

(a) The percentages shown for this period are not annualized.
(b)  Based on average shares outstanding.

                                                                       BOND FUND
---------------------------------------------------------------------------------------------------------------
                                                                                              June 14, 1999
                                                                                              (Commencement
                                                                   Year Ended   Year Ended   of Operations)
                                                Year Ended Sept.    Sept. 30,    Sept. 30,     to Sept. 30,
                                                        30, 2002         2001         2000         1999 (a)
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
      Net asset value, beginning of period                $10.58       $10.04        $9.97           $10.00
                                                          ------       ------        -----           ------

      Gain (loss) from investment operations:

          Net investment income                          0.52(b)         0.61         0.61             0.17

          Net realized and unrealized gain
              (loss) on total investments                   0.33         0.67         0.07           (0.03)
                                                            ----         ----         ----           ------

              Total gain (loss) from
                  investment operations                     0.85         1.28         0.68             0.14
                                                            ----         ----         ----             ----

      Less distributions from:

          Net investment income                           (0.52)       (0.61)       (0.61)           (0.17)

          Net realized gains                              (0.19)       (0.13)         --               --
                                                          ------       ------       ------           ------

              Total distributions                         (0.71)       (0.74)       (0.61)           (0.17)
                                                          ------       ------       ------           ------

      Net asset value, end of period                      $10.72       $10.58       $10.04            $9.97
                                                          ======       ======       ======            =====

      TOTAL RETURN                                         8.52%       13.21%        7.07%            1.42%

RATIOS AND SUPPLEMENTAL DATA

      Net assets at end of period (in
          thousands)                                  $1,170,560     $304,541     $151,697          $30,354

      Ratio of expenses to average net
          assets  before expense waiver                    0.24%        0.30%        0.48%            0.35%
          and  reimbursement

      Ratio of expenses to average net
          assets after expense waiver and                  0.19%        0.19%        0.19%            0.06%
          reimbursement

      Ratio of net investment income to
          average net assets                               5.16%        5.99%        6.59%            1.77%

      Portfolio turnover rate                            181.00%      266.50%      301.93%          173.31%

                            MONEY MARKET FUND
----------------------------------------------------------------------------
                                                              June 14, 1999
                     Year Ended   Year Ended               (Commencement of
  Year Ended Sept.    Sept. 30,    Sept. 30,                 Operations) to
          30, 2002         2001         2000             Sept. 30, 1999 (a)
----------------------------------------------------------------------------
             $1.00        $1.00        $1.00                         $ 1.00
             -----        -----        -----                          -----



              0.02         0.05         0.06                           0.02


               --           --           --                             --
              ----         ----         ----                           ----


              0.02         0.05         0.06                           0.02
              ----         ----         ----                           ----



            (0.02)       (0.05)       (0.06)                         (0.02)

              --           --           --                             --
            ------       ------       -----                          ------

            (0.02)       (0.05)       (0.06)                         (0.02)
            ------       ------       ------                         ------

             $1.00        $1.00        $1.00                          $1.00
             =====        =====        =====                          =====

             1.89%        5.16%        6.19%                          1.51%




          $188,394      $35,037      $25,293                        $25,378


             0.28%        0.94%        0.91%                          0.36%



             0.16%        0.16%        0.16%                          0.05%



             1.71%        4.91%        6.00%                          1.52%

               n/a          n/a          n/a                            n/a

(a)  The percentages shown for this period are not annualized.
(b)  Based on average shares outstanding.

[PRINTER'S NOTE THIS MUST BE ON BACK COVER]

FOR MORE INFORMATION ABOUT TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The following documents contain more information about the Funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the preceding fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

                        RETIREMENT CLASS                INSTITUTIONAL CLASS              RETAIL CLASS

BY TELEPHONE:           Call 800 842-2776               Call 800 478-2966                Call 800 223-1200


IN WRITING:             TIAA-CREF Institutional         TIAA-CREF Institutional Mutual   TIAA-CREF Institutional Mutual
                        Mutual Funds                    Funds                            Funds-Retail Class
                        P.O. Box 1259                   P.O. Box 4674                    c/o Boston Financial
                        Charlotte, NC 28201             New York, NY  10164                  Data Services
                                                                                         P.O. Box 8009
                                                                                         Boston, MA 02266-8009


OVER THE INTERNET:      WWW.TIAA-CREF.ORG               WWW.TIAA-CREF.ORG/MFS            WWW.TIAA-CREF.ORG
                        -----------------               ---------------------            -----------------

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

                        RETIREMENT CLASS                INSTITUTIONAL CLASS              RETAIL CLASS
BY TELEPHONE:           Call 800 842-2776               Call 800 478-2966                Call 800 223-1200


IN WRITING:             TIAA-CREF Institutional         TIAA-CREF Institutional Mutual   TIAA-CREF Institutional Mutual
                        Mutual Funds                    Funds                            Funds-Retail Class
                        P.O. Box 1259                   P.O. Box 4674                    c/o Boston Financial
                        Charlotte, NC 28201             New York, NY  10164                  Data Services
                                                                                         P.O. Box 8009
                                                                                         Boston, MA 02266-8009


                                                                        811-9301
"Printed on recycled paper                                        TCIMFPOS-02/03

                                  STATEMENT OF

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                February 1, 2003


                             TIAA-CREF INSTITUTIONAL

                                  MUTUAL FUNDS
--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") contains additional information that you should consider before investing in TIAA-CREF Institutional Mutual Funds. It is not a prospectus and should be read carefully in conjunction with the TIAA-CREF Institutional Mutual Funds' prospectus dated February 1, 2003 (the "Prospectus"), which may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164 or by calling 800 478-2966.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. The audited financial statements of the TIAA-CREF Institutional Mutual Funds for the fiscal year ended September 30, 2002 are incorporated into this SAI by reference to the Funds' Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report and Semi-Annual Report on request.





                                [TIAA CREF LOGO]

TABLE OF CONTENTS


B-2  Investment Objectives, Policies, and Restrictions
B-2    Fundamental Policies
B-2    Investment Policies
B-11 Management of TIAA-CREF Institutional Mutual Funds
B-11   Trustees and Officers of the TIAA-CREF Institutional Mutual Funds
B-14   Equity Ownership of TIAA-CREF Institutional Mutual Funds Trustees
B-14   Trustee and Officer Compensation
B-15   Board Committees
B-15   Responsibilities of the Board
B-16 Principal Holders of Securities
B-18 Investment Advisory and Other Services
B-20 About the TIAA-CREF Institutional Mutual Funds and the Shares
B-21   Class Structure
B-21   Distribution (12b-1) Plan
B-21   Indemnification of Shareholders
B-22   Indemnification of Trustees
B-22   Limitation of Fund Liability
B-22   Shareholder Meetings and Voting Rights
B-22   Additional Funds or Classes
B-22 Dividends and Distributions
B-22   Pricing of Shares
B-22   Investments for Which Market Quotations Are Readily Available
B-22   Foreign Investments
B-22   Debt Securities
B-23   Special Valuation Procedures for the Money Market Fund
B-23   Options and Futures
B-23   Investments for Which Market Quotations Are Not Readily Available
B-23 Tax Status
B-26 Brokerage Allocation
B-28 Calculation of Performance Data
B-29   Yield Calculations
B-29   All Funds other than the Money Market Fund
B-30   Yield Information About the Money Market Fund
B-30   Total Returns
B-31   Performance Comparisons
B-31   Illustrating Compounding
B-31   Net Asset Value
B-31   Moving Averages
B-31   Fund Statistics
B-31   Account Performance
B-31   Economic Conditions
B-31 Voting Rights
B-31 Legal Matters
B-31 Experts
B-31 Considerations Concerning the Funds


INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of each of the TIAA-CREF Institutional Mutual Funds' twenty-three separate investment portfolios or funds (the "Funds"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Fund's investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, are not fundamental and therefore may be changed by the TIAA-CREF Institutional Mutual Funds' board of trustees (the "Board of Trustees" or the "Board") at any time. Each Fund, with the exception of the Real Estate Securities Fund, will be "diversified" within the meaning of the 1940 Act.

Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each Fund:
1.   The Fund will not issue senior securities except as permitted by law.
2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that Fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent, or such greater amount as may be permitted by law, of that Fund's total assets taken at market value at the time of borrowing).
3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.
4.   The Fund will not purchase real estate or mortgages directly.
5. The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.
6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.
7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
8. The Fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of each Fund other than the Real Estate Securities Fund.

9. The Fund will not invest 25 percent or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    The Real Estate Securities Fund has a non-fundamental policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry.

INVESTMENT POLICIES

The following restrictions are non-fundamental policies of each Fund. These restrictions may be changed without the approval of the shareholders in the affected Fund.

    NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund invests in (see Retail Share Class Prospectus,

B-2 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds page __, Institutional Share Class Prospectus, page __, Retirement Share Class Prospectus (18 funds), page __, and Retirement Share Class Prospectus (9 funds), page __), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for "First Tier Securities."

    When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

    TEMPORARY DEFENSIVE POSITIONS. During periods when Teachers Advisors, Inc. ("Advisors"), the investment manager for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund's assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

    LIQUIDITY FACILITY. The Equity Funds participate in a $2.25 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. The College Retirement Equities Fund ("CREF"), TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

    If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

    ILLIQUID INVESTMENTS. The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A Fund will not purchase or otherwise acquire any investment, if as a result, more than 15 percent (10 percent in the case of the Money Market Fund) of its net assets (taken at current value) would be invested in illiquid investments.

    RESTRICTED SECURITIES. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the "1933 Act"). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees from time to time may determine the liquidity of restricted securities.

    PREFERRED STOCK. The Funds can invest in preferred stock consistent with their investment objectives.

    OPTIONS AND FUTURES. Each of the Funds may engage in options and futures strategies to the extent permitted by the Securities and Exchange Commission ("SEC") and Commodity Futures Trading Commission ("CFTC"). We do not intend for any Fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

    OPTION-RELATED ACTIVITIES COULD INCLUDE: (1) selling of covered call option contracts and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

    A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

    A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

    A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case, the option would expire worthless and the entire premium would be lost.

    A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Fund would realize a profit or loss on the transaction.

    In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options

            Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-3 on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund's portfolio of securities. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.

    There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

    To the extent permitted by applicable regulatory authorities, each Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

    A futures contract on an investment is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--a Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

    A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

    Stock index futures may be used to hedge the equity investments of each Fund with regard to market risk (involving the market's assessment of overall economic prospects), as distinguished from company risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

    Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a custodial account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

    There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Each Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund's portfolio securities or instruments sought to be hedged.

    Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its port-

B-4 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds folio investments. However, we believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

    In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

    Each Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the Fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

    Options and futures transactions may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

    INVESTMENT COMPANIES. Each Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company.

    FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a Fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."

DEBT INSTRUMENTS GENERALLY

    A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

    RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical ratings organizations ("NRSRO") ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

    Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

    CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

    U.S. GOVERNMENT DEBT SECURITIES. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S.

            Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-5

Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Fund only invests in U.S. Government securities when Advisors deter mines that the credit risk associated with the obligation is suitable for the Fund.

    RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (I.E., those rated Ba or lower by Moody's or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds' net asset value ("NAV"). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

    A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the TIAA-CREF Institutional Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the TIAA-CREF Institutional Mutual Funds to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

    ZERO COUPON OBLIGATIONS. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, that Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

    STRUCTURED OR INDEXED SECURITIES. Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Fund bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable- rate mortgage related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (I.E., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

    Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

B-6 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

    The average maturity of pass-through pools of mortgage related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

    ASSET-BACKED SECURITIES. Some of the Funds may invest in asset-backed securities. To date, several types of asset-backed securities have been offered to investors including automobile-loan receivables, interests in pools of credit card receivables, and home equity loans.


    MORTGAGE ROLLS. Some of the Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

    LENDING OF SECURITIES. Subject to investment policy 6 on page B-2 (relating to loans of portfolio securities), each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America ("TIAA"), are registered with the SEC and are members of the National Association of Securities Dealers, Inc. ("NASD"), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (I.E., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

    REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

    Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

    If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

    SWAP TRANSACTIONS. Each Fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

    By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there

            Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-7 can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

    While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (I.E., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

    Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

    To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No Fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

    SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities as may be permitted by law.

    CURRENCY TRANSACTIONS. The value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

    The Funds will conduct their currency exchange transactions either on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

    By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

    The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

    The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

    The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

    There is no express limitation on the percentage of a Fund's assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Fund's investment adviser believes will correlate closely to the currency's price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

    REAL ESTATE SECURITIES. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to

B-8 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds the real estate industry, including those that own significant real estate assets, such as real estate investment trusts ("REITs"). An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

    The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody's or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in "Investment Policies and Risk Considerations" in this SAI.

    Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

    In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

    FOREIGN INVESTMENTS. As described more fully in the Prospectus, certain Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

    INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the U.S. or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank (the European Central Bank), its own currency (the Euro) and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

    INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some countries, such as Japan, Australia, Singapore, and Hong Kong, are considered advanced by Western standards. Others, such as Thailand, Indonesia, and Malaysia, are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and political system continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

            Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-9

    INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the U.S. The U.S., Canada, and Mexico have entered into the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. The trade adjustment process can be highly complex and controversial and could result in significant risks to all parties.

    INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through NAFTA between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and in some instances issues with regard to the repayment of sovereign debt and currency stability, however, remain important concerns in the region--exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation in some countries. These efforts may result in attractive investment opportunities. However, history shows that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

    OTHER REGIONS. There are developments in other regions and countries around the world that could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

    DEPOSITORY RECEIPTS. The Equity Funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

    ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

    EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES. Each Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the Fund's portfolio.

    INDUSTRY CONCENTRATIONS. None of the Funds, with the exception of the Real Estate Securities Fund, will concentrate more than 25 percent of its total assets in any one industry.

    PORTFOLIO TURNOVER. The transactions engaged in by the Funds are reflected in the Funds' portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds' shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

    During 2000, the Bond Fund began accounting for dollar roll transactions as financing transactions. This had the effect of significantly lowering the portfolio turnover rate of the Fund for the year ended September 30, 2002 to
181.00 percent as compared to the Fund's portfolio turnover rate for the year ended September 30, 2001 of 266.50 percent.


B-10 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

MANAGEMENT OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

TRUSTEES AND OFFICERS OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The following table includes certain information about the TIAA-CREF Institutional Mutual Funds' trustees and officers, including positions held with the Funds, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' interested trustees and officers.

DISINTERESTED TRUSTEES

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                  IN FUND
                           POSITION(S)          TERM OF OFFICE        PRINCIPAL                   COMPLEX      OTHER
                           HELD WITH            AND LENGTH OF         OCCUPATION(S)               OVERSEEN BY  DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUND                 TIME SERVED           DURING PAST 5 YEARS         TRUSTEE      HELD BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Trustee              Indefinite term.      Nomura Professor of         51           Director, Deutsche
Stern School of                                 Trustee since 2000.   Finance, New York                        Asset Management
Business.                                                             University, Stern                        B.T. Funds, Japan
Kaufman Management                                                    School of Business,                      Equity Fund, Inc.,
Education Center                                                      Formerly, Chairman,                      Singapore Equity
44 West 4th Street,                                                   Department of Finance,                   Fund, Inc., the Thai
Suite 988                                                             New York University,                     Equity Fund, Inc.
New York, NY 10012                                                    Stern School of                          and the DB Hedge
Age: 65                                                               Business, and Trustee                    Securities Fund,
                                                                      of TIAA, 1996 - 2000.                    L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob             Trustee              Indefinite term.      President and Managing      51           None
Windermere Investment                           Trustee since 1999.   Principal, Windermere
Associates                                                            Investment Associates.
121 S.W. Morrison Street                                              Formerly, Chairman
Suite 925                                                             and Chief Executive
Portland, OR 97204                                                    Officer, CTC Consulting,
Age: 60                                                               Inc., and Executive
                                                                      Vice President, U.S.
                                                                      Trust of the Pacific
                                                                      Northwest.
------------------------------------------------------------------------------------------------------------------------------------
Stephen A. Ross            Trustee              Indefinite term.      Franco Modigliani           51           Director, Freddie
Sloan School of                                 Trustee since 1999.   Professor of Finance                     Mac; Co- Chairman,
Management                                                            and Economics, Sloan                     Roll & Ross Asset
Massachusetts Institute                                               School ofManagement,                     Management Corp.;
of Technology                                                         Massachusetts Institute                  and Principal, IV
77 Massachusetts Avenue                                               of Technology,                           Capital, Ltd.
Cambridge, MA 02139                                                   Co-Chairman, Roll & Ross
Age: 58                                                               Asset Management Corp.
                                                                      Formerly, Sterling
                                                                      Professor of Economics
                                                                      and Finance, Yale School
                                                                      of Management, Yale
                                                                      University.
------------------------------------------------------------------------------------------------------------------------------------
Nestor V. Santiago         Trustee              Indefinite term.      Vice President and          51           Director,
Howard Hughes                                   Trustee since 2000.   Chief Investment Officer,                Bank-Fund Credit
Medical Institute                                                     Howard Hughes Medical                    Union and Emerging
4000 Jones Bridge Road                                                Institute. Formerly,                     Markets Growth
Chevy Chase, MD 20815                                                 Investment Advisor/                      Fund, Inc.
Age: 53                                                               Head of Investment
                                                                      Office, International
                                                                      Monetary Fund.
------------------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan             Trustee              Indefinite term.      Chairman and Chief          51           Director, SCANA
NCM Capital                                     Trustee since 1999.   Executive Officer, Sloan                 Corporation and
Management Group, Inc.                                                Financial Group, Inc.,                   M&F Bancorp, Inc.
103 West Main Street,                                                 and NCM Capital
Suite 400                                                             Management Group, Inc.,
Durham, NC 27701-3638                                                 since 1991.
Age: 53
------------------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny           Trustee              Indefinite term.      Eric J. Gleacher            51           None
University of Chicago                           Trustee since 1999.   Distinguished Service
Graduate School of                                                    Professor of Finance,
Business                                                              University of Chicago,
1101 East 58th Street                                                 Graduate School of
Chicago, IL 60627                                                     Business. Founding
Age: 43                                                               Partner, LSV Asset
                                                                      Management.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Herbert M.                 President and        Indefinite term.      President and Chief         51           Board Member,
Allison, Jr.(1)            Chief Executive      President and         Executive Officer                        Forbes.com, Inc.
TIAA-CREF                  Officer              Chief Executive       of CREF, TIAA-CREF Mutual
730 Third Avenue                                Officer since         Funds, TIAA-CREF
New York, NY 10017-3206                         2002.                 Institutional Mutual
Age: 59                                                               Funds, TIAA-CREF Life
                                                                      Funds and TIAA Separate
                                                                      Account VA-1 (these funds
                                                                      are collectively referred
                                                                      to as the "TIAA-CREF
                                                                      Funds") and TIAA. Chairman
                                                                      of TIAA. Formerly,
                                                                      President and Chief
                                                                      Executive Officer of
                                                                      University Alliance for
                                                                      Life-Long Learning, Inc.,
                                                                      2000 - October 2002.
                                                                      National Finance Chairman,
                                                                      Presidential Campaign of
                                                                      Senator John McCain,
                                                                      1999-2000. President,
                                                                      Chief Operating Officer
                                                                      and Member of the Board of
                                                                      Directors of Merrill Lynch
                                                                      & Co., Inc., 1997-1999.

------------------------------------------------------------------------------------------------------------------------------------

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-11

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                  IN FUND
                           POSITION(S)          TERM OF OFFICE        PRINCIPAL                   COMPLEX      OTHER
                           HELD WITH            AND LENGTH OF         OCCUPATION(S)               OVERSEEN BY  DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUND                 TIME SERVED           DURING PAST 5 YEARS         TRUSTEE      HELD BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz(1)     Vice Chairman and    Indefinite term.      Vice Chairman and           51           None
TIAA-CREF                  Chief Investment     Trustee and           Chief Investment Officer
730 Third Avenue           Officer              Chief Investment      of the TIAA-CREF Funds.
New York, NY 10017-3206                         Officer               Vice Chairman and Chief
Age: 66                                         since 1999.           Investment Officer of
                                                Indefinite term       TIAA. Member of Board of
                                                as officer.           Managers and President of
                                                                      TIAA-CREF Investment
                                                                      Management, LLC
                                                                      ("Investment Management").
                                                                      Director and President of
                                                                      Teachers Advisors, Inc.
                                                                      ("Advisors"). Director of
                                                                      TIAA-CREF Life Insurance
                                                                      Company ("TIAA-CREF
                                                                      Life").
------------------------------------------------------------------------------------------------------------------------------------
Bevis Longstreth(2)        Trustee              Indefinite term.      Retired Partner,            51           Member of the Board
Debevoise & Plimpton                            Trustee since 1999,   Debevoise & Plimpton.                    of Directors of
919 Third Avenue                                                      Formerly, Partner and Of                 AMVESCAP, PLC
New York, NY 10022-6225                                               Counsel of Debevoise &                   and Chairman of the
Age: 69                                                               Plimpton, Adjunct                        Finance Committee of
                                                                      Professor at Columbia                    the Rockefeller
                                                                      University School of Law                 Family Fund
                                                                      and Commissioner of the
                                                                      U.S. Securities and
                                                                      Exchange Commission.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Adamski(1)      Vice President       Indefinite term.      Vice President and          N/A          N/A
TIAA-CREF                  and Treasurer        Vice President and    Treasurer of the
730 Third Avenue                                Treasurer since       TIAA-CREF Funds and TIAA.
New York, NY 10017-3206                         1999.                 Vice President and
Age: 61                                                               Treasurer  of Investment
                                                                      Management, Services,
                                                                      TPIS, Advisors, TIAA-CREF
                                                                      Life, and TIAA-CREF
                                                                      Tuition Financing, Inc.
                                                                      ("Tuition Financing").
------------------------------------------------------------------------------------------------------------------------------------
C. Victoria Apter(1)       Executive Vice       Indefinite term.      Executive Vice President    N/A          N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF Funds
730 Third Avenue                                President             and TIAA. Formerly, Vice
New York, NY 10017-3206                         since 2000.           President, Retirement
Age: 60                                                               Services, CREF and TIAA.
------------------------------------------------------------------------------------------------------------------------------------
Scott C. Evans(1)          Executive Vice       Indefinite term.      Executive Vice President    N/A          N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF Funds and
730 Third Avenue                                President             TIAA. Executive Vice
New York, NY 10017-3206                         since 1999.           President of Investment
Age: 43                                                               Management and Advisors
                                                                      and Director of TIAA-CREF
                                                                      Life.
------------------------------------------------------------------------------------------------------------------------------------
Martin E. Galt, III(1)     President            Indefinite term.      Executive Vice President    N/A          N/A
TIAA-CREF                                       Executive Vice        and President, TIAA-CREF
730 Third Avenue                                President             Investment Products, CREF
New York, NY 10017-3206                         since 2000.           and TIAA. President of
Age: 61                                                               TIAA-CREF Mutual Funds,
                                                                      TIAA-CREF Institutional
                                                                      Mutual Funds, TIAA-CREF
                                                                      Life Funds and TIAA
                                                                      Separate  Account VA-1.
                                                                      Formerly, Executive Vice
                                                                      President and President,
                                                                      Institutional Investments,
                                                                      Bank of America, and
                                                                      Principal Investment
                                                                      Officer, NationsBank.
                                                                      Director and President
                                                                      of Tuition Financing an
                                                                      TPIS and Director of
                                                                      TIAA-CREF Life and TIAA-
                                                                      CREF Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Gibbs(1)        Executive Vice       Indefinite term.      Executive Vice President    N/A          N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF Funds
730 Third Avenue                                President             and TIAA. Executive Vice
New York, NY 10017-3206                         since 1999.           President, Investment
Age: 55                                                               Management, Advisors and
                                                                      Tuition Financing and
                                                                      Director of TIAA-CREF and
                                                                      Life and Tuition Financing.
------------------------------------------------------------------------------------------------------------------------------------
Don W. Harrell(1)          Executive Vice       Indefinite term.      Executive Vice President    N/A          N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF Funds
730 Third Avenue                                President             and TIAA. Director of
New York, NY 10017-3206                         since 1999.           TIAA-CREF Life.
Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Ira J. Hoch(1)             Executive Vice       Indefinite term.      Executive Vice President    N/A          N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF Funds
730 Third Avenue                                President             and TIAA. Formerly, Vice
New York, NY 10017-3206                         since 2000.           President,Retirement
Age: 52                                                               Services, CREF and TIAA.
------------------------------------------------------------------------------------------------------------------------------------
Matina S. Horner(1)        Executive Vice       Indefinite term.      Executive Vice President    N/A          N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF  Funds
730 Third Avenue                                President since       and TIAA. Director of
New York, NY 10017-3206                         1999.                 TIAA-CREF Life.
Age: 63
------------------------------------------------------------------------------------------------------------------------------------


B-12 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                  IN FUND
                           POSITION(S)          TERM OF OFFICE        PRINCIPAL                   COMPLEX       OTHER
                           HELD WITH            AND LENGTH OF         OCCUPATION(S)               OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUND                 TIME SERVED           DURING PAST 5 YEARS         TRUSTEE       HELD BY TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
E. Laverne Jones(1)        Vice President and   Indefinite term.      Vice President and          N/A                 N/A
TIAA-CREF                  Corporate Secretary  Vice President and    Corporate Secretary of the
730 Third Avenue                                Corporate Secretary   TIAA-CREF Funds and TIAA.
New York, NY 10017-3206                         since 1999.
Age: 53
------------------------------------------------------------------------------------------------------------------------------------
Harry I. Klaristenfeld(1)  Executive Vice       Indefinite term.      Executive Vice President    N/A                 N/A
                           President and        Executive Vice        and Chief Actuary of
TIAA-CREF                  Chief Actuary        President the         Funds and TIAA. Formerly,
730 Third Avenue                                TIAA-CREF and Chief   Vice President and Chief
New York, NY 10017-3206                         Actuary since 2000.   Actuary, Retirement
Age: 52                                                               Services, CREF and TIAA.
                                                                      Executive Vice President
                                                                      and Chief Actuary of
                                                                      Services.
------------------------------------------------------------------------------------------------------------------------------------
Frances Nolan(1)           Executive Vice       Indefinite term.      Executive Vice President    N/A                 N/A
TIAA-CREF                  President            Executive Vice        of the Funds and TIAA-CREF
730 Third Avenue                                President since       TIAA. Formerly, Vice
New York, NY 10017-3206                         2000.                 President, Retirement
Age: 45                                                               Services, CREF and TIAA.
------------------------------------------------------------------------------------------------------------------------------------
Bertram L. Scott(1)        Executive Vice       Indefinite term.      Executive Vice President    N/A                 N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF Funds
730 Third Avenue                                President since       and TIAA and Chairman of
New York, NY 10017-3206                         2000.                 the Board, President and
Age: 51                                                               Chief Executive Officer of
                                                                      TIAA-CREF Life. Formerly,
                                                                      President and Chief
                                                                      Executive Officer,
                                                                      Horizon Mercy.
------------------------------------------------------------------------------------------------------------------------------------
Deanne J. Shallcross(1)    Executive Vice       Indefinite term.      Executive Vice President    N/A                 N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF Funds and
730 Third Avenue                                President since       TIAA. Formerly, Vice
New York, NY 10017-3206                         1999.                 President, Marketing, CREF
Age: 53                                                               and TIAA. Executive Vice
                                                                      President of Services.
------------------------------------------------------------------------------------------------------------------------------------
David A. Shunk(1)          Executive Vice       Indefinite term.      Executive Vice President    N/A                 N/A
TIAA-CREF                  President            President             of the TIAA-CREF Funds
730 Third Avenue           Executive Vice       since 1999.           and TIAA. Formerly, Vice
New York, NY 10017-3206                                               President, Institutional
Age: 56                                                               & Individual Consulting
                                                                      Services, CREF and TIAA
                                                                      President and Chief
                                                                      Executive Officer of
                                                                      Services and Director of
                                                                      TIAA-CREF Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
John A. Somers(1)          Executive Vice       Indefinite term.      Executive Vice President    N/A                 N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF Funds and
730 Third Avenue                                President since       TIAA. Executive Vice
New York, NY 10017-3206                         1999.                 President of Investment
Age: 58                                                               Management and Advisors
                                                                      and Director of TIAA-CREF
                                                                      Life.
------------------------------------------------------------------------------------------------------------------------------------
Charles H. Stamm(1)        Executive Vice       Indefinite term.      Executive Vice President    N/A                 N/A
TIAA-CREF                  President            Executive Vice        and General Counsel of the
730 Third Avenue                                President since       TIAA-CREF Funds and TIAA.
New York, NY 10017-3206                         1999.                 Trustee of Services.
Age: 64                                                               Director of TPIS,
                                                                      Advisors, TIAA-CREF Trust
                                                                      Company, Tuition Financing
                                                                      and TIAA-CREF Life. Member
                                                                      of Board of Managers of
                                                                      Investment Management.
------------------------------------------------------------------------------------------------------------------------------------
Mary Ann Werner(1)         Executive Vice       Indefinite term.      Executive Vice President    N/A                 N/A
TIAA-CREF                  President            Executive Vice        of TIAA-CREF Funds and
730 Third Avenue                                President since       TIAA and President, TIAA
New York, NY 10017-3206                         2000.                 Shared Services. Formerly,
Age: 57                                                               Vice President, CREF and
                                                                      TIAA. Executive Vice
                                                                      President of Services and
                                                                      Director of TIAA-CREF Life.
--------------------------------------------------------------------------------------------------------------------------------
James A. Wolf(1)           Executive Vice       Indefinite term.      Executive Vice President    N/A                 N/A
TIAA-CREF                  President            Executive Vice        of the TIAA-CREF Funds
730 Third Avenue                                President since       and TIAA and President,
New York, NY 10017-3206                         2000.                 TIAA Retirement Services.
Age: 57                                                               Formerly, Vice President,
                                                                      Retirement Services, CREF
                                                                      and TIAA. Trustee of
                                                                      Services and Director of
                                                                      TIAA-CREF Life.
--------------------------------------------------------------------------------------------------------------------------------



(1) The following individuals are "interested persons" under the 1940 Act because they are officers of the TIAA-CREF Institutional Mutual Funds: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Allison, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

(2) Mr. Longstreth may be considered an "interested person" under the 1940 Act because he is associated with a law firm that has acted as counsel to the TIAA-CREF Institutional Mutual Funds or their affiliates.


           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-13

EQUITY OWNERSHIP OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS TRUSTEES

The following chart includes information relating to equity securities beneficially owned by the TIAA-CREF Institutional Mutual Funds trustees in the TIAA-CREF Institutional Mutual Funds and in the same "family of investment companies" as the TIAA-CREF Institutional Mutual Funds.1 The TIAA-CREF Institutional Mutual Funds' family of investment companies includes TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES


                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                            DOLLAR RANGE OF                  IN ALL REGISTERED INVESTMENT COMPANIES
NAME OF TRUSTEE         EQUITY SECURITIES IN FUND     OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
Martin J. Gruber                None                                      Over $100,000
--------------------------------------------------------------------------------------------------------------
Nancy L. Jacob                  None                                      Over $100,000
--------------------------------------------------------------------------------------------------------------
Stephen A. Ross                 None                                      Over $100,000
--------------------------------------------------------------------------------------------------------------
Nestor V. Santiago              None                                      Over $100,000
--------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                  None                                   $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------
Robert W. Vishny                None                                   $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES


                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                             IN ALL REGISTERED INVESTMENT COMPANIES
 NAME OF TRUSTEE        DOLLAR RANGE OF EQUITY SECURITIES IN FUND    OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz                     None                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Bevis Longstreth                        None                                            Over $100,000
--------------------------------------------------------------------------------------------------------------------------

(1) Beneficial ownership information is as of December 31, 2002.


TRUSTEE AND OFFICER COMPENSATION


The following table shows the compensation received from the Funds and the TIAA-CREF fund complex by each non-officer trustee for the fiscal year ending September 30, 2002. The Funds' officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.


TIAA-CREF Institutional Mutual Funds has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA accounts, in predetermined percentages. Benefits will be paid in a lump sum after the Trustee leaves the Board. Pursuant to a separate deferred compensation plan, non-employee Trustees also have the option to defer payment of their basic stipend and allocate it to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum after the trustee leaves the Board.

DISINTERESTED TRUSTEES


                       COMPENSATION AGGREGATE         LONG-TERM PERFORMANCE DEFERRED      TOTAL COMPENSATION PAID FROM
NAME                 COMPENSATION FROM THE FUND   TOTAL CONTRIBUTION AS PART OF EXPENSES      TIAA-CREF COMPLEX(1)
-------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber               $1,793                              $564                             $ 93,375
-------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob                 $1,592                              $564                             $ 82,875
-------------------------------------------------------------------------------------------------------------------------
Stephen A. Ross(2)             $2,096                              $564                             $109,125
-------------------------------------------------------------------------------------------------------------------------
Nestor V. Santiago(2)          $1,649                              $564                             $ 85,875
-------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                 $1,736                              $564                             $ 90,375
-------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny               $1,649                              $564                             $ 85,875
-------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------------------
Bevis Longstreth(2)            $1,736                              $564                             $ 90,375
-------------------------------------------------------------------------------------------------------------------------


(1) Includes portion of fees attributed to service on the CREF board, TIAA-CREF Mutual Funds board, and the TIAA-CREF Life Funds board, as applicable.


(2) This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer trustees. Excluding this year's deferrals, a total of $914,466 earned across the fund complex has been deferred for prior years' service, including interest through September 30, 2002, for all current trustees who had elected to defer their compensation.


B-14 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

BOARD COMMITTEES

Every year, the Board of Trustees appoints certain committees with specific responsibilities for aspects of the TIAA-CREF Institutional Mutual Funds' operations. Included among these are:


(1)An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Institutional Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter that is available upon request. During 2002, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Mr. Santiago.

(2)A Finance Committee, which oversees the management of the TIAA-CREF Institutional Mutual Funds' investments subject to appropriate oversight by the full Board of Trustees. During 2002, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Leibowitz (chair), Dr. Gruber, Dr. Jacob, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sloan and Dr. Vishny.

(3)A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which addresses all corporate social responsibility and corporate governance issues, including the voting of the TIAA-CREF Institutional Mutual Funds' shares and the initiation of appropriate shareholder resolutions. During 2002, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Mr. Santiago and Dr. Vishny.

(4)An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full Board. During 2002, the Executive Committee held five meetings. The current members of the Executive Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

(5)A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which nominates certain TIAA-CREF Institutional Mutual Funds' officers and the standing committees of the Board, and recommends candidates for election as trustees. During 2002, the Nominating and Personnel Committee held eight meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Jacob and Dr. Vishny.

(6)A Products and Services Committee, formed in November, 2002, which shall review and oversee the design, development, improvement, and marketing of new and existing products and services. During 2002, the Products and Services Committee held no meetings. The current members of the Products and Services Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.


    The Nominating and Personnel Committee will consider potential nominees for trustees recommended by investors. Investors can recommend nominees by writing to the Secretary of the TIAA-CREF Institutional Mutual Funds. The Secretary's address is: 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

    The Funds' trustees are responsible for overseeing the Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the Fund's investment management agreement with Advisors. Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the Funds investment advisory services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Fund and its shareholders, (b) Advisors' anticipated costs in providing those services, (c) the reasonableness of the investment management fees and how such fees compared to fees paid by other similar mutual funds, and (d) other benefits derived in connection with Advisors' relationship with the Fund.

    As part of its consideration of the quality of services provided by Advisors to the Fund and its shareholders, the Board reviewed the relative performance of each Fund. The Board also reviewed Advisors' anticipated profit/loss situation in providing the services to the Funds. The Board considered Advisors' anticipated profit/loss situation to be reasonable in relation to the nature, quality and cost of Advisors' services. In considering the investment management fees charged under the agreement, the Board reviewed the investment management fees of other similarly situated fund complexes. The Board further reviewed the expense ratios of each Fund relative to other mutual funds, and noted that that the expense ratios compared favorably to those of other funds.

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-15

PRINCIPAL HOLDERS OF SECURITIES


As of December 31, 2002, the following persons are known by the Fund to hold beneficially 5% or more of the outstanding shares of the following classes of
Funds:


  TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA*
  730 THIRD AVENUE
  NEW YORK, NY 10017


FUND                                              PERCENT OF HOLDINGS
=====================================================================
Large-Cap Value Fund, Retail Class Shares                     92.84%
---------------------------------------------------------------------
Mid-Cap Growth Fund, Retail Class Shares                      83.88%
---------------------------------------------------------------------
Mid-Cap Value Fund, Retail Class Shares                       79.07%
---------------------------------------------------------------------
Small-Cap Equity Fund, Retail Class Shares                    86.96%
---------------------------------------------------------------------
Real Estate Securities Fund, Retail Class Shares              85.36%
---------------------------------------------------------------------
Inflation-Linked Bond Fund, Retail Class Shares               78.17%
---------------------------------------------------------------------
Mid-Cap Growth Fund, Institutional Class Shares               41.70%
---------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                13.30%
---------------------------------------------------------------------
Large-Cap Growth Index Fund, Institutional Class Shares       99.13%
---------------------------------------------------------------------
Large-Cap Value Index Fund, Institutional Class Shares        98.22%
---------------------------------------------------------------------
S&P 500 Index Fund, Institutional Class Shares                81.56%
---------------------------------------------------------------------
Mid-Cap Growth Index Fund, Institutional Class Shares         99.62%
---------------------------------------------------------------------
Mid-Cap Value Index Fund, Institutional Class Shares          98.16%
---------------------------------------------------------------------
Mid-Cap Blend Index Fund, Institutional Class Shares          94.45%
---------------------------------------------------------------------
Small-Cap Growth Index Fund, Institutional Class Shares       99.42%
---------------------------------------------------------------------
Small-Cap Value Index Fund, Institutional Class Shares        95.72%
---------------------------------------------------------------------
Small-Cap Blend Index Fund, Institutional Class Shares        93.44%
---------------------------------------------------------------------
International Equity Index Fund, Institutional Class Shares   92.15%
---------------------------------------------------------------------
Social Choice Equity Fund, Institutional Class Shares         35.85%
---------------------------------------------------------------------
Growth & Income Fund, Retirement Class Shares                 99.85%
---------------------------------------------------------------------
International Equity Fund, Retirement Class Shares            99.77%
---------------------------------------------------------------------
Large-Cap Value Fund, Retirement Class Shares                 99.63%
---------------------------------------------------------------------
Mid-Cap Growth Fund, Retirement Class Shares                  99.40%
---------------------------------------------------------------------
Mid-Cap Value Fund, Retirement Class Shares                   99.61%
---------------------------------------------------------------------
Small-Cap Equity Fund, Retirement Class Shares                99.77%
---------------------------------------------------------------------
Large-Cap Growth Index Fund, Retirement Class Shares          99.87%
---------------------------------------------------------------------
Large-Cap Value Index Fund, Retirement Class Shares           99.77%
---------------------------------------------------------------------
Mid-Cap Growth Index Fund, Retirement Class Shares            99.69%
---------------------------------------------------------------------
Mid-Cap Value Index Fund, Retirement Class Shares             99.66%
---------------------------------------------------------------------
Mid-Cap Blend Index Fund, Retirement Class Shares             99.61%
---------------------------------------------------------------------
Small-Cap Growth Index Fund, Retirement Class Shares          99.50%
---------------------------------------------------------------------
Small-Cap Value Index Fund, Retirement Class Shares           99.82%
---------------------------------------------------------------------
Small-Cap Blend Index Fund, Retirement Class Shares           99.85%
---------------------------------------------------------------------
International Equity Index Fund, Retirement Class Shares      98.69%
---------------------------------------------------------------------
Real Estate Securities Fund, Retirement Class Shares          99.92%
---------------------------------------------------------------------
Social Choice Equity Fund, Retirement Class Shares            99.66%
---------------------------------------------------------------------
S&P 500 Index Fund, Retirement Class Shares                   99.92%
---------------------------------------------------------------------

TIAA-CREF TRUST COMPANY, FSB ("TRUST COMPANY")**
211 NORTH BROADWAY - SUITE 1000
ST. LOUIS, MO 63102

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Growth Equity Fund, Institutional Class Shares                23.52%
---------------------------------------------------------------------
Growth & Income Fund, Institutional Class Shares              27.27%
---------------------------------------------------------------------
International Equity Fund, Institutional Class Shares         23.66%
---------------------------------------------------------------------
Large-Cap Value Fund, Institutional Class Shares              38.47%
---------------------------------------------------------------------
Mid-Cap Growth Fund, Institutional Class Shares               21.36%
---------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                46.20%
---------------------------------------------------------------------
Small-Cap Equity Fund, Institutional Class Shares             54.64%
---------------------------------------------------------------------
Equity Index Fund, Institutional Class Shares                  6.59%
---------------------------------------------------------------------
S&P 500 Index Fund, Institutional Class Shares                 9.05%
---------------------------------------------------------------------
Mid-Cap Blend Index Fund, Institutional Class Shares           5.42%
---------------------------------------------------------------------
Small-Cap Blend Index Fund, Institutional Class Shares         6.24%
---------------------------------------------------------------------
International Equity Index Fund, Institutional Class Shares    7.81%
---------------------------------------------------------------------
Real Estate Securities Fund, Institutional Class Shares       86.58%
---------------------------------------------------------------------
Social Choice Equity Fund, Institutional Class Shares          7.84%
---------------------------------------------------------------------
Bond Fund, Institutional Class Shares                         16.25%
---------------------------------------------------------------------
Inflation-Linked Bond Fund, Institutional Class Shares        96.82%
---------------------------------------------------------------------

CONNECTICUT HIGHER EDUCATION TRUST
C/O CONNECTICUT OFFICE OF THE TREASURER
55 ELM STREET
HARTFORD, CT 06106

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Growth & Income Fund, Institutional Class Shares              5.30%
---------------------------------------------------------------------

GOLDEN STATE SCHOLARSHARE COLLEGE SAVINGS TRUST
C/O SCHOLARSHARE INVESTMENT BOARD
CALIFORNIA STATE TREASURERS OFFICE
915 CAPITOL MALL
SACRAMENTO, CA 95814

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Growth & Income Fund, Institutional Class Shares              15.83%
---------------------------------------------------------------------
International Equity Fund, Institutional Class Shares          7.63%
---------------------------------------------------------------------
Social Choice Equity Fund, Institutional Class Shares         27.85%
---------------------------------------------------------------------

MICHIGAN EDUCATION SAVINGS PROGRAM
P.O. BOX 30361
LANSING, MI 48909-7861

FUND                                              PERCENT OF HOLDINGS
=====================================================================
International Equity Fund, Institutional Class Shares         5.25%
---------------------------------------------------------------------
Growth Equity Fund, Institutional Class Shares                8.07%
---------------------------------------------------------------------


MISSOURI SAVING FOR TUITION PROGRAM
THE MISSOURI HIGHER EDUCATION SAVINGS PROGRAM BOARD
C/O TIAA TUITION FINANCING, INC.
P.O. BOX 66797
ST. LOUIS, MO 63166-6797


FUND                                              PERCENT OF HOLDINGS
=====================================================================
Growth & Income Fund, Institutional Class Shares              8.66%
---------------------------------------------------------------------


B-16 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

NEW YORK'S COLLEGE SAVINGS PROGRAM
P.O. BOX 1010
NEW YORK, NY 10021-1010

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Equity Index Fund, Institutional Class Shares                 28.98%
---------------------------------------------------------------------
Bond Fund, Institutional Class Shares                         11.54%
---------------------------------------------------------------------
Money Market Fund, Institutional Class Shares                 46.90%
---------------------------------------------------------------------

MARY B. BROWNE
34 RIDGEWAY AVENUE
WEST ORANGE, NJ 07052

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Mid-Cap Value Fund, Institutional Class Shares                5.28%
---------------------------------------------------------------------

CHAMINADE COLLEGE PREP SCHOOL
425 S. LINDBERGH BOULEVARD
ST. LOUIS, MO 63131

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Large-Cap Value Fund, Institutional Class Shares             10.27%
---------------------------------------------------------------------

COMMUNITY FUNDS, INC.
2 PARK AVENUE
NEW YORK, NY 10016

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Growth Equity Fund, Institutional Class Shares               17.41%
---------------------------------------------------------------------
Growth & Income Fund, Institutional Class Shares              8.75%
---------------------------------------------------------------------

THE DANFORTH FOUNDATION
211 N. BROADWAY, SUITE 2390
ST. LOUIS, MO 63102

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Bond Fund, Institutional Class Shares                         6.87%
---------------------------------------------------------------------
Equity Index Fund, Institutional Class Shares                10.44%
---------------------------------------------------------------------
Money Market Fund, Institutional Class Shares                10.07%
---------------------------------------------------------------------

MIMI MILNER ELROD
207 WHITE STREET
LEXINGTON, VA 24450

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Mid-Cap Growth Fund, Institutional Class Shares              10.01%
---------------------------------------------------------------------

FLEET NATIONAL BANK
50 KENNEDY PLAZA
RIDE03611E
ROCHESTER, NY 02903-2305

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Social Choice Equity Fund, Institutional Class Shares        16.10%
---------------------------------------------------------------------

GRAND VALLEY STATE UNIVERSITY
ONE CAMPUS DRIVE
201 LAKE MICHIGAN HALL
ALLENDALE, MI 49401

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Large-Cap Value Fund, Institutional Class Shares              7.26%
---------------------------------------------------------------------
Small-Cap Equity Fund, Institutional Class Shares            12.91%
---------------------------------------------------------------------

GERARD W. HOFFMAN
445 3RD STREET
BROOKLYN, NY 11215

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Mid-Cap Value Fund, Institutional Class Shares               11.55%
---------------------------------------------------------------------

ICIA
11242 WAPLES MILL ROAD, SUITE 200
FAIRFAX, VA 22030

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Large-Cap Value Fund, Institutional Class Shares              6.74%
---------------------------------------------------------------------
Small-Cap Equity Fund, Institutional Class Shares            19.99%
---------------------------------------------------------------------

THE INTERNATIONAL CENTRE FOR DIARRHOEAL DISEASE RESEARCH,
BANGLADESH/CENTRE FOR HEALTH & POPULATION RESEARCH ENDOWMENT FUND
10630 LITTLE PATUXENT PARKWAY, CENTURY PLAZA, SUITE 126
COLUMBIA, MD 21044

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Social Choice Equity Fund, Institutional Class Shares         6.80%
---------------------------------------------------------------------

IOWA STATE UNIVERSITY FOUNDATION
2505 ELWOOD DRIVE
AMES, IA 50010-8644

FUND                                              PERCENT OF HOLDINGS
=====================================================================
S&P 500 Index Fund, Institutional Class Shares                9.39%
---------------------------------------------------------------------

LONGVIEW FOUNDATION
1616 H STREET NW, SUITE 400
WASHINGTON, D.C. 20006-4903

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Large-Cap Value Fund, Institutional Class Shares              9.34%
---------------------------------------------------------------------
Real Estate Securities Fund, Institutional Class Shares      11.52%
---------------------------------------------------------------------

JAMES S. MCDONNELL FOUNDATION
1034 S. BRENTWOOD BLVD., SUITE 1860
ST. LOUIS, MO 63117-1229

FUND                                              PERCENT OF HOLDINGS
=====================================================================
International Equity Fund, Institutional Class Shares        12.86%
---------------------------------------------------------------------

MCKENDREE COLLEGE
701 COLLEGE ROAD
LEBANON, IL 62254

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Mid-Cap Growth Fund, Institutional Class Shares              21.36%
---------------------------------------------------------------------
Small-Cap Equity Fund, Institutional Class Shares             7.41%
---------------------------------------------------------------------
Mid-Cap Value Fund, Institutional Class Shares                7.18%
---------------------------------------------------------------------

DONALD H. NAFTULIN
12146 LA CASA LANE
LOS ANGELES, CA 90049

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Large-Cap Value Fund, Institutional Class Shares              5.66%
---------------------------------------------------------------------


           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-17

OKLAHOMA CHRISTIAN UNIVERSITY
2501 E. MEMORIAL ROAD
OKLAHOMA CITY, OK 73136

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Large-Cap Value Fund, Institutional Class Shares             14.35%
---------------------------------------------------------------------
Mid-Cap Growth Fund, Institutional Class Shares              14.44%
---------------------------------------------------------------------

HOMAS EDWIN OWEN
0914 BAR X TRAIL
ELOTES, TX 78023-4043

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Mid-Cap Value Fund, Institutional Class Shares               10.51%
---------------------------------------------------------------------

NICHOLAS J. PATRONAS
10729 ARDNAVE PLACE
POTOMAC, MD 20854

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Mid-Cap Growth Fund, Institutional Class Shares               8.01%
---------------------------------------------------------------------

MORRIS G. & BERNICE SHANKER
15712 CHADBOURNE ROAD
SHAKER HEIGHTS, OH 44120

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Mid-Cap Value Fund, Institutional Class Shares                5.97%
---------------------------------------------------------------------

    As of December 31, 2002, the following entity is known by the Fund to hold, as recordholder, 5% or more of the outstanding shares of the following Funds. These amounts may include beneficial ownership of more than 5% of the outstanding shares of the respective Funds by persons whose interests in the shares of the respective Funds are held of record by the listed entity:

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTENTION: MUTUAL FUNDS DEPARTMENT, 5TH FLOOR
NEW YORK, NY 10281-1003

FUND                                              PERCENT OF HOLDINGS
=====================================================================
Mid-Cap Value Fund, Retail Class Shares                       6.40%
---------------------------------------------------------------------
Small-Cap Equity Fund, Retail Class Shares                    5.26%
---------------------------------------------------------------------

* TIAA, a New York State chartered insurance company, holds these shares in exchange for providing the initial seed capital to these Funds.


** The Trust Company, a federal savings bank, holds these shares in a fiduciary capacity for its clients. The Trust Company has investment discretion over these shares.

    The current trustees and officers of the Fund, as a group, beneficially own less than 1% of the shares of each class of each Fund.

    Any person owning more than 25% of each Fund's shares may be considered a "controlling person" of that Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INVESTMENT ADVISORY AND
OTHER SERVICES

As explained in the Prospectus, investment advisory and related services for each of the Funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each Fund, subject to the direction and control of the Finance Committee of the Board of Trustees.

    TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. ("Enterprises"), which in turn holds all of the shares of Advisors and of Teachers Personal Investors Services, Inc. ("TPIS"), the principal underwriter for the TIAA-CREF Institutional Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Institutional Mutual Funds and Advisors.

    Investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. Prior to October 1, 2002, under the investment management agreement between the TIAA-CREF Institutional Mutual Funds and Advisors, Advisors had agreed to waive a portion of the investment management fees payable to Advisors for services it provided under the investment management agreement.


    The table below reflects, for the fiscal years ended September 30, 2000, 2001 and 2002, for the seven original Funds first offered publicly on July 1, 1999 (the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund and Money Market Fund),
(i) the total dollar amount of investment management fees for each Fund, (ii) the amount of the waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.


B-18 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

                                       GROSS                             WAIVED                               NET
=================================================================================================================================
                     FISCAL YEAR FISCAL YEAR FISCAL YEAR FISCAL YEAR FISCAL YEAR FISCAL YEAR FISCAL YEAR FISCAL YEAR FISCAL YEAR
                        ENDING      ENDING      ENDING      ENDING      ENDING      ENDING     ENDING      ENDING      ENDING
                      SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,    SEPT. 30,  SEPT. 30,   SEPT. 30,   SEPT. 30,
                         2002        2001        2000       2002        2001        2000        2002        2001        2000
=================================================================================================================================
Growth Equity Fund      $ 671,063    $333,725    $183,021   $204,236    $101,568     $55,702   $466,827    $232,157   $127,319
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund    $  787,576   $282,856    $ 87,801   $239,697    $ 86,087     $26,722   $547,879    $196,769   $ 61,079
---------------------------------------------------------------------------------------------------------------------------------
International Equity
  Fund                  $  512,578   $272,038    $143,811   $170,869    $ 90,679     $47,937   $341,709    $181,359   $ 95,874
---------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund       $  534,490   $138,133    $ 72,448   $207,857    $ 53,718     $28,174   $326,633    $ 84,415   $ 44,274
---------------------------------------------------------------------------------------------------------------------------------
Social Choice Equity
  Fund                  $   67,013   $ 53,985    $ 53,059   $ 24,689    $ 19,889     $19,548   $ 42,324    $ 34,096   $ 33,511
---------------------------------------------------------------------------------------------------------------------------------
Bond Fund               $1,223,317   $411,567    $170,515   $339,814    $114,324     $47,365   $883,503    $297,243   $123,150
---------------------------------------------------------------------------------------------------------------------------------
Money Market Fund       $  263,420   $ 46,735    $ 38,243   $ 87,807    $ 15,578     $12,747   $175,613    $ 31,157   $ 25,496
---------------------------------------------------------------------------------------------------------------------------------

    The total dollar amount of investment management fees for the Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Large-Cap Growth Index, Large-Cap Value Index, S&P 500 Index, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index, Small-Cap Blend Index, International Equity Index, Real Estate Securities and Inflation-Linked Bond Funds were $1,152, $574, $567, $1,144, $1,902, $1,745,
$1,320, $695, $694, $784, $1,409, $1,264, $1,207, $1,431, $1,321 and $1,469,
respectively.


SERVICE AGREEMENT

In 2002, the TIAA-CREF Institutional Mutual Funds entered into a Service Agreement ("Service Agreement") with Advisors, whereby Advisors has agreed to provide or arrange for the provision of a variety of services for the ordinary operation of the TIAA-CREF Institutional Mutual Funds, including, but not limited to, transfer agency, accounting and administrative services.

    Specific transfer agency services include: (1) receiving orders for the purchase of Fund shares, issuing shares upon receipt of such orders, and recording the issuance of shares; (2) receiving redemption requests; (3) effecting transfers of shares; (4) preparing and transmitting payments for dividends and distributions; (5) maintaining records for shareholder accounts;
(6) maintaining shareholder relations, including preparing necessary reports and other information and services; (7) performing shareholder services funded by any shareholder service plan; and (8) performing any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company.

    Specific accounting services include: (1) monitoring expenses and preparation and updating expense budgets; (2) preparing and filing Forms N-SAR;
(3) preparing financial information for meetings of the Board of Trustees; (4) calculating the net asset value of each Fund and the net asset value per share of each class of shares; (5) calculating total return and other statistical information; (6) calculating dividend amounts available for distribution and notifying transfer agent of authorized dividend rates; (7) preparing financial statements; (8) monitoring portfolio activity; (9) determining the allocation of invoices among Funds and authorizing payment of expenses; (10) maintaining accounting records for each Fund and making appropriate representations in conjunction with audits; (11) preparing federal, state and local tax returns and reports; (12) coordinating review and approval of dividends by management and auditors and portfolio listings to be included in financial statements; and (13) performing any other customary accounting services for a registered investment company.

    Specific administrative services include: (1) preparing materials and minutes for meetings of Board of Trustees, including assistance in presentations to Board of Trustees; (2) providing regulatory compliance advice to the distributor and the Funds regarding sales literature and marketing plans; (3) monitoring portfolio activity; (4) preparing responses to performance questionnaires; (5) preparing semi-annual and annual shareholder reports, and coordinating auditor and management review; (6) filing notices with state securities regulators regarding sales of Fund shares; (7) developing and implementing procedures to monitor and test compliance with regulatory requirements and with Fund investment objective, policies and restrictions; (8) approving dividend rates, distributions, and tax positions; (9) coordinating activities of other service providers; (10) coordinating, preparing, filing and printing of registration statements for the TIAA-CREF Institutional Mutual Funds; (11) preparing management letter and coordinating production of Management Discussion and Analysis with respect to the preparation and printing of shareholder reports; (12) reviewing tax returns; (13) creating and maintaining business records; and (14) performing any other customary administrative services for a registered investment company.

    For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund will pay to Advisors at the end of each calendar month a fee for each Fund calculated as a percentage of the daily net assets of the Fund at the annual rates set forth in the table below:

  NAME OF FUND                      SERVICES FEE RATE
==============================================================
  GROWTH EQUITY FUND
--------------------------------------------------------------
         Institutional Class                0.04%
--------------------------------------------------------------
  GROWTH & INCOME FUND
--------------------------------------------------------------
         Retirement Class                   0.29%
--------------------------------------------------------------
         Institutional Class                0.04%
--------------------------------------------------------------
  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------
         Retirement Class                   0.29%
--------------------------------------------------------------
         Institutional Class                0.03%
--------------------------------------------------------------
  LARGE-CAP VALUE FUND
--------------------------------------------------------------
         Retirement Class                   0.29%
--------------------------------------------------------------
         Institutional Class                0.04%
--------------------------------------------------------------
         Retail Class                       0.33%
--------------------------------------------------------------
  MID-CAP GROWTH FUND
--------------------------------------------------------------
         Retirement Class                   0.29%
--------------------------------------------------------------
         Institutional Class                0.04%
--------------------------------------------------------------
         Retail Class                       0.33%
--------------------------------------------------------------
  MID-CAP VALUE FUND
--------------------------------------------------------------
         Retirement Class                   0.29%
--------------------------------------------------------------
         Institutional Class                0.04%
--------------------------------------------------------------
         Retail Class                       0.33%
--------------------------------------------------------------
  SMALL-CAP EQUITY FUND
--------------------------------------------------------------
         Retirement Class                   0.29%
--------------------------------------------------------------
         Institutional Class                0.04%
--------------------------------------------------------------
         Retail Class                       0.19%
--------------------------------------------------------------

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-19

  NAME OF FUND                      SERVICES FEE RATE
==============================================================
  LARGE-CAP GROWTH INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  LARGE-CAP VALUE INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  EQUITY INDEX FUND
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  S&P 500 INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  MID-CAP GROWTH INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  MID-CAP VALUE INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  MID-CAP BLEND INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  SMALL-CAP GROWTH INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  SMALL-CAP VALUE INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  SMALL-CAP BLEND INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------
         Retirement Class                   0.28%
--------------------------------------------------------------
         Institutional Class                0.03%
--------------------------------------------------------------
  SOCIAL CHOICE EQUITY FUND
--------------------------------------------------------------
         Retirement Class                   0.27%
--------------------------------------------------------------
         Institutional Class                0.02%
--------------------------------------------------------------
  REAL ESTATE SECURITIES FUND
--------------------------------------------------------------
         Retirement Class                   0.29%
--------------------------------------------------------------
         Institutional Class                0.04%
--------------------------------------------------------------
         Retail Class                       0.33%
--------------------------------------------------------------
  BOND FUND
--------------------------------------------------------------
         Institutional Class                0.04%
--------------------------------------------------------------
  INFLATION-LINKED BOND FUND
--------------------------------------------------------------
         Institutional Class                0.03%
--------------------------------------------------------------
         Retail Class                       0.18%
--------------------------------------------------------------
  MONEY MARKET FUND
--------------------------------------------------------------
         Institutional Class                0.03%
--------------------------------------------------------------

   The Service Agreement fee is accrued daily at 1/365th of the applicable annual rate set forth in the above table.

   The Service Agreement will continue in effect from year to year so long as such continuance is specifically approved for the Fund at least annually by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund. The Service Agreement provides that it may be terminated without penalty, by the Board of Trustees or by vote of a majority of the outstanding votes attributable to the shares of the applicable Fund, or by Advisors, in each case on sixty (60) days' written notice to the other party. The Service Agreement may also be amended as to each Fund by the parties only if such amendment is specifically approved by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund.

UNDERWRITERS

TPIS, 730 Third Avenue, New York, NY 10017-3206, may be considered the "principal underwriter" for the TIAA-CREF Institutional Mutual Funds. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Institutional Mutual Funds for the two-year period beginning June 1, 1999, and thereafter from year to year subject to approval by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the TIAA-CREF Institutional Mutual Funds.

CUSTODIAN AND TRANSFER AGENT

JPMorgan Chase Bank ("JPMorgan"), 4 Chase MetroTech Center, Brooklyn, NY 11245, acts as custodian for TIAA-CREF Institutional Mutual Funds. JPMorgan is responsible for the safekeeping of the Funds' portfolio securities.

    Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend paying agent for the Funds.

INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as the independent auditor of the TIAA-CREF Institutional Mutual Funds.

PERSONAL TRADING POLICY

Personnel of Advisors and members of their households are limited in trading for their own accounts pursuant to the TIAA-CREF Institutional Mutual Funds' Personal Trading Policy (the "Policy"). Some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review. The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request, at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ABOUT THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS AND THE SHARES

TIAA-CREF Institutional Mutual Funds was organized as a Delaware business trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds' Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware business trust, the TIAA-CREF Institutional Mutual Funds' operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

B-20 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

CLASS STRUCTURE

    The TIAA-CREF Institutional Mutual Funds offers three classes of shares (Retirement Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. A Fund may not offer all classes of shares.

    RETIREMENT CLASS SHARES. Retirement Class shares of the Funds are offered exclusively through accounts established by employees with Services in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(b) and 457 plans. Retirement Class shares are also offered through custody accounts established by individuals with Services as Individual Retirement Accounts ("IRAs"). Retirement Class shares are offered with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, which is described below. In addition, Retirement Class shares are offered with a separate shareholder servicing plan providing for a shareholder service expense of up to 0.35% of the value of the average daily net assets of the Fund attributable to Retirement Class shares. For more information about the servicing plan, see "Service Agreement" on page B-18.

    INSTITUTIONAL CLASS SHARES. Institutional Class shares of the Funds are available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF who the TIAA-CREF Institutional Mutual Funds may approve from time to time. Institutional Class shares are offered without distribution plan or shareholder service plan expenses or fees. All expenses or costs of distributing or promoting the Institutional Class shares are paid by Advisors.

    RETAIL CLASS SHARES. Retail Class shares of the Funds are offered directly to the investing public. Retail Class shares are offered without distribution plan or shareholder service plan expenses or fees. All expenses or costs of distributing or promoting the Retail Class shares are paid by Advisors.

DISTRIBUTION (12b-1) PLAN

The TIAA-CREF Institutional Mutual Funds' Board of Trustees has adopted a Distribution Plan with respect to the Retirement Class shares of each Fund (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, each Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of its Retirement Class shares. The expenses for which a Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of its Retirement Class shares, and for providing personal and account maintenance services to holders of Retirement Class shares and salaries and other expenses relating to the Retirement Class account servicing efforts. Reimbursements by a Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board of Trustees, provided that no rate approved by the Board of Trustees for any Fund may exceed the annual rate of 0.04% of the average daily net asset value of shares of such Fund. For purposes of determining the reimbursements payable under the Distribution Plan, the NAV of the outstanding Retirement Class shares of a Fund are computed in accordance with the Declaration of Trust.

    The Distribution Plan was approved by the shareholders of the TIAA-CREF Institutional Mutual Funds. The Distribution Plan has also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the TIAA-CREF Institutional Mutual Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Distribution Plan.

    Pursuant to the Distribution Plan, at least quarterly, TPIS provides the TIAA-CREF Institutional Mutual Funds with a written report of the amounts expended under the Distribution Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.


    The Distribution Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the Fund's outstanding shares of the Retirement Class in each case on not more than sixty
(60) days' written notice to TPIS; and (c) automatically in the event of assignment. The Distribution Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes of the outstanding shares of the Retirement Class of the TIAA-CREF Institutional Mutual Funds that have voting rights with respect to the Distribution Plan. In addition, the Distribution Plan provides that no material amendment to the Distribution Plan will, in any event, be effective unless it is approved by a majority vote of both the trustees and the Independent Trustees of the TIAA-CREF Institutional Mutual Funds. The holders of Retirement Class shares have exclusive voting rights with respect to the Distribution Plan applicable to the Retirement Class shares. In adopting the Distribution Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the holders of the Retirement Class shares of each Fund.


    Amounts paid to TPIS by the Retirement Class will not be used to pay the expenses incurred with respect to any other class of shares of the TIAA-CREF Institutional Mutual Funds; provided, however, that expenses attributable to the TIAA-CREF Institutional Mutual Funds as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars or average daily net assets of each such class, as may be approved from time to time.

INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DBTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the TIAA-CREF Institutional Mutual Funds could possibly be subject to personal liability.

    To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its trustees, (ii) provides for the indemnification out of property of the TIAA-CREF Institutional Mutual Funds of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-21

Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a TIAA-CREF Institutional Mutual Funds shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration of Trust further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration of Trust does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Under the Declaration of Trust, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds.

    Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable Fund).

ADDITIONAL FUNDS OR CLASSES

Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically "series" of shares) or "classes" of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing twenty-three Funds. As of the date of this SAI, the trustees do not have any plan to establish another Fund or class.

DIVIDENDS AND DISTRIBUTIONS

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

    Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security's fair value.

    Values for money market instruments (other than those in the Money Market
Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

    All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

B-22 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

    The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

    For example, when a Fund writes a call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

    A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

    Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

TAX STATUS
The following is a brief summary of some of the principal U.S. federal income, and certain state and local, tax considerations pertaining to investments in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, dealers in securities, pension plans and trusts, and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this SAI, which are subject to change.

    Although TIAA-CREF Institutional Mutual Funds is organized as a Delaware business trust, neither TIAA-CREF Institutional Mutual Funds nor the Funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a "regulated investment company" (a "RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each Fund so qualifies and distributes all its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.


    Each Fund qualifies as a RIC under Subchapter M of the Code and intends to continue to so qualify. In general, for a Fund to qualify as a RIC for a taxable year: (a) at least 90 percent of the gross income of the Fund for the year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; and (b) the Fund must diversify its assets so that, at the close of each quarter of the year, (i) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and (ii) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.


    If, for any taxable year, a Fund should not qualify as a RIC under the Code:
(a) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders; and (b) that Fund's distributions to the extent made out of its current or accumulated "earnings and profits" would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends).

    If a Fund qualifies as a RIC for a taxable year and distributes to its shareholders at least 90 percent of its "investment company taxable income"

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-23

(which is defined in the Code generally as ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss), then the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income and "net capital gain" (which the Code defines as the excess of realized net long-term capital gain over realized net short-term capital loss) it distributes (or is treated as having distributed) to its shareholders.

    For every calendar year, a Fund must declare and distribute dividends equal in amount to at least the sum of (a) 98 percent of its ordinary income (as of the twelve months ending December 31), (b) 98 percent of its capital gain net income (as of the twelve months ending October 31), and (c) any income realized, but not distributed, in prior years, in order to avoid a 4-percent nondeductible federal excise tax. Each Fund intends to make the required distributions, but cannot guarantee that it will do so.

    Generally, dividends from a Fund are taxable to shareholders in the year in which they are received; however, dividends declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on the prior December 31.

    Distributions by a Fund (whether paid in cash or reinvested in additional shares) generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of investment company taxable income will be taxable as ordinary income to U.S. shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of net capital gains properly designated as "capital gain dividends" will be taxable to U.S. shareholders as long-term capital gains regardless of the shareholder's holding period for his, her or its shares. Distributions in excess of a Fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such shareholder.


    For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At September 30, 2002 the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund and the Social Choice Equity Fund had capital loss carryovers of approximately $21,853,458, $4,710,132, $14,492,237 and $63,024, respectively, which will begin to expire in 2009. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.


    Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-U.S. dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90 percent of its annual gross income.

    If a Fund acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount (including certain "payment-in-kind" instruments ("PIKs"), zero coupon securities or deferred interest securities), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in a Fund's investment company taxable income for the year of accrual and may have to be distributed to the shareholders in order to satisfy the 90-percent distribution requirement even though the Fund has not received any cash representing such income. As a result, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or it may have to leverage itself by borrowing the cash, to satisfy this distribution requirement.

    Adjustments for inflation to the principal amounts of inflation-indexed securities held by the Inflation-Linked Bond Fund may give rise to original issue discount, with the aforementioned consequences. Under certain circumstances, if the Inflation-Linked Bond Fund has paid dividends during a taxable year, subsequent adjustments for deflation to the principal amounts of such securities in that year may cause such dividends to be characterized as returns of capital to the shareholders, rather than dividends, for tax purposes.

    If a Fund were to acquire or invest in certain options, futures, or forward contracts, it may be required to report income from such investments on a mark-to-market basis, which could result in a Fund recognizing unrealized gains and losses for federal income tax purposes even though it may not realize such gains and losses when it ultimately disposes of such investments. The Fund could also be required to treat such gains and losses as 60 percent long-term capital gain or loss and 40 percent short-term capital gain or loss regardless of its holding period for the investments. In addition, if a Fund were to engage in certain hedging transactions, including hedging transactions in options, future contracts or straddles, or other similar transactions, it would be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate the recognition of income or loss to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules (a) could affect the character, amount and timing of distributions to shareholders of a Fund, and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90-percent distribution requirement and the excise tax avoidance requirements described above. TIAA-CREF Institutional Mutual Funds seeks to monitor transactions of each Fund, to make the appropriate tax elections on behalf of each Fund, and to make the appropriate entries in each Fund's books and records when the Fund acquires any option, futures or forward contract or hedged investment to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

    At the time a shareholder purchases shares of a Fund, such Fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to the shareholder of such amounts, although constituting a return of his, her or its investment, generally would be taxable as either ordinary income or capital gain.

    Investors may recognize taxable gain or loss if they sell or exchange their shares in a Fund. The amount of the gain or loss will be measured by the difference between an investor's adjusted tax basis in the shares sold or exchanged and the amount of the proceeds received in exchange therefor. Any gain or loss arising from or, in the case of distributions in excess of earnings and profits, treated as arising from the sale or exchange of such shares generally will be a capital gain or loss, provided the investor held the shares as a capital asset at the time of sale or exchange. This capital gain or loss normally will be treated as a long-term capital gain or loss, if an investor has held the shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the

B-24 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds sale or exchange of shares held for six months or less generally will be treated as a long-term capital loss to the extent of any prior capital gain distribution with respect to such shares, and for this purpose special rules in the Code generally apply in determining the holding period of such shares. In addition, all or a portion of any loss realized upon a taxable disposition of a Fund's shares may be disallowed if other shares of that Fund are purchased (including through a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20 percent (10 percent to individuals who are in the 10-percent or 15-percent tax bracket) on their net capital gains, including a long-term capital gain derived from an investment in the shares of a Fund. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35-percent rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (I.E., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years and carry forward any excess losses for five years.

    A Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each taxable year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local or foreign taxes depending on a shareholder's particular situation.

    For corporate investors, a portion of the ordinary income dividends paid by a Fund may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends made by the Funds are not eligible for the corporate dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). A Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

    Income received by any Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50 percent of the value of a Fund's total assets at the close of its taxable year consists of securities issued by foreign corporations or foreign governments, the Fund may file an election with the IRS to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Only the International Equity Fund and the International Equity Index Fund are expected to be eligible to make this election, and TIAA-CREF Institutional Mutual Funds anticipates that both of those Funds will make the election if available. If a Fund makes this election, shareholders will be required to include in gross income their pro rata share of foreign taxes paid by the Fund even though they do not actually receive a distribution of such amounts; however, such shareholders will generally be entitled to either deduct their pro rata share of foreign taxes paid in computing their taxable income or claim a foreign tax credit against their federal income tax liability, if any. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain additional limitations may apply that could limit the extent to which the foreign tax credit or deductions may be claimed.

    Each shareholder will be notified within 60 days after the close of each taxable year of a Fund if that Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share of (a) the foreign taxes paid, and (b) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as qualified retirement plans, will not benefit from any such "pass through" of foreign tax deductions or credits.

    Certain of the Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). In general, a PFIC is a foreign corporation that meets either of the following tests: (a) at least 75 percent of its gross income is passive; or (b) an average of at least 50 percent of its assets produce, or are held for the production of, passive income. If a Fund holds stock in a PFIC, such Fund may be required to pay federal income tax on a portion of any "excess distribution" received with respect to such PFIC stock or any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. Shareholders will not be entitled to deduct any portion of the taxes or interest paid by a Fund with respect to its PFIC income. Certain elections, if available, may ameliorate these adverse tax consequences, but any such elections will require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash and may limit a Fund's ability to make these elections. TIAA-CREF Institutional Mutual Funds may limit and/or manage the Funds' investments in PFICs to minimize their tax liability or maximize their return from these investments.


    A Fund may be required to withhold U.S. federal income tax at a rate of 30 percent ("backup withholding") from all taxable distributions during 2003 (which may include ordinary income dividends, capital gains distributions, and share redemption proceeds) payable to (a) any shareholder who fails to furnish to the Fund (either on the application form or on a separate IRS Form W-9) its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (b) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. This amount decreases to 29% for amounts paid during 2004 and 2005. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and may be credited against a taxpayer's regular federal income tax liability, if any, or may be refunded if the appropriate information is supplied to the IRS.


    The foregoing discussion does not address the special tax rules applicable to non-U.S. persons. Each shareholder who is not a U.S. person should

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-25 carefully consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or lower applicable treaty rate) on Fund distributions treated as ordinary dividends. Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.

    Shares held in accounts under Code section 401(a) plans (including 401(k) and Keogh plans), section 403(b) or 457 plans, and IRAs are subject to special tax treatment. The federal income tax on earnings in those accounts is deferred, and there may be restrictions on the amounts that can be contributed each year. Distributions from such accounts may be subject to ordinary income taxation in the year of distribution, and investors in these accounts may have to pay a penalty for early withdrawals. Shareholders should consult their tax advisers, the plan administrator or Services for more information.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

    Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.


    Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board of Trustees for the placing of orders with the brokers providing such services. During the fiscal year ending September 30, 2002, no brokerage commissions were paid as a result of any such allocation.


    Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds. Research or services obtained for TIAA-CREF Institutional Mutual Funds also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Institutional Mutual Funds.

    The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2000 was as follows:

  FUND                                      COMMISSIONS
----------------------------------------------------------
  Growth Equity Fund                        $ 51,051
----------------------------------------------------------
  Growth & Income Fund                      $ 24,755
----------------------------------------------------------
  International Equity Fund                 $261,018
----------------------------------------------------------
  Equity Index Fund                         $ 12,302
----------------------------------------------------------
  Social Choice Equity Fund                  $ 1,731
----------------------------------------------------------

    The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2001 was as follows:

  FUND                                      COMMISSIONS
----------------------------------------------------------
  Growth Equity Fund                        $ 85,288
----------------------------------------------------------
  Growth & Income Fund                      $153,025
----------------------------------------------------------
  International Equity Fund                 $334,415
----------------------------------------------------------
  Equity Index Fund                         $ 20,915
----------------------------------------------------------
  Social Choice Equity Fund                  $ 2,004
----------------------------------------------------------


    The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2002 was as follows:

  FUND                                      COMMISSIONS
----------------------------------------------------------
  Growth Equity Fund                         $222,257
----------------------------------------------------------
  Growth & Income Fund                       $786,562
----------------------------------------------------------
  International Equity Fund                  $326,671
----------------------------------------------------------
  Equity Index Fund                          $132,277
----------------------------------------------------------
  Social Choice Equity Fund                  $  7,483
----------------------------------------------------------
  Large-Cap Value Fund                       $  4,554
----------------------------------------------------------
  Mid-Cap Growth Fund                        $  1,841
----------------------------------------------------------
  Mid-Cap Value Fund                         $  2,160
----------------------------------------------------------
  Small-Cap Equity Fund                      $ 21,473
----------------------------------------------------------
  Large-Cap Growth Index Fund                $ 20,521
----------------------------------------------------------
  Large-Cap Value Index Fund                 $ 20,577
----------------------------------------------------------
  S&P 500 Index Fund                         $ 14,309
----------------------------------------------------------
  Mid-Cap Growth Index Fund                  $ 10,430
----------------------------------------------------------
  Mid-Cap Value Index Fund                   $ 10,108
----------------------------------------------------------
  Mid-Cap Blend Index Fund                   $ 11,605
----------------------------------------------------------
  Small-Cap Growth Index Fund                $ 40,749
----------------------------------------------------------
  Small-Cap Value Index Fund                 $ 39,179
----------------------------------------------------------
  Small-Cap Blend Index Fund                 $ 36,147
----------------------------------------------------------
  International Equity Index Fund            $  5,337
----------------------------------------------------------
  Real Estate Securities Fund                $ 39,370
----------------------------------------------------------

    During the fiscal year ending September 30, 2002, certain of the Funds acquired securities of certain regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities are set forth below:


B-26 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID


                                                                                                                   HOLDINGS
  FUND                        BROKER                                   PARENT                                      (US$)
-------------------------------------------------------------------------------------------------------------------------------
  Growth Equity Fund          Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  792,360
                              Salomon Smith Barney, Inc.               Citigroup, Inc.                             $3,343,453
-------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund        Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  546,596
                              Morgan Stanley & Co., Inc.               Morgan Stanley                              $1,151,818
                              Salomon Smith Barney, Inc.               Citigroup, Inc.                             $7,054,535
                              J.P. Morgan Securities, Inc.             J.P. Morgan Chase & Co.                     $1,204,840
                              Merrill Lynch, Pierce, Fenner & Smith    Merrill Lynch & Co., Inc.                   $1,018,155
-------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund   UBS Warburg                              UBS AG.                                     $1,856,143
                              CS First Boston Corp.                    Credit Suisse Group                         $1,478,114
                              Deutsche Banc Alex Brown, Inc.           Deutsche Bank AG.                           $  781,551
                              Nomura Securities International, Inc.    Nomura Holdings, Inc.                       $  385,082
-------------------------------------------------------------------------------------------------------------------------------
  Equity Index Fund           Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  820,423
                              Instinet Corp.                           Instinet Group, Inc.                        $    6,051
-------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund   Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  145,266
                              Instinet Corp.                           Instinet Group, Inc.                        $    4,030
-------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Index Fund  Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  231,105
-------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index Fund          Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  178,281
-------------------------------------------------------------------------------------------------------------------------------

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

                                                                                                                   HOLDINGS
  FUND                        BROKER                                   PARENT                                      (US$)
-------------------------------------------------------------------------------------------------------------------------------
  Growth Equity Fund          Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  792,360
                              Salomon Smith Barney, Inc.               Citigroup, Inc.                             $3,343,453
-------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund        Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  546,596
                              Morgan Stanley & Co., Inc.               Morgan Stanley                              $1,151,818
                              Salomon Smith Barney, Inc.               Citigroup, Inc.                             $7,054,535
                              J.P. Morgan Securities, Inc.             J.P. Morgan Chase & Co.                     $1,204,840
                              Merrill Lynch, Pierce, Fenner & Smith    Merrill Lynch & Co., Inc.                   $1,018,155
                              Bear, Stearns & Co., Inc.                Bear Stearns Companies, Inc.                $  305,688
-------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund   UBS Warburg                              UBS AG.                                     $1,856,143
                              CS First Boston Corp.                    Credit Suisse Group                         $1,478,114
                              Deutsche Banc Alex Brown, Inc.           Deutsche Bank AG.                           $  781,551
                              Nomura Securities International, Inc.    Nomura Holdings, Inc.                       $  385,082
-------------------------------------------------------------------------------------------------------------------------------
  Equity Index Fund           Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  820,423
                              Instinet Corp.                           Instinet Group, Inc.                        $    6,051
                              Knight Securities, Inc.                  Knight Trading Group, Inc.                  $   17,813
-------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund   Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  145,266
                              Instinet Corp.                           Instinet Group, Inc.                        $    4,030
-------------------------------------------------------------------------------------------------------------------------------
  Bond Fund                   Chase Securities                         J.P. Morgan Chase & Co.                     $1,151,940
                              Salomon Smith Barney                     Citigroup, Inc.                             $4,017,886
                              Credit Suisse First Boston               Credit Suisse Group                         $2,632,596
                              BancAmerica Robertson Stephens           Bank of America Corp.                       $5,074,180
-------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Index Fund  Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  231,105
-------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index Fund          Spear, Leeds & Kellogg                   Goldman Sachs Group, Inc.                   $  178,281
-------------------------------------------------------------------------------------------------------------------------------

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-27

CALCULATION OF PERFORMANCE DATA

We may quote a Fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A Fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a Fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        P (1 + T)n = ERV
where:  P    = a hypothetical initial investment of $1,000
        T    = average annual total return
        n    = number of years
        ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof)

    How the above return is calculated:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the Fund are reinvested at the price stated in the Prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a Fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formula:

        P (1 + T)n = ATVD

where:  P    = a hypothetical initial investment of $1,000
        T    = average annual total return (after taxes on distributions)
        n    = number of years
        ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

    How the above return is calculated:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares.

4. Calculate the taxes due on any distributions by the Fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus. Assume that the redemption has no tax consequences.

B-28 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a Fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formula:

        P (1 + T)n = ATVDR

where:  P      =  a hypothetical initial investment of $1,000
        T      =  average annual total return (after taxes on distributions and redemption)
        n      =  number of years
        ATVDR  =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

    How the above return is calculated:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the Prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares.

4. Calculate the taxes due on any distributions by the Fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, E.G., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

    (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

    (b) The Fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

    (c) The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

    (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (E.G., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gins of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

    In addition to average annual returns, we may quote a Fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

YIELD CALCULATIONS

ALL FUNDS OTHER THAN THE MONEY MARKET FUND

Yields are computed by dividing the Fund's net investment income for a given 30-day or one-month period, by the average number of Fund shares, dividing this figure by the Fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-29 the 30-day or one-month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the Fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation, as are gains and losses currently from exchange rate fluctuations.

    Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a Fund's financial statements.

    Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, a Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD INFORMATION ABOUT THE MONEY MARKET FUND

Yield quotations for the Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of Net Asset Value). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

    The effective yield of the Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

         Effective Yield = (Base Period Return + 1)365/7 - 1

    The Money Market Fund's yield fluctuates, unlike many bank deposits or other investments that pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

TOTAL RETURNS


Set forth below is the average annual total return information (before and after taxes) for each of the Institutional Class shares of the Funds for the time periods shown below (certain of the Funds, and the Retirement Class and Retail Class, were introduced in 2002 and do not have performance history for the time periods shown below) and the yield quotations for the Bond Fund and the Money Market Fund, which reflects all expense deductions from Fund assets, applied to a hypothetical investment of $1,000 in each Fund:


GROWTH EQUITY FUND (INSTITUTIONAL CLASS)


                                       1 YEAR           SINCE INCEPTION
                                 (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                 SEPTEMBER 30, 2002)   SEPTEMBER 30, 2002)
-------------------------------------------------------------------------------
  Return Before Taxes                  (24.44)%            (20.36)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions  (24.54)%            (20.55)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions
  and Sale of Fund Shares              (14.98)%            (15.27)%
-------------------------------------------------------------------------------


GROWTH & INCOME FUND (INSTITUTIONAL CLASS)


                                       1 YEAR           SINCE INCEPTION
                                 (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                 SEPTEMBER 30, 2002)   SEPTEMBER 30, 2002)
-------------------------------------------------------------------------------
  Return Before Taxes                  (21.51)%            (13.85)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions  (21.85)%            (14.31)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions
  and Sale of Fund Shares              (13.17)%            (10.76)%
-------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND (INSTITUTIONAL CLASS)


                                       1 YEAR           SINCE INCEPTION
                                 (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                 SEPTEMBER 30, 2002)   SEPTEMBER 30, 2002)
-------------------------------------------------------------------------------
  Return Before Taxes                  (14.28)%            (8.94)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions  (14.53)%            (9.48)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions
  and Sale of Fund Shares               (8.65)%            (7.04)%
-------------------------------------------------------------------------------


EQUITY INDEX FUND (INSTITUTIONAL CLASS)


                                       1 YEAR           SINCE INCEPTION
                                 (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                 SEPTEMBER 30, 2002)   SEPTEMBER 30, 2002)
-------------------------------------------------------------------------------
  Return Before Taxes                  (19.04)%            (12.72)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions  (19.26)%            (13.05)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions
  and Sale of Fund Shares              (11.64)%             (9.91)%
-------------------------------------------------------------------------------


SOCIAL CHOICE EQUITY FUND (INSTITUTIONAL CLASS)


                                       1 YEAR           SINCE INCEPTION
                                 (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                 SEPTEMBER 30, 2002)   SEPTEMBER 30, 2002)
-------------------------------------------------------------------------------
  Return Before Taxes                  (19.34)%            (12.97)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions  (19.67)%            (13.43)%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions
  and Sale of Fund Shares              (11.81)%            (10.15)%
-------------------------------------------------------------------------------


BOND FUND (INSTITUTIONAL CLASS)


                                       1 YEAR           SINCE INCEPTION
                                 (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                 SEPTEMBER 30, 2002)   SEPTEMBER 30, 2002)
-------------------------------------------------------------------------------
  Return Before Taxes                  8.52%               9.01%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions  5.70%               6.22%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions
  and Sale of Fund Shares              5.13%               5.81%
-------------------------------------------------------------------------------
  PERIOD                                                   YIELD
-------------------------------------------------------------------------------
  30 day period ending                                     4.53%
  September 30, 2002
-------------------------------------------------------------------------------


B-30 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

MONEY MARKET FUND (INSTITUTIONAL CLASS)


                                       1 YEAR           SINCE INCEPTION
                                 (OCTOBER 1, 2001 -     (JULY 1, 1999 -
                                 SEPTEMBER 30, 2002)   SEPTEMBER 30, 2002)
-------------------------------------------------------------------------------
  Return Before Taxes                  1.89%                 4.45%
-------------------------------------------------------------------------------
                                     CURRENT               EFFECTIVE
  PERIOD                              YIELD                  YIELD
-------------------------------------------------------------------------------
  7 day period ending                  1.68%                 1.70%
  September 30, 2002
-------------------------------------------------------------------------------


PERFORMANCE COMPARISONS

Performance information for the Funds may be compared in advertisements, sales literature, and reports to shareholders to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) the Morgan Stanley Capital International ("MSCI") global market indices, including the EAFE(R) (Europe, Australasia, Far East) Index, the EAFE+Canada Index and the International Perspective Index and Morgan Stanley REIT Index, (14) Kinder, Lydenberg, Domini & Co., Inc's Broad Market Social Index, (15) Salomon Smith Barney Inflation-Linked Bond Index, (16) Lehman Brothers Aggregate Bond Index,
(17) iMoneyNet Fund Report Average--All Taxable, and (18) NAREIT Equity REIT Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

  The performance of each of the Funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the Fund and that certain formula calculations (E.G., yield) may differ from index to index. In addition, there can be no assurance that any of the Funds will continue its performance as compared to such indices.

  We may also advertise ratings or rankings the Funds receive from various rating services and organizations, including but not limited to any organization listed above.

ILLUSTRATING COMPOUNDING

We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a Fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

NET ASSET VALUE

Charts and graphs using a Fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund (I.E., assuming reinvestment) and reflects all elements of its return. Unless otherwise indicated, a Fund's adjusted NAVs are not adjusted for sales charges, if any. Currently there are no sales charges.

MOVING AVERAGES

We may illustrate a Fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

FUND STATISTICS

Investors may be provided with a sampling of a Fund's statistics, representing aspects of such Fund's performance and portfolio composition.

ACCOUNT PERFORMANCE

We may also discuss in our sales materials factors that impacted the performance of the TIAA-CREF Institutional Mutual Funds as well as each Fund's specific holdings.

ECONOMIC CONDITIONS

We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities, including the potential benefits of diversification during volatile markets and for those nearing or in retirement.

VOTING RIGHTS

We do not plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who cannot attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the Funds.

LEGAL MATTERS

All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of the TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.

EXPERTS

The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

CONSIDERATIONS CONCERNING THE FUNDS

TIAA-CREF Institutional Mutual Funds is part of the TIAA-CREF family of companies. TIAA, founded in 1918, is a stock life insurance company. Its companion organization, CREF, founded in 1952, is a non-profit corporation registered with the SEC as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the U.S. based on assets under management.

CLASSES OF MUTUAL FUNDS

There are generally three classes of fund shares: Retirement Class, Institutional Class, and Retail Class, although each class may not be offered

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-31 in every Fund. Each class is designed for use by different groups or individuals for different purposes. In some cases, an individual investor with more than one investment goal may use a Retail Class Fund for one purpose and the Retirement Class of the same Fund for another. Portfolio management is the same among all classes within a Fund. However, certain services with varying expense charges may differ among classes. The result is that net investment performance will vary from class to class to the extent of those different expense charges. For example, the Institutional Class shares charge lower expenses than other classes because the Institutional Class shares do not bear the transfer agency and shareholder servicing expenses that other classes incur. In addition, Institutional Class shares are generally offered through intermediaries, who may charge additional expenses directly to the individuals who invest through these intermediaries.

  Prospective investors considering an investment in one or more Funds should consider the differences between the share classes available to them and alternative investments. If more than one share class is available to you, you should consider the differences between the available classes as explained in this statement of additional information and in the prospectuses for the respective classes.

  Retirement Class shares of certain Funds may be offered in addition to TIAA's and CREF's fixed and variable annuity accounts under a retirement plan. Please contact your retirement plan administrator, other fiduciary or Services to learn which of these Funds are offered under your plan, or for more information.

  Tax treatment is another factor that may differ for certain investors among the three classes. Because Funds in the Retirement Class are offered through tax-deferred retirement plans, IRAs and Keogh plans, these Funds have the same basic tax deferral advantages as variable annuities offered through such a plan or account. Similarly, Funds in the Retail or Institutional Classes that are offered under an IRA, custodial account, 529 college savings plan, or other tax-deferred product have the tax deferral advantages for which the investor qualifies by virtue of the "wrapper" or type of investment product or account through which the Fund is offered. On the other hand, after-tax investors in Funds in the Retail and Institutional Fund Classes are currently subject to taxes on capital gains and dividend distributions, depending on their particular circumstances. Please see "TAXES" in the prospectus and "TAX STATUS" in this Statement of Additional Information for additional disclosure about the tax consequences of your investment or consult your tax advisor for additional information.

EQUITY INVESTMENTS


Equity investments can serve a valuable purpose, particularly for retirement plan participants and other investors with long time horizons, although they generally present more risk and volatility than fixed-income investments and money market instruments. Generally, returns of broad domestic stock market indices have outperformed other asset classes, such as fixed-income investments and money market instruments. For example, data prepared by Ibbotson, Inc. indicate that from 1926 to the end of 2002, average annual returns were: 10.20% for the S&P 500, 5.90% for Long-term Corporate Bonds, 5.45% for Long-Term Government Bonds, and 3.79% for U.S. 30-Day T-Bills.*


    TIAA-CREF Institutional Mutual Funds' equity options enable investors to fine-tune their portfolios to suit specific investment objectives, risk-tolerance levels and preferences. The Funds encompass a range of investment methods, markets and types of securities. Some Funds are broadly diversified; others focus on a particular investment method, type of stock, or part of the world.

EQUITY INVESTMENT STYLES:

o SMALL-, MID- AND LARGE-CAP FUNDS--Cap (Capitalization) is the total market value of a company's outstanding stock, I.E., the number of outstanding shares multiplied by the current share price. In general, "small-cap" stocks issued by smaller companies often are associated with new enterprises and emerging markets. "Large-cap" companies tend to be larger, more established firms. Large-cap stock Funds tend to be less volatile than small- or medium cap Funds, although each type of Equity Fund can carry considerable risk. The specific capitalization levels of securities held by the TIAA-CREF Institutional Mutual Funds small-, mid-, and large-cap Funds generally are defined according to their respective benchmarks.

o GROWTH FUNDS invest in stocks that are issued by companies that typically have exhibited faster-than-average gains in earnings in recent years and are expected to continue to show high levels of profit growth. Because growth stocks often are viewed as having higher price/earnings ratios than other stocks, growth funds tend to be higher risk investments. Growth stocks might be appropriate for investors who can tolerate greater risk and fluctuation in the value of their investment in exchange for the potential for higher returns over time.

o GROWTH AND INCOME FUNDS invest in the securities of companies that appear to offer potential for capital appreciation, but that typically also have a record of consistent dividend payments.

o VALUE FUNDS invest in stocks that are considered to be trading at less than their potential value based on factors such as price-to-book and price-to-earnings ratios. A stock's price-to-book ratio--which relates a stock's current price to the book value of the company--is a tool analysts use to determine whether a stock is undervalued or overvalued. A stock's price-to-earnings ratio--its current price divided by its earnings per share--provides a measure of the price a stockholder is paying for a company's earning power. Historically, value stocks have comparatively low price-to-earnings and price-to-book ratios, and forecasted lower growth rates than growth stocks. Value stocks may be appropriate for investors who believe stocks with these characteristics may offer superior long-term opportunity for capital appreciation or for regular dividend income.

o BLEND FUNDS include both value and growth stocks. These Funds are appropriate for people who want a more diversified stock portfolio than would be obtained from value or growth funds individually, or who want a stock portfolio to focus on other factors, such as capitalization or geography.

o INTERNATIONAL FUNDS invest in stocks traded on foreign markets. GLOBAL FUNDS invest in stocks from around the world, including the U.S. Overseas investing may be appropriate for investors who believe foreign economies and markets offer investment opportunities or who want to add diversification to a domestic equities portfolio. During the past twenty years, adding international investments to a domestic portfolio has typically reduced the overall volatility of the portfolio. During some periods international investments perform better than domestic investments; in other periods the reverse has occurred.


----------
* These returns are for illustrative purposes only and do not reflect TIAA-CREF performance or the returns that various kinds of investments may earn in the future. Stocks represent shares of ownership in a corporation and bonds are debt obligations. The value of both will fluctuate with market conditions. Treasury bills and government bonds are insured as to timely payment of principal and interest by the U.S. Government, unlike stocks and corporate bonds. T-bills are short-term money market instruments. Past performance does not guarantee future returns. Source: Stocks, Bonds, Bills and Inflation(R) 2000 Yearbook, (C) 2000 Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.


B-32 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

EQUITY INVESTMENT STRATEGIES:

Equity portfolios of the TIAA-CREF Institutional Mutual Funds use the following investment strategies:

o ACTIVE INVESTING employs the skills of expert researchers and analysts to identify individual stocks based on their growth potential and relative value in the market.

o INDEXED investing involves purchasing stocks that reflect the investment characteristics of the relevant Fund's benchmark index.

o QUANTITATIVE investing involves use of a proprietary mathematical model to evaluate and score a broad universe of stocks in which the Fund invests.


o THE DUAL INVESTMENT MANAGEMENT STRATEGY(R) is an innovative, low-cost investment approach developed by TIAA-CREF that integrates active and quantitative techniques to seek higher incremental returns than a Fund's benchmark index, while attempting to maintain a risk profile similar to the index.


FIXED INCOME INVESTMENTS

    BOND FUNDS may be appropriate for investors who want to diversify their investment holdings beyond equity securities to create a portfolio with less volatility than that of a stock portfolio, for those who seek income in excess of the current level of corporate dividends and distributions, and for those who think that bonds and other fixed-income securities are a good investment for long-term goals. It is expected that the Bond Fund's total return will be relatively stable in comparison with equity returns when interest rates are stable. Bond funds are expected to experience variability when interest rates rise or fall.

    INFLATION-LINKED BOND FUNDS may be appropriate for investors who want their investments to keep pace with inflation by a relatively predictable margin. These investments can serve as a useful tool for diversifying assets, since the performance of the Fund's underlying investments may not directly correlate with movements in equity securities and conventional bonds. The threat of inflation is of particular concern to retirees who may have limited sources of income, leaving them particularly vulnerable if the cost of living rises sharply.

    MONEY MARKET FUNDS may be appropriate for investors who are risk averse or who have short investment time horizons. It is also appropriate for those who seek to keep up with inflation but are not looking for a higher real rate of return (I.E., returns greater than inflation). The Money Market Fund may help diversify a portfolio holding stock and bond funds.

TIAA-CREF'S INVESTMENT EXPERTISE


The TIAA-CREF Institutional Mutual Funds are managed by the same professionals responsible for the TIAA-CREF group of companies' variable annuity accounts. TIAA-CREF has been investing in equities since CREF was formed in 1952. The TIAA-CREF group of companies' variable annuity equity accounts had a total of over $114 billion in assets under management as of the end of 2002. TIAA-CREF Mutual Funds equity portfolios had over $7 billion in assets under management as of the end of 2002. TIAA-CREF was one of the first financial service organizations to invest defined contribution retirement plan assets in foreign securities.

     TIAA-CREF has been investing in fixed-income securities since TIAA was founded in 1918. TIAA began investing in real estate in 1947. The TIAA-CREF group of companies' variable annuity fixed-income and money market accounts had a total of over $17.7 billion in assets under management as of the end of 2002, and the TIAA General Account, which supports the TIAA Traditional (fixed) Annuity had over $97 billion in fixed-income and money market investments as of the end of 2002. The TIAA Real Estate variable annuity account had approximately $3.7 billion in assets under management, and real estate and mortgage investments in the TIAA General Account totaled over $29.6 billion as of the end of 2002.


    Given the broad scope of the TIAA-CREF Group of Companies' equity, fixed-income and real estate investments, we have extensive investment experience with all of these types of asset classes. All of the TIAA-CREF Group of Companies' variable annuity accounts and mutual funds are managed in-house, which enables us to control costs and maintain a consistent approach over time. Expense levels for the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Group of Companies' variable annuity investments are among the lowest in the insurance and mutual fund industries, based on Standard and Poor's Insurance Rating Analysis, 2002, and quarterly reports from Lipper Analytical Services, Inc., Lipper Directors' Analytical Data, 2002.

DECIDING WHICH FUNDS TO USE

TIAA-CREF is able to help investors understand the different Funds and investment methods employed by the Funds and assist investors to integrate these Funds into a diversified portfolio that corresponds with the investor's goals, risk-tolerance and overall financial situation. We also offer interactive tools to help people select products and investments through our Web Center and phone centers. When deciding how to invest in mutual funds, it is important for investors to determine their investment goals so they can choose the mutual fund(s) whose objective closely matches their goals. They should also determine their time horizon (I.E., the period of time they plan to keep money invested in the fund). Time horizon affects how much risk an investor may be willing to take. Risk tolerance in turn affects asset allocation decisions. For example, an aggressive investor who is willing to accept a high level of risk in return for potentially greater returns over the long term probably would invest more heavily in equity funds. A less aggressive investor seeking to preserve the current value of an investment and avoid losses of principal might invest more heavily in non-equity funds.

    The Funds (which, depending on the terms of your retirement plan, may be used in combination with fixed and variable annuities) are designed to provide additional investment options for investors who want to diversify their accumulations, or who want to focus on certain markets or management styles. Most experts recommend diversification as a good strategy for investing, both because a diversified portfolio can help offset the volatility of specific markets and because it may permit the investor to benefit from the potential for growth in several different types of investments. (Diversification, however, does not guarantee positive investment returns or a better result.) Studies of past performance suggest that the diversification (that is, the spreading) of assets among several broad asset classes has a greater impact overall on long-term returns than the choice of specific funds or accounts within those asset classes. Statistics on fixed-income securities compiled by Ibbotson Associates, Inc. confirm that, historically, fixed-income securities have experienced less volatility than common stocks and greater returns than money market instruments. However, these relationships may vary based on market conditions, time horizons, or other factors. Fluctuations in interest rates can have a significant effect on the Bond and Inflation-Linked Bond Funds' performance. Furthermore, although past performance is no guarantee of future results, equity securities have outperformed fixed-income securities over the long term. With retirement investments, many experts recommend that investors take a long-term view.

    The Funds represent a variety of equity, fixed-income, money market and asset allocation portfolios. Within the equity category, the Funds provide varying levels of exposure to domestic, foreign, growth-oriented, value-oriented, market capitalization-specific, and industry-specific securities. In general, securities of foreign issuers and securities denominated in foreign currencies are more risky than securities of U.S. issuers. Smaller market capitaliza-

           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-33 tion securities are more risky than larger market capitalization securities. Funds that concentrate investments in one or just a few industries are more risky than Funds that diversify their investments across many industries. Within the fixed-income category, securities with longer maturities are generally more risky than those with shorter maturities, and securities with lower credit ratings are generally more risky than those with higher ratings. Money market securities are generally the safest asset class in which the Funds invest. The asset allocation Funds vary their exposure to equities, fixed-income and money market securities. As a result, the risk profile of these Funds depends on the amount invested in each asset class and the types of securities within each class held by the Fund. Nonetheless, we cannot guarantee that the general risk characteristics described here will persist through all market cycles and you can lose money by investing in any of the Funds.


    The list below groups the Funds within asset classes. The asset classes are arranged in order of relative risk, with the Money Market asset class entailing the least amount of risk and the Equity asset class entailing the most amount of risk. The relative risk levels of the Funds are based on each Fund's benchmark index, as measured using the standard deviation of each Fund's benchmark index. The standard deviation is calculated from the historical average annual returns of each Fund's benchmark index, over the periods, as follows: for Funds in the Equity asset class, from 1926 to 2002; for Funds in the Real Estate asset class, from 1992 to 2002; for Funds in the Fixed-Income and Money Market asset classes (excluding Inflation-Linked Bonds), from 1989 to 2002; and for Inflation-Linked Bonds, from 1997 to 2002. Generally, when we believe the risk levels within an asset class are not easily distinguishable, the Funds are listed in each class in alphabetical order. We may use this information in advertisements, sales literature, and reports to shareholders when comparing and contrasting the Funds' risk levels to those reported by other fund groups and to various indices and averages.


MONEY MARKET ASSET CLASS
    Money Market Fund
FIXED INCOME ASSET CLASS
    Bond Fund
    Inflation-Linked Bond Fund
REAL ESTATE ASSET CLASS
    Real Estate Securities Fund
EQUITY ASSET CLASS
    Equity Index Fund
    Growth & Income Fund
    Growth Equity Fund
    International Equity Fund
    International Equity Index Fund
    Large-Cap Growth Index Fund
    Large-Cap Value Fund
    Large-Cap Value Index Fund
    Mid-Cap Blend Index Fund
    Mid-Cap Growth Fund
    Mid-Cap Growth Index Fund
    Mid-Cap Value Fund
    Mid-Cap Value Index Fund
    S&P 500 Index Fund
    Small-Cap Blend Index Fund
    Small-Cap Equity Fund
    Small-Cap Growth Index Fund
    Small-Cap Value Index Fund
    Social Choice Equity Fund

CONSIDERATIONS CONCERNING FUNDS IN THE RETIREMENT CLASS

CONSIDERATIONS FOR EMPLOYERS:

Retirement Plans offered by TIAA-CREF are available at over 13,000 education, research, healthcare, cultural, and other nonprofit institutions across the country. Over the past several years, the TIAA-CREF group of companies has launched a number of new investment options that employers should consider adding to their retirement plans. In considering these options, employers should keep in mind that the overwhelming majority of investors and employers view TIAA-CREF very favorably. Ninety-six percent of the investors who responded to a survey conducted in October 2000 by an independent organization expressed overall satisfaction with TIAA-CREF and said that they would recommend TIAA-CREF to a colleague. Ninety-five percent of these investors said that given the choice between TIAA-CREF and other companies, they would choose TIAA-CREF again (61% would definitely choose TIAA-CREF and 34% would probably do so.) Employer satisfaction is evidenced by the fact that, based on the best available data, a majority of the employers with TIAA-CREF retirement plans had not found it necessary to add other funding vehicles to their plans as of January 1, 1999.

    The new demands placed on administrators by new investment options make the support and services received by administrators from the company funding their plans essential. Along with the new options, TIAA-CREF offers employers the pension expertise and high level of services they have come to rely on, and to find new ways to help plan administrators do their jobs in an increasingly complex environment. Services currently provides the following: (1) counseling on retirement plans and planning including recommendations regarding allocation of assets (for administrators, investors and retirees) by professional counselors rather than by commissioned salespeople; (2) services for investors such as annual retirement planners, quarterly transaction reports, newsletters and other publications about retirement planning, pre-retirement seminars, individual counseling, and 24-hour toll-free numbers for investor transactions and inquiries; and (3) services for plan administrators such as the Web Center section for administrators and assistance in plan design and operation, regional offices throughout the country, publications, staff meetings, videos, tax-deferred annuity software to help administrators calculate the maximum amount of salary an investor may tax-defer, and nondiscrimination software to help administrators evaluate their plans.

CONSIDERATIONS FOR RETIREMENT PLAN PARTICIPANTS:


The TIAA-CREF Institutional Mutual Funds and TIAA fixed and CREF variable annuity accounts provide a broad range of choices to assist in building and receiving retirement income. During the retirement plan accumulation phase, the spectrum of choices enables retirement plan participants to balance the relative safety of a fixed annuity with investment options that range in risk level from money market securities to the higher level of growth stocks. During the payout phase, retirement plan participants that hold their retirement proceeds in a TIAA fixed annuity or CREF account can take advantage of over a dozen income options available through fixed and variable annuity contracts, including lifetime annuity income. Those participants with retirement plan holdings in mutual funds may take systematic and lump-sum withdrawals.


    Depending on how an institution chooses to structure its retirement plan, retirement plan participants may now have a wide range of choices for allocating contributions that encompasses many of the Funds described in the Funds' Prospectus, as well as the fixed and variable annuity accounts that have been traditionally offered by TIAA and CREF under retirement plans. Generally, all of the major asset classes appropriate for retirement can be present through the Funds or variable annuity accounts. The TIAA

B-34 STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

Traditional Annuity, which offers guarantees based on TIAA's claims paying ability, provides an additional method for building retirement income.

MUTUAL FUNDS IN RETIREMENT PLANS:

Outside of tax-deferred retirement plans, mutual funds and variable annuities differ markedly in how they are structured. However, when offered under a tax-deferred retirement plan, tax-deferred annuity or IRA, they serve the same basic purpose--they pool investors' assets and invest the money in various portfolios. Neither a mutual fund nor a variable annuity generally guarantees principal; returns fluctuate with market performance. During the investment phase, both mutual funds and variable annuities can receive pre-tax contributions and accumulate earnings on a tax-deferred basis. At retirement, amounts paid out from mutual funds and variable annuities may be then subject to federal and state income taxes, depending on the tax status of the recipient. Although mutual funds do not offer lifetime annuity payments, retirement plan participants can use withdrawals from mutual funds to purchase fixed or variable annuities without incurring taxes on the transaction. (Tax treatment on annuity payments, however, depends on the tax status of the individual receiving such payments.) For tax advice on your particular circumstances, please consult your tax advisor.

RETIREMENT INCOME OPTIONS:

TIAA-CREF can help retirement plan participants use their mutual fund and annuity accumulations to create income plans that suit their goals, lifestyle, and overall financial needs. Over the years, TIAA-CREF has helped millions of people plan for secure and fulfilling retirements. Currently, over 2 million people are building retirement income through TIAA-CREF Retirement and Group Retirement Annuities, and an additional 200,000 people are currently receiving lifetime annuity income from TIAA-CREF.

ADDITIONAL CONSIDERATIONS

Investors considering purchasing Retail Class shares who also can purchase a Teachers Personal Annuity ("PA") or Teachers Personal Annuity Select ("PA Select") should consider the differences between the Retail Class of Fund shares and a PA or PA Select variable annuity contract. With a PA or PA Select contract an investor acquires an annuity contract issued by TIAA or TIAA-CREF Life Insurance Company. These contracts have different fees and charges--and different provisions--than do the Funds. (With funds included in retirement plans, however, some of these differences may not apply.)

    The tax treatment of an investment in Retail Class shares of a Fund is significantly different from that of an investment in a PA or PA Select contract. Generally speaking, in contrast with the tax treatment of Retail Class shares held by individuals described here and in the prospectus, owners of PA or PA Select contracts do not incur any current tax liability during accumulation in connection with either realized or unrealized gains invested in the contract, and funds supporting such contracts do not generate dividends. In addition, cash value in a PA or PA Select contract may generally be transferred among and between available investment options without any current tax consequences. Investments in PA or PA Select contracts, however, have certain disadvantages in comparison with Retail Class shares of the Funds. These include the fact that a withdrawal of cash value from a contract before the owner's age of 59 1/2 may generally be subject to penalty taxes and other restrictions.

    Prospective investors should be aware that the TIAA Real Estate Account is very different from the Real Estate Securities Fund. In addition to the differences between Retirement Class and Retail Class shares of the Funds on the one hand and variable contracts on the other (outlined above), the investment objective, investment strategies and investment restrictions are significantly different between the TIAA Real Estate Account and the Real Estate Securities Fund. The most significant difference is that the TIAA Real Estate Account invests substantial amounts directly in real estate whereas the Real Estate Securities Fund invests only in securities of companies in the real estate industry. Direct investments in real estate are often more difficult to sell (sometimes substantially more difficult) than securities of real estate companies. In addition, while the Real Estate Securities Fund may only invest up to 10% of its total assets in securities of foreign issuers, the TIAA Real Estate Account may invest up to 25% of its total assets in real estate and other investments in foreign countries. As a separate account of a life insurance company, the TIAA Real Estate Account is subject to sections of the Code (and related regulations and rulings) applicable to life insurance companies whereas the Real Estate Securities Fund is subject to the Code sections (and related regulations and rulings) applicable to mutual funds. These are only some of the differences between the TIAA Real Estate Account and the Real Estate Securities Fund. Prospective investors should read the prospectuses for the TIAA Real Estate Account and the Real Estate Securities Fund carefully before deciding where to invest.

FINANCIAL STATEMENTS


The audited financial statements of the TIAA-CREF Institutional Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the fiscal year ended September 30, 2002, which has been filed with the SEC and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.


           Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION B-35

PART C:                        OTHER INFORMATION

ITEM 22. FINANCIAL STATEMENTS


(a) The audited financial statements and statements of investments for the existing portfolios of TIAA-CREF Institutional Mutual Funds for the year ended September 30, 2002 are incorporated into Part B of the Registration Statement by reference to pages 9 through 86 of the Funds' Annual Report to Shareholders, filed with the Securities and Exchange Commission on Form N-30D pursuant to Rule 30d-1 under the Investment Company Act of 1940 on November 27, 2002.

(b) The audited financial statements and statements of investments for the Large-Cap Value, Mid-Cap Value, Mid-Cap Growth, Small-Cap Equity, International Equity Index, Large-Cap Value Index, Large-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Growth Index, Mid-Cap Blend Index, Small-Cap Value Index, Small-Cap Growth Index, Small-Cap Blend Index, S&P 500 Index, Real Estate Securities and Inflation-Linked Bond Funds of the TIAA-CREF Institutional Mutual Funds for the year ended September 30, 2002 are incorporated into Part B of the Registration Statement by reference to pages 1 through 124 of the Funds' Annual Report to Shareholders, filed with the Securities and Exchange Commission on Form N-30D pursuant to Rule 30d-1 under the Investment Company Act of 1940 on November 29, 2002.


ITEM 23. EXHIBITS

(a)  (1) Declaration of Trust, dated as of April 15, 1999.1/


     (2)  Declaration of Trust, dated as of April 15, 1999, as amended.5/


(b)  Registrant has adopted no bylaws.

(c) The relevant portions of Registrant's Declaration of Trust are incorporated herein by reference to Exhibit (a) above.

(d) (1) Investment Management Agreement by and between Registrant and Teachers Advisors, Inc. ("Advisors"), dated as of June 1, 1999.2/


     (2) Amendment to the Investment Management Agreement by and between Registrant and Advisors, dated as of September 3, 2002. 5/


(e) (1) Distribution Agreement by and between Registrant and Teachers Personal Investors Services, Inc. ("TPIS"), dated as of June 1, 1999.2/

     (2) Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, Inc. ("Services"), dated as of June 1, 1999.3/

     (3) Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002. 5/


(f) (1) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan, as of January 1, 1998, as amended as of August 1, 1999.4/

     (2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended as of August 1, 1999.4/

(g) (1) Custodian Agreement by and between Registrant and State Street Bank and Trust Company ("State Street"), dated as of June 11, 1999.3/


     (2) Custodian Agreement by and between Registrant and JPMorgan Chase Bank ("JPMorgan"), dated as of July 1, 2002. 5/

     (3) Amendment to the Custodian Agreement by and between Registrant and JPMorgan, dated August 26, 2002. 5/


(h) (1) Administration Agreement by and between Registrant and State Street, dated as of July 1, 1999.3/

     (2) Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 1999.3/


     (3) Transfer Agency and Service Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 2002. 5/

     (4) Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002. 5/


(i)  Opinion and Consent of Charles H. Stamm, Esq.*

(j)  (1)  Consent of Sutherland Asbill & Brennan LLP.*

     (2)  Consent of Ernst & Young LLP.*

(k)  Not applicable.

(l) (1) Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America ("TIAA"), dated as of June 1, 1999.3/

     (2) Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002. 5/

(m) Distribution Plan for Retirement Class Shares of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act"), dated May 22, 2002. 5/

(n) Multiple Class Plan of Registrant adopted pursuant to Rule 18f-3 of the 1940 Act. 5/

(p)  (1)  Policy Statement on Personal Trading.4/

     (2)  TIAA Investments Policy Statement on Personal Investing.*

     (3) CREF Investments and Non-Investment Access Persons Policy Statement on Personal Investing.*


1/ Incorporated herein by reference to the initial registration statement on Form N-1A (File No. 333-76651) as - filed with the Commission on April 20, 1999.

2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A - (File No. 333-76651) as filed with the Commission on June 11, 1999.

3/ Incorporated herein by reference to Pre-Effective Amendment No. 2 to the registration statement on Form N-1A - (File No. 333-76651) as filed with the Commission on June 24, 1999.

4/ Incorporated herein by reference to Post-Effective Amendment No. 2 to the registration statement on Form - N-1A (File No. 333-76651) as filed with the Commission on January 31, 2001.




5/ Incorporated herein by reference to Post-Effective Amendment No. 5 to the registration statement on Form - N-1A (File No. 333-76651) as filed with the Commission on September 27, 2002.

*    Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     As the ultimate parent (holding indirectly 100% of the voting securities of Advisors, investment adviser of Registrant, TIAA may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more series of Registrant's shares (pursuant to the Seed Money Agreement), TIAA controls Registrant. Therefore, persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.

Bethesda ARC, LLC
BT Properties, Inc.
College Credit Trust
DAN Properties, Inc.
ETC Repackaging, Inc.
Illinois Teachers Properties, LLC
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Liberty Place Retail II, Inc.
Light St. Partners, LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC
ND Properties, Inc.
Savannah Teachers Properties, Inc.
T114 Properties, Inc.
T-Investment Properties Corp.
T-Land Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Boca Properties III, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers Realty Corporation
Teachers West, LLC
Ten Westport I, LLC
TEO-NP, LLC
Three Trails Town Center, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II, LLC
TIAA Bay Isle Key II Member, LLC
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial, LLC
TIAA SF One, LLC
TIAA The Reserve II, LLC
TIAA The Reserve II Member, LLC
TIAA Tri-State, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TIAA-Fund Equities, Inc.
Twenty West Port I, LLC
Washington Teachers Properties II, Inc.
WRC Properties, Inc.
730 Texas Forest Holdings, Inc.
485 Properties, LLC
2 LPPA, LLC

SUBSIDIARIES OF TEACHERS PROPERTIES, INC.:
Rouse-Teachers Holding Company, a Nevada Corporation
Rouse-Teachers Land Holdings, Inc., a Maryland Corporation
TPI Housing, Inc., a Delaware Corporation

1)   All subsidiaries are Delaware corporations except as follows:
     A) Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc. Teachers Realty Corporation
     B)   College Credit Trust, a New York Trust
     C)   TIAA-CREF Life Insurance Company is a New York Corporation
     D)   TIAA-CREF Trust Company, FSB is a Federal Savings Bank
     E)   TIAA European Funding Trust, a Delaware Trust
     F)   Light St. Partners, LLP, a Maryland Limited Liability Partnership

2)   All subsidiaries are 100% owned directly by TIAA, except as follows:
     A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Advisors, TPIS, TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.
     B)   TCT Holdings, Inc. owns 100% of the stock of TIAA-CREF Trust Company,
          FSB.
     C) Teachers Properties, Inc. owns 100% of the stock of TPI Housing, Inc. and 95% of the stock of Rouse-Teachers Holding Company. Rouse-Teachers Holding Company owns 100% of the stock of Rouse-Teachers Land Holdings, Inc.

     D) ND Properties, Inc. wholly or partially owns stock of the following foreign entities: (1) IMOR, S.A., a Portuguese corporation; (2) ND Falkirk, Ltd., a UK entity; (3) SAS La Defense, societe par action simplifee, a French entity; (4) SAS Iena, societe par action simplifee, a French entity; (5) SAS Roosevelt, societe par action simplifee, a French entity; (6) Salhouse Road Sprowston No. 1 Limited, a UK entity; (7) Salhouse Road Sprowston No. 2 Limited, a UK entity;
          (8) TIAA Lux 1, Societe a responsabilite limitee, a Luxemborg entity;
          (9) TIAA Lux 2, Societe a responsabilite limitee, a Luxembourg entity; and (10) TIAA Lux 3, Societe a responsabilite limitee, a Luxembourg entity.


ITEM 25. INDEMNIFICATION

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated as of April 15, 1999 (the "Declaration"). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "DBTA") provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration expressly provides that it has been organized under the DBTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Registrant's property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration further provides that Registrant shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the 1993 Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Advisors also provides investment management services to TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA Separate Account VA-1. The trustees of Advisors are Martin L. Leibowitz and Charles H. Stamm. Other officers of Advisors are Richard J. Adamski and Richard L. Gibbs. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC ("Investment Management"), and are employees of TIAA.



     Mr. Leibowitz is a trustee of TIAA and CREF and a manager of Investment Management. He is Vice Chairman and Chief Investment Officer of TIAA and CREF.

     Mr. Stamm is a trustee of Services, a manager of Investment Management, and a director of TPIS. He is General Counsel of TIAA and CREF.

     Mr. Adamski is Treasurer of Services and TPIS.

     Mr. Gibbs is Executive Vice President of Services and TPIS.

     The principal business address of TIAA, CREF, Services, Investment Management, and TPIS is 730 Third Avenue, New York, NY 10017-3206.

ITEM 27. PRINCIPAL UNDERWRITERS

     TPIS acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA-CREF Mutual Funds and TIAA-CREF Life Funds. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

ITEM 29. MANAGEMENT SERVICES

     Not Applicable.

ITEM 30. UNDERTAKINGS

     Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TIAA-CREF Institutional Mutual Funds, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 29th day of January, 2003.


                            TIAA-CREF INSTITUTIONAL MUTUAL FUNDS


                            By:      /S/ LISA SNOW
                                     -------------------------------------------
                            Name:    Lisa Snow
                            Title:   Vice President and Chief Counsel,
                                     Corporate Law and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                   TITLE                             DATE



/s/ MARTIN E. GALT, III     President                         January 29, 2003
------------------------
Martin E. Galt, III         (Principal Executive Officer)


/s/ SCOTT C. EVANS          Executive Vice President          January 29, 2003
-------------------
Scott C. Evans              (Principal Financial Officer)


/s/ RICHARD L. GIBBS        Executive Vice President          January 29, 2003
--------------------
Richard L. Gibbs            (Principal Accounting Officer)

                                        DATE                                                     DATE
                                        ----                                                     ----
SIGNATURE OF TRUSTEE                                     SIGNATURE OF TRUSTEE
                                January 29, 2003
/S/ MARTIN J. GRUBER                                     /S/ NESTOR V. SANTIAGO
----------------------------                             -----------------------
Martin J. Gruber                                         Nestor V. Santiago                 January 29, 2003

/S/ NANCY L. JACOB                                       /S/ MACEO K. SLOAN
----------------------------                             -----------------------
Nancy L. Jacob                  January 29, 2003         Maceo K. Sloan                     January 29, 2003

/S/ BEVIS LONGSTRETH                                     /S/ ROBERT W. VISHNY
----------------------------                             -----------------------
Bevis Longstreth                January 29, 2003         Robert W. Vishny                   January 29, 2003

----------------------------                             /S/ MARTIN L. LEIBOWITZ
Stephen A. Ross                                          -----------------------
                                                         Martin L. Leibowitz                January 29, 2003






                                  EXHIBIT INDEX

EXHIBIT NO. EXHIBIT NAME



(i)    Opinion and Consent of Charles H. Stamm, Esq.

(j)(1) Consent of Sutherland Asbill & Brennan LLP.

(j)(2) Consent of Ernst & Young LLP.

(p)(2) TIAA Investments Policy Statement on Personal Investing.

(p)(3) CREF Investments and Non-Investment Access Persons Policy Statement on Personal Investing.